UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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AT HOME GROUP INC.
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2021 PROXY STATEMENT

DEAR FELLOW STOCKHOLDERS OF AT HOME GROUP INC.: I am pleased to invite you to the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of At Home Group Inc., on Wednesday, June 16, 2021, at 2:30 p.m. (Central Time), to be held by a virtual-only format at www.virtualshareholdermeeting.com/HOME2021. I began serving as independent Lead Director in September as part of our ongoing Board succession planning, following the great leadership provided by Larry Stone in establishing the foundation for this critical role. Larry is retiring as of the Annual Meeting, and I am honored to have been selected to succeed him. Strong Performance Despite Unprecedented Challenges in Fiscal Year 2021 Fiscal year 2021 was a transformational year for At Home, with unprecedented challenges met head-on by our management and team members, including mandated store closures in early fiscal year 2021, followed by record net sales in the last three quarters of the fiscal year. We believe our strong sales performance was driven by a number of operational initiatives as well as macroeconomic and consumer trends. Our dedicated management and team members rapidly accelerated our omnichannel capabilities to provide customers with additional options for purchasing our products, including Buy Online Pick-Up In Store, curbside pick-up and local delivery from a majority of store locations. Our rebounded sales performance allowed us to bring back many of our furloughed employees and institute merit increases. Ultimately, our fiscal year 2021 performance resulted in earned annual bonuses of 200% of target, based on achieving greater than maximum performance for both performance metrics (adjusted operating income and total sales growth), with no effective adjustments made to the bonus plan or performance goals developed in early fiscal year 2021. Significant Board Oversight of COVID-19 Pandemic Response The Board and its Committees were deeply engaged throughout fiscal year 2021 and provided significant oversight of key measures considered and taken in response to the COVID-19 pandemic. The Board monitored the risks related to our business, continuity and strategy. The Audit Committee oversaw the management of liquidity and cash flows, debt covenant compliance, key accounting and financial reporting considerations, legal and regulatory compliance, cybersecurity, and internal control considerations. The Compensation Committee reviewed our efforts to ensure the safety and well-being of our employees, as well as overseeing our furlough and layoff programs and key compensation matters. In particular, the Board met periodically to discuss developments related to the COVID-19 pandemic and At Home’s responses. In addition, an executive committee of our Board, together with other Board members able to attend, informally met with members of our management team weekly from late March to early June in fiscal year 2021 to discuss similar matters. Key matters addressed included our store closures, employee furloughs, temporary tiered salary reductions for corporate employees, deferral of annual merit increases and bonuses, substantial reductions in expenses, store occupancy costs, capital expenditures and overall costs (including the suspension of new store openings and remodeling projects), extending payment terms with our vendors, negotiating rent deferrals or rent abatements, and the expansion of our omnichannel capabilities. Ultimately, this group oversaw the reversal of some of the temporary measures taken in response to the pandemic, such as reopening stores in compliance within a myriad of complex state and local regulations, bringing back many furloughed employees, restoring salaries and instituting merit increases. Although many challenges and uncertainties from the COVID-19 pandemic remain, we look to build upon the strong success of fiscal year 2021 and the enhanced implementation of our At Home 2.0 strategy. Continuing Board Refreshment Our Board has evolved significantly since our initial public offering in 2016. We have appointed five new directors since 2018, and our Board now includes four female directors and one ethnically diverse director. We believe the continuing directors represent the appropriate mix of experience, skills, expertise, backgrounds and other attributes to ensure that the Board, as a whole, will continue to effectively perform its oversight function on behalf of stockholders in light of the Company’s ongoing operations and long-term strategy. In October of fiscal year 2021, Martin Eltrich, III resigned from the Board following the sale of the remaining shares held by funds affiliated with AEA Investors LP, our former private equity sponsor. In November, the Board appointed Kenneth Simril as a Class III director. Mr. Simril is the current President and Chief Executive Officer of Fleischmann’s Ingredients and, as a former Chief Financial Officer of multiple companies, the Board has determined that he qualifies as an audit committee financial expert. Further, in March of fiscal year 2022, Larry Stone informed the Board of his intention to retire upon expiration of his current term and not stand for re-election at the Annual Meeting. On behalf of the Board, I want to sincerely thank Martin and Larry for their dedicated service and contributions. Ongoing Responsiveness to Significant Fiscal Year 2020 Stockholder Engagement Following our Say-on-Pay failure at the 2019 annual meeting of stockholders, Larry led a significant stockholder engagement effort regarding our executive compensation program in late fiscal year 2020. Such outreach led the Compensation Committee to expedite the shift of the Company’s executive compensation structure from a private-equity sponsor model to a mature public company model. Although planned progress was delayed in part in fiscal year 2021 due to the COVID-19 pandemic, the fundamental changes implemented in our fiscal year 2021 and fiscal year 2022 executive compensation program, described in the accompanying proxy statement, reflect our Board’s desire to learn from and work with long-term stockholders to achieve success for the Company and its stakeholders. Enhanced Focus on Human Capital Management and Sustainability The Board and the Compensation Committee are highly focused on oversight of human capital management. Issues related to human capital management and our culture are discussed at Board meetings and both the Board and committees devote time each year to discuss functional leadership across the Company and succession plans. Management is responsible for shaping our culture, including setting the right tone-at-the-top and ensuring our policies and processes reflect and reinforce our values. In fiscal year 2021, the Board was focused on policies and programs that support diversity and inclusion, including our twelve key areas of focus identified following focused listening sessions and a team member survey completed in the first half of fiscal year 2021, and the safety and well-being of our team members through our Safe Stores Policy and our Safe Home Office Policy and our various team member wellness programs. Our management team and Board, with oversight leadership from the Audit Committee, also are increasingly focused on social responsibility and sustainability. In fiscal year 2021, we committed to issuing our first Sustainability Report this spring, which we expect to release in May 2021, and will continue to monitor and assess our progress with respect to corporate social responsibility matters in fiscal year 2022 and beyond. On behalf of the Board, thank you for your continued investment in At Home. We appreciate the trust you place in us. Philip L. Francis Independent Lead Director May 4, 2021

TO THE STOCKHOLDERS OF AT HOME GROUP INC.: You are cordially invited to attend the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of At Home Group Inc., on Wednesday, June 16, 2021, at 2:30 p.m. (Central Time), to be held by a virtual-only format. Stockholders as of the record date may participate in a live webcast of the meeting at www.virtualshareholdermeeting.com/HOME2021. At the Annual Meeting, you will be asked to: 1 Elect three Class II directors to the Board of Directors to hold office until the 2024 annual meeting of stockholders. 2 Approve (on an advisory basis) the compensation of our named executive officers. 3 Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 29, 2022. 4 Approve an amendment to our 2016 equity incentive plan to increase the shares of common stock available for issuance and to make other specified revisions. & Transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof. In addition, our management and the Board will be available to respond to comments and questions of general interest to our stockholders. It is important that you vote whether or not you plan to attend the Annual Meeting. At Home is a leading home décor superstore, and we believe our large format stores dedicate more space per store to home décor than any other player in the industry. We are focused on providing the broadest assortment of everyday and seasonal products for any room, in any style, for any budget. We utilize our space advantage to out-assort our competition, offering over 50,000 SKUs throughout our stores. Our differentiated merchandising strategy allows us to identify on-trend products and then value engineer similar products to provide desirable aesthetics at attractive price points for our customers. Over 75% of our products are unbranded, private label or specifically designed for us. We have developed a highly efficient operating model that seeks to drive growth and profitability while minimizing operating risk. Our merchandising, sourcing and pricing strategies generate strong ticket growth across our product offering and increase store traffic and time in store. Through specialized in store merchandising and visual navigation elements, we enable a self-service model that minimizes in store staffing needs and allows us to deliver exceptional value to our customers. We believe with our quickly expanding omnichannel offering, broad and comprehensive assortment, enhanced focus on customer loyalty and compelling value proposition, we are a leading destination for home décor with the opportunity to continue taking market share in a highly fragmented and growing industry. In terms of the past year, fiscal year 2021 was transformational for At Home. In the face of a global pandemic and store closures, our teams acted nimbly to launch omnichannel solutions, reopen safely and serve customers during the unprecedented surge in demand that followed. Our record financial achievements would be remarkable in any year, but they hold special significance, given the difficult environment and the limited visibility we had for much of fiscal year 2021. These outstanding results also demonstrate that At Home 2.0, the updated long-term strategy we put in place at the end of fiscal year 2020, is propelling us forward. We thank you for your continued support and interest in At Home Group Inc. Sincerely, Lewis L. Bird III Chairman of the Board and Chief Executive Officer May 4, 2021

1600 East Plano Parkway Plano, Texas 75074 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 16, 2021 WHEN WEBCAST RECORD DATE Wednesday, June 16, 2021 2:30 p.m. (Central Time) www.virtualshareholdermeeting.com/HOME2021 Stockholders of record at the close of business on April 19, 2021 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. You are cordially invited to attend the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of At Home Group Inc., for the following purposes: 1 To elect three Class II directors named in the accompanying proxy statement to the Board of Directors, with each director to hold office until the 2024 annual meeting of stockholders, and until such director’s successor is duly elected and qualified, subject to earlier resignation, retirement or other termination of service. 2 To approve (on an advisory basis) the compensation of our named executive officers. 3 To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 29, 2022. 4 To approve an amendment to our Amended and Restated At Home Group Inc. Equity Incentive Plan to increase by 3,250,000 the number of shares of common stock available for issuance for equity awards and to make other specified revisions. & To transact any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. On or about May 4, 2021, we intend to mail to our stockholders of record a Notice of Internet Availability of Proxy Materials containing instructions on how to access the accompanying proxy statement and our fiscal year 2021 annual report through the Internet, how to receive these materials by paper delivery (along with a proxy card) at no charge or by e-mail and how to vote through the Internet or by telephone. Beneficial owners will receive a similar notice from their broker, bank or other nominee. Please do not mail in the notice, as it is not intended to serve as a voting instrument. Notwithstanding anything to the contrary, we may send certain stockholders of record a full set of proxy materials by paper delivery instead of the notice or in addition to sending the notice. The Annual Meeting will be a virtual-only format conducted by live webcast. You will be able to attend the Annual Meeting through the Internet and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ HOME2021. You will also be able to vote your shares electronically at the Annual Meeting. Details regarding how to attend and participate in the virtual meeting are more fully described in the accompanying proxy statement. By Order of the Board of Directors, Mary Jane Broussard Chief Administrative Officer, General Counsel & Corporate Secretary Plano, Texas May 4, 2021 Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held June 16, 2021 The Notice of Annual Meeting of Stockholders, the accompanying Proxy Statement and the fiscal year 2021 Annual Report are available at www.proxyvote.com. YOUR VOTE IS VERY IMPORTANT Please carefully read the accompanying proxy statement. Even if you plan to attend the Annual Meeting, please promptly vote by following the instructions in the Notice of Internet Availability of Proxy Materials. Proposal

TABLE OF CONTENTS i PROXY SUMMARY 50 Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table Outstanding Equity Awards at January 30, 2021 Option Exercises and Stock Vested in Fiscal Year 2021 Potential Payments Upon Termination or Change in Control as of January 30, 2021 CEO Pay Ratio PROPOSAL 2—ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION 1 PROXY STATEMENT 52 54 2 PROPOSAL 1—ELECTION OF CLASS II DIRECTORS 4 BOARD MATTERS 4 4 Directors as of Record Date Specific Qualifications, Skills and Experience of Continuing Directors Director Recruitment, Nominations and Appointments Board Substantially Composed of Independent Directors Director Background and Qualifications The Board of Directors—Other Matters Committees of the Board Corporate Governance Enhanced Focus on Human Capital Management and Company Culture Sustainability Stockholders — How to Communicate Directly with Board Director Compensation EXECUTIVE OFFICERS 55 62 63 5 6 65 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT 7 12 16 19 22 67 CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS 68 PROPOSAL 3—RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM 70 AUDIT COMMITTEE MATTERS 24 24 70 70 71 Pre-Approval Policies and Procedures Ernst & Young’s Fees and Services REPORT OF THE AUDIT COMMITTEE 25 27 73 PROPOSAL 4—AMENDMENT TO THE AMENDED AND RESTATED AT HOME GROUP INC. EQUITY INCENTIVE PLAN 30 COMPENSATION DISCUSSION AND ANALYSIS 86 ADDITIONAL INFORMATION 30 37 Executive Summary Advisors Utilized in Determination of Executive Compensation Fiscal Year 2021 Compensation Program and Determinations Other Equity-Related Policies Tax and Accounting Implications COMPENSATION COMMITTEE REPORT 86 Questions and Answers About the Proxy Materials and the Annual Meeting Delinquent Section 16(a) Reports Presentation of Stockholder Proposals and Nominations at 2022 Annual Meeting Access to Reports and Other Information Forward-Looking Statements List of Company Stockholders Availability of Fiscal Year 2021 Annual Report to Stockholders APPENDIX A 91 91 38 44 45 47 92 92 92 93 48 NAMED EXECUTIVE OFFICER COMPENSATION TABLES 48 Summary Compensation Table for Fiscal Years 2021, 2020 and 2019 Grants of Plan-Based Awards in Fiscal Year 2021 A-1 49 B-1 APPENDIX B INDEX OF FREQUENTLY REQUESTED INFORMATION 70 12 62 44 18 7 25 Auditor Fees Board Leadership CEO Pay Ratio Clawback Policy Compensation Consultant Director Biographies Director Compensation 6 7 4 27 87 22 34 Director Independence Director Nominees Director Qualifications Executive Officers How to Vote Human Capital Management Long-Term Incentives 35 13 32 91 44 14 24 Pay for Performance Risk Oversight Stockholder Outreach Stockholder Proposal Deadlines Stock Ownership Requirements Succession Planning Sustainability

PROXY SUMMARY This proxy summary highlights information contained elsewhere in this Proxy Statement for the 2021 annual meeting of stockholders (the “Annual Meeting”) of At Home Group Inc. (“At Home”, “we”, “us” and “our”). You should read the entire proxy statement before voting. For more complete information regarding the performance of At Home for the fiscal year ended January 30, 2021 (“fiscal year 2021”), you should review At Home’s annual report on Form 10-K for fiscal year 2021. ABOUT THE 2021 ANNUAL MEETING Wednesday, June 16, 2021 2:30 p.m. (Central Time) YOUR VOTE IS IMPORTANT Whether or not you plan to attend the Annual Meeting, we urge you to carefully review the applicable proxy materials and follow the instructions below to cast your vote promptly on all of the proposals WHEN WEBCAST www.virtualshareholdermeeting.com/HOME2021 RECORD DATE April 19, 2021 The following proposals will be addressed at the Annual Meeting. 1 Election of Class II Directors FOR each nominee Plurality of the votes cast that are entitled to vote* Page 2 2 Advisory Vote on Named Executive Officer Compensation (“Say-on-Pay”) FOR Majority of the voting power present that are entitled to vote Page 63 3 Ratification of the Appointment of our Independent Registered Public FOR Majority of the voting power present that are entitled to vote Page 68 Accounting Firm 4 Approval of an Amendment to our Amended and Restated At Home Group Inc. Equity Incentive Plan (the “2016 Equity Plan”) FOR Majority of the voting power present that are entitled to vote Page 73 * Majority voting policy — Notwithstanding that directors will be elected by a plurality of votes cast, if any director nominee receives a greater number of votes “withheld” than “for” his or her election, our majority voting policy requires the director to promptly tender his or her resignation. The Board, upon recommendation of the Nominating and Corporate Governance Committee, will determine whether to accept the resignation offer. The following sets forth the methods by which you may vote for purposes of the Annual Meeting. Visit the website listed on your Notice of Internet Availability of Proxy Materials or, if you BY INTERNET requested a printed copy of the proxy materials, your proxy card or voting instruction form. Call the telephone number listed on your Notice of Internet Availability of Proxy Materials or, if you requested a printed copy of the proxy materials, your proxy card or voting instruction BY TELEPHONE form. Sign, date and return your proxy card or voting instruction form in the enclosed envelope if you requested a printed copy of the proxy materials. BY MAIL Attend the Annual Meeting through the Internet and vote electronically during the Annual Meeting. Reference the information that is printed in the box marked by the arrow provided in your Notice of Internet Availability of Proxy Materials. Alternatively, if you requested a printed copy of the proxy materials, reference the instructions on your proxy card or voting instruction form. DURING THE VIRTUAL MEETING We intend to mail to our stockholders of record the Notice of Annual Meeting of Stockholders on or about May 4, 2021. AT HOME GROUP INC. 2021 PROXY STATEMENT i More Proposal Board Recommendation Required Vote Information

PROXY SUMMARY ABOUT AT HOME At Home is a leading home décor superstore, and we believe our large format stores dedicate more space per store to home décor than any other player in the industry. We are focused on providing the broadest assortment of everyday and seasonal products for any room, in any style, for any budget. We believe with our quickly expanding omnichannel offering, broad and comprehensive assortment, enhanced focus on customer loyalty and compelling value proposition, we are a leading destination for home décor with the opportunity to continue taking market share in a highly fragmented and growing industry. As of January 30, 2021, our store base was comprised of 219 stores across 40 states, averaging approximately 105,000 square feet per store. We utilize a flexible and disciplined real estate strategy that allows us to successfully open and operate stores from 75,000 to 165,000 square feet across a wide range of formats and markets. At Home has been listed on the New York Stock Exchange since its initial public offering (“IPO”) in August 2016. FISCAL YEAR 2021 COMPANY PERFORMANCE $1.7B Net sales 27% Sales growth 19.4% Increase in comparable store sales 7 New stores Fiscal year 2021 was a record year for At Home. We opened seven stores and increased our market share with 27% net sales growth to $1.7 billion, including a 19.4% comparable store sales increase. We also delivered record earnings (as much as the last three years combined) and executed a significant transformation of our balance sheet by substantially reducing our debt and generating record cash flow. We attribute much of our success to At Home 2.0, the strategic framework we initially communicated in fiscal year 2020. We focused on and took significant actions in fiscal year 2021 aligned with the framework’s five key components: 3 1 2 4 5 initiatives to create new AT HOME GROUP INC. 2021 PROXY STATEMENT ii BE A GREAT PLACE TO WORK AND GROW We continued to focus on: attracting top talent building a strong pipeline leveraging our strategic opportunities for our team members OPTIMIZE OUR FINANCIAL MODEL We: refinanced our long-term debt had a record low leverage ratio at year end significantly improved our free cash flow increased our year -end cash balance by tenfold ACCELERATE DIGITAL AND OMNICHANNEL We: expanded Buy Online Pick Up In Store, or “BOPIS” (all stores) launched curbside services (all stores) rolled out next-day local delivery starting at $10 (more than 70% of stores) grew loyalty program membership by 40% LEAD ON PRODUCT AND PRICE We: enhanced the structure and frequency of our pricing analyses implemented sharper, more competitive pricing developed comprehensive manufacturing standards worked to ensure products meet or exceed our quality requirements REDEFINE OUR GO -TO-MARKET APPROACH We: conducted more than a dozen EDLP+ campaigns revived category reinvention discipline launched two new design collaborations

PROXY SUMMARY EXECUTIVE COMPENSATION HIGHLIGHTS Ongoing Responsiveness to Significant Fiscal Year 2020 Stockholder Engagement As a direct result of the targeted stockholder outreach, the Compensation Committee expedited the shift of the Company’s compensation structure from a private-equity sponsor model to a mature public company model. Although planned progress was delayed in part in fiscal year 2021 due to the COVID-19 pandemic, the fundamental changes implemented for our executive compensation program in fiscal years 2021 and 2022 reflect our Board’s desire to learn from and work with long-term stockholders to achieve success for the Company and its stakeholders. AT HOME GROUP INC. 2021 PROXY STATEMENT iii •In fiscal year 2022, the Compensation Committee approved a new long-term incentive program consisting of performance share units (“PSUs”) (50% of grant date value) and stock options (50% of grant date value) •Due to challenges related to setting objective performance goals in light of the COVID-19 pandemic, fiscal year 2021 annual equity awards to named executive officers were 100% stock options, which deliver value to the holder that is aligned with stockholder return •A special grant of PSUs was made in fiscal year 2021 to Mr. Bird with the same terms as the special grant of PSUs made to the other named executive officers in fiscal year 2020 “Add a reasonable portion of performance-based long-term equity and utilize fewer stock options” •Fiscal years 2021 and 2022 management bonus plans are solely based on the achievement of two new performance metrics, equally weighted: adjusted operating income and total sales growth “Preference for mix of metrics focused on top-line growth and profitability; many stockholders support total sales growth” •In fiscal year 2020, the Compensation Committee and Mr. Bird mutually agreed to cancel his fiscal year 2019 stock option award, which had an aggregate grant date fair value of $41.5 million and vested immediately on grant date, subject to certain transfer restrictions •Beginning in fiscal year 2021, the Compensation Committee has aligned the CEO compensation program (including equity awards) with other named executive officers and peer company/general market practices “Disfavor significant, one-time equity grants” We contacted holders of over 66% of our outstanding common stock, representing 22 Following our Say-on-Pay failure at the 2019of our top 30 stockholders annual meeting of stockholders, Mr. Stone, thenMr. Stone, together with certain members our independent Lead Director and Chair of theof management (excluding Mr. Bird, to Compensation Committee, led a significantencourage an open dialogue), stockholder engagement effort regarding ourmet with nine stockholders owning executive compensation program. In late fiscalover year 2020:46% of our outstanding common stock

PROXY SUMMARY Fiscal Year 2021—CEO Compensation Alignment with Named Executive Officers Mr. Bird’s target annual compensation in fiscal year 2021 substantially consisted of base salary, a target cash bonus, stock options and target PSUs. The target pay mix is set forth in the chart, excluding perquisites. Amounts may not add to 100% due to rounding. Target PSUs 8.8% Fixed 13.2% Base Salary 13.2% Mr. Bird’s actual compensation for fiscal year 2021 reflected the following key Target Bonus 17.3% determinations. Total Growth 8.7% Target Equity 69.4% No increase from fiscal year 2020, and an effective 50% voluntary reduction for the three-month period when home office employees were either furloughed or received reduced salaries (compared to a 30% voluntary reduction for other named executive officers) 60.6% All named executive officers received 200% of their bonus target due to greater than Named executive officers received 100% stock options for annual equity awards because options deliver value to the holder that is aligned with stockholder return but, unlike PSUs, did not require the Compensation Committee to set objective performance goals, which were very difficult to establish due to the COVID-19 pandemic and therefore may not have served the intended retention and incentive purposes Mr. Bird also received a special grant of PSUs that had the same terms as the special grant of PSUs made to the other named executive officers in fiscal year 2020, which further aligned the executive team to achieve two performance metrics linked to the Company’s business strategy and long-term profitability, adjusted net income growth and comparable store sales growth maximum performance for the management bonus plan metrics (adjusted operating income and total sales growth), with no effective adjustments made to performance goals approved in early fiscal year 2021 based on the Board-approved budget. In fiscal years 2020 and 2019, all named executive officers received 0% and 100.7% of their bonus targets, respectively AT HOME GROUP INC. 2021 PROXY STATEMENT iv 4 CEO PSUs 3 Equity 2 Bonus 1 Base Salary AT RISK 86.8% 2020 Annual Meeting Say-on-Pay Vote 97.5% Support The ongoing refreshment of the compensation program for named executive officers resulting from our significant stockholder engagement efforts resulted in high-level support at the 2020 annual meeting. •For fiscal years 2020 and 2021, special grants of PSUs are based on the achievement of adjusted net income and comparable store sales growth over eight fiscal quarters •In fiscal year 2022, annual grants of PSUs are based on adjusted net income and total sales growth, with three discrete annual performance goals to be established at or near the beginning of each fiscal year (with vesting no earlier than the third anniversary of the grant date) “Improve linkage between long-term equity and business strategy and long-term profitability”

PROXY SUMMARY Ongoing Improvements in Compensation Governance Annually determine peer group and utilize peer group benchmarking (all NEOs) and survey data (NEOs, except CEO and CFO) Fully independent Compensation Committee, with active engagement of independent compensation consultant Pay-for-performance bonus plan using objective performance goals aligned with business strategy, and fixed payout caps Annual equity award program, including pay-for-performance components aligned with business strategy and using fixed payout caps Robust stock ownership guidelines for executive officers Executive compensation clawback policy Compensation Committee oversight to confirm no material risk in compensation programs of At Home Annual stockholder Say-on-Pay vote No guaranteed bonuses, excluding limited new hire inducement Limited use of perquisites No defined benefit, supplemental executive retirement or nonqualified deferred compensation plans No tax gross-ups, except for limited new hire inducement and for annual wellness exam Strict prohibition on hedging and pledging by directors and executive officers No discounted stock options and no repricing or exchange of underwater options without stockholder approval GOVERNANCE HIGHLIGHTS Nomination of Three Highly Qualified Class II Directors The Board of Directors (the “Board”) of At Home has nominated each of the three current Class II directors listed below for three-year terms to be elected at the Annual Meeting and to hold office until the 2024 annual meeting of stockholders, and until such director’s successor is duly elected and qualified, subject to earlier resignation, retirement or other termination of service. Former Chief Financial Officer, Norwegian Cruise Line Holdings Ltd. • Audit (Chair) Financial expert Wendy A. Beck 56 2014 • Nominating and Corporate Governance (Chair) President and CEO, Caribou Coffee Company, Inc. John J. Butcher 45 2020 Philip L. Francis Independent Lead Director Former Chief Executive Officer, PetSmart, Inc. • Compensation (Chair) 74 2015 AT HOME GROUP INC. 2021 PROXY STATEMENT v Director Primary or Most Committee Name Age Since IndependentRecent Occupation Memberships What We Don’t Do What We Do

PROXY SUMMARY Continuing Board Refreshment Since IPO—A Diverse and Experienced Board 5 new directors since ﬁscal year 2019 8/9 independent directors 3 new directors 9 total directors FY 2019 4/9 female directors 1/9 ethnically diverse directors 0 new director FY 2020 5 departures 1/3 key committees chaired by women 2 new directors 9 total directors FY 2021 • In October of fiscal year 2021, Martin Eltrich, III resigned from the Board. AEA Investors LP (together with its affiliates, “AEA”), our former private equity sponsor that sold its remaining shares in the Company in October, previously nominated Mr. Eltrich for election to the Board. In November of fiscal year 2021, the Board appointed Mr. Kenneth Simril as a Class III director. Mr. Simril is the current President and Chief Executive Officer of Fleischmann’s Ingredients and, as a former Chief Financial Officer of multiple companies, the Board has determined that he qualifies as an audit committee financial expert. In March of fiscal year 2022, Larry Stone informed the Board of his intention to retire upon expiration of his current term and not stand for re-election at the Annual Meeting. • • We believe that our continuing directors as a group have an appropriate mix of qualifications, attributes, skills and experience. Executive Leadership 9 Strategic Planning of Growth Companies 7 Finance, Accounting, and Financial Reporting 5 Retail Industry 8 Marketing, Brand Management or Product Merchandising 7 Global Supply Chain 5 Other Public Company Directorships 7 AT HOME GROUP INC. 2021 PROXY STATEMENT vi Skills and Experience

PROXY SUMMARY Balanced Corporate Governance Approach, with Independent Director Leadership 8 of 9 continuing directors are independent Significant director refreshment since IPO Independent Lead responsibilities Fully independent Director with significant Board gender diversity Management and director succession planning, including detailed frameworkcreated with independent national consultant No director overboarding Audit, Compensation and Nominating Committees and Corporate Governance Regular executive directors sessions of independent Detailed strategy and risk oversight by Board and committees Committees authorized to hire advisors independent of management Strict prohibition on hedging and directors and executive officers pledging by Majority voting policy with rejectable resignation No poison pill or dual class shares Comprehensive annual Board and committee evaluations Annual appointment of Chairman of the Board and independent Lead Director by independent directors Executive compensation clawback policy One share, one vote Board and Committee Meeting Attendance OVERVIEW OF THE EQUITY PLAN PROPOSAL The Board is seeking your support to amend the 2016 Equity Plan to: As of April 19, 2021, after giving effect to expirations, terminations, settlements in cash and forfeitures to date, there remained 1,115,122 Shares available for grant under the 2016 Equity Plan. We expect that the total Shares available for future Awards under the 2012 Option Plan and the 2016 Equity Plan, as amended by the Amendment, would be sufficient to cover expected equity grants for approximately four years based on current forecasts and estimates of future grants of equity awards, expected expirations, terminations and forfeitures and assuming maximum performance of future PSUs and that our share price remains at then-current levels or higher. AT HOME GROUP INC. 2021 PROXY STATEMENT vii •Increase by 3,250,000 the maximum number of shares of our common stock (the “Shares”) that may be issued pursuant to awards granted under the 2016 Equity Plan •Impose a one-year minimum vesting requirement for substantially all new awards granted under the 2016 Equity Plan (the “Minimum Vesting Requirement”) •Prohibit the payment of dividends on any unvested awards newly granted under the 2016 Equity Plan 100% Attendance In ﬁscal year 2021, our incumbent directors attended 100% of meetings of the Board and our three standing committees. Stockholder Rights Accountability Best Practices Independence

PROXY SUMMARY Further, the 3,250,000 shares of common stock represent approximately 5% of our outstanding shares of common stock as of April 19, 2021. Potential stockholder dilution (equal to the number of Shares subject to our outstanding Awards, plus the number of shares available to be granted, divided by total shares of common stock outstanding), including the additional requested Shares, would be approximately 20% as of April 19, 2021. No discounted stock options No repricing or exchange of underwater options without stockholder approval No automatic annual share replenishment or share grants No liberal share recycling Minimum one-year vesting for all new awards under amended plan, with customary exception for 5% of new awards No dividend payments for any unvested awards for new awards under amended plan No tax gross-ups on change in control vesting Burn Rate(1) 5.17% 2.40% 4.38% 3.98% (1) Defined as the number of shares subject to equity awards granted in a fiscal year divided by the weighted average shares of common stock outstanding for that fiscal year. This amount does not take into account any cancellations or forfeitures. The following table sets forth information regarding the outstanding equity awards, and the number of shares remaining for grant, as of April 19, 2021. Awards Full Value Underlying Price of Term of Outstanding Available for Future Awards Plans and PSUs) Options Options Options Common (1) There are no other full value shares underlying outstanding grants and awards, such as restricted stock or common stock. Further, there are no unvested shares issued in lieu of cash compensation and no awards that will be settled solely in cash. As of April 19, 2021, no outstanding PSUs have been earned; however, for purposes of this table, outstanding PSUs are reported at the maximum award amount (or 200% of target). Includes vested and unvested options. As of April 19, 2021, 6,916,522 outstanding stock options were vested. No exercise price is provided for the RSUs and PSUs because they are converted into common stock on a one-for-one basis at no additional cost. (2) (3) AT HOME GROUP INC. 2021 PROXY STATEMENT viii Weighted-Weighted-Average Average OutstandingOutstandingShares Exercise RemainingNumber of Shares RemainingTotal Under All Awards (RSUsOutstandingOutstandingOutstanding(#) Shares of (#) (#)(1) (#)(2) ($)(3) (# of years) 2012 Plan 2016 Plan Total Stock 8,949,3871,731,5047,217,88313.54 3.99 29,333 1,115,1221,144,45565,484,047 Historical Dilution and Burn Rate Percentages: Fiscal Year 2019 Fiscal Year 2020 Fiscal Year 2021 Three-Year Average Our Clawback Policy Applies to Equity Awards Our clawback policy empowers the Board to seek recovery of any cash or equity-based incentive compensation paid to executive officers in specified circumstances to the fullest extent permitted by governing law. 2016 Equity Plan Features (As Amended) We Thoughtfully Manage our Burn Rate Our independent Compensation Committee, with advice from its compensation consultant, Pearl Meyer & Partners, regularly reviews our historical share usage and availability and considers such information in setting equity compensation levels. Recognizing that equity awards dilute stockholder equity and must be used appropriately, our Compensation Committee administers and oversees our equity compensation practices to ensure they are reasonable. We believe our historical share usage effectively balances the needs of our employees with stockholder interests.

PROXY SUMMARY ADDITIONAL RESOURCES Proxy Statement http://investor.athome.com/financial-information/annual-reports-and-proxy-statements Annual Report http://investor.athome.com/financial-information/annual-reports-and-proxy-statements Voting Your Proxy via the Internet Before the Annual Meeting www.proxyvote.com Board of Directors http://investor.athome.com/investor-overview/corporate-governance/board-of-directors Executive Leadership http://investor.athome.com/investor-overview/corporate-governance/executive-leadership Committees of the Board of Directors http://investor.athome.com/investor-overview/corporate-governance/committee-composition Governance Documents • Amended and Restated Certificate of Incorporation • Corporate Bylaws • Committee Charters • Corporate Governance Guidelines • Code of Business Principles • Executive Officer Equity Ownership Guidelines • Non-Employee Director Equity Ownership Guidelines http://investor.athome.com/investor-overview/corporate-governance/governance-documents Sustainability Report http://sustainability.athome.com/ IR Website http://investor.athome.com/ AT HOME GROUP INC. 2021 PROXY STATEMENT ix Investor Relations Sustainability Corporate Governance Annual Meeting

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 16, 2021 We are furnishing this Proxy Statement to you as part of a solicitation by the Board of Directors (the “Board”) of At Home Group Inc., a Delaware corporation, of proxies to be voted at our 2021 Annual Meeting of Stockholders and at any adjournment or postponement of such meeting (the “Annual Meeting”). The Annual Meeting will be held in a virtual-only format conducted by live webcast. WHEN WEBCAST Wednesday, June 16, 2021 2:30 p.m. (Central Time) www.virtualshareholdermeeting.com/HOME2021 Unless the context otherwise requires, all references in this Proxy Statement to “At Home”, “Company”, “we”, “us” and “our” refer to At Home Group Inc. and its subsidiaries. At the Annual Meeting, you will consider and vote upon: 1 The election of three Class II directors named in this Proxy Statement to the Board, with each director to hold office until the 2024 annual meeting of stockholders, and until such director’s successor is duly elected and qualified, subject to earlier resignation, retirement or other termination of service. 2 The approval (on an advisory basis) of the compensation of our named executive officers. 3 The ratification of the appointment of Ernst & Young LLP (“Ernst & Young”) as our independent registered public accounting firm for the fiscal year ending January 29, 2022. 4 The approval an amendment to our Amended and Restated At Home Group Inc. Equity Incentive Plan to increase by 3,250,000 the number of shares of common stock available for issuance for equity awards and to make other specified revisions. We are not aware of any other matters that will be brought before the stockholders for a vote at the Annual Meeting. If any other matter is appropriately brought before the Annual Meeting, the persons named in the proxy card will have discretionary authority to vote as the Board recommends or, if the Board gives no recommendation, according to their best judgment, to the extent permitted by applicable law. 1600 East Plano Parkway Plano, Texas 75074 www.athome.com References to website addresses in this Proxy Statement are not intended to function as hyperlinks and, except as specified herein, the information contained on, or that can be accessed through, such websites is not part of this Proxy Statement. AT HOME GROUP INC. 2021 PROXY STATEMENT 1 Our website Our mailing address and principal executive office Proposal

PROPOSAL 1—ELECTION OF CLASS II DIRECTORS The Board currently consists of ten directors divided into three classes, Class I, Class II and Class III, with directors of each class serving staggered three-year terms. In March of fiscal year 2022, Larry Stone informed the Board of his intention to retire upon expiration of his current term and not stand for re-election at the Annual Meeting. Three Class II directors are to be elected at the Annual Meeting, each to serve until the 2024 annual meeting of stockholders, and until such director’s successor has been duly elected and qualified, subject to such director’s earlier death, resignation, retirement or other termination of service. 3 6 1 Chairman of the Board L Lead Director (Independent) In connection with the selection and nomination process, the Nominating and Corporate Governance Committee reviews the experience, skills, expertise, backgrounds and other attributes of the members of the Board to ensure appropriate composition, taking into account the current Board members, the specific needs of the Company and the Board and the annual self-evaluations of the Board and committees. The Nominating and Corporate Governance Committee considers a number of important factors in determining whether to re-nominate incumbent directors and in evaluating new director candidates (including from stockholder recommendations): • For director incumbents, continuing satisfaction of membership criteria, including as set forth in the Corporate Governance Guidelines. For director incumbents, historical, ongoing and anticipated future contributions to Board and Company activities, including based upon a review of the director’s past attendance and active engagement at Board and committee meetings. The number of other public and private company boards on which such person serves, as well as any potential or actual conflicts of interest. Specific expertise and experience relevant to the Company’s long-term strategy, operations and culture. The Board’s current size and composition and the results of the most recent annual self-evaluation process. Compliance with Securities and Exchange Commission (“SEC”), New York Stock Exchange (“NYSE”) or other applicable legal and regulatory standards, as well as the Company’s governance policies. Board diversity, including gender and ethnicity. Ensuring an appropriate balance between director tenure and Board refreshment. Perspectives of our stockholders on governance matters applicable to Board composition and related considerations. • • • • • • • • AT HOME GROUP INC. 2021 PROXY STATEMENT 2 • Larry D. Stone Retiring Director CLASS I For terms expiring in 2023 • Lewis L. Bird III • Elisabeth B. Charles • Joanne C. Crevoiserat CLASS III For terms expiring in 2022 • Steve K. Barbarick • Paula L. Bennett • Kenneth M. Simril CLASS II For new terms expiring in 2024 • Wendy A. Beck • John J. Butcher • Philip L. FrancisL Continuing Directors Director Nominees

PROPOSAL 1—ELECTION OF CLASS II DIRECTORS Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated existing directors Wendy A. Beck, John J. Butcher and Philip L. Francis for election as Class II directors at the Annual Meeting for new three-year terms. Each of the nominees has consented to be named in this Proxy Statement and to serve if elected. Should any nominee later decline his or her nomination, the persons named as proxies may vote for a substitute nominee recommended by the Board and your shares will be voted in favor of the substitute nominee unless you indicate otherwise on the proxy card. Alternatively, the Board may leave the position vacant or reduce the size of the Board. The Board believes that each of the director nominees is highly qualified based on the above factors. The Board also believes that the combined experience, skills, expertise, backgrounds and other attributes of the director nominees and the continuing directors will strongly position the Board to continue to serve the best interests of our stockholders and the Company. The Board unanimously recommends that the stockholders vote “FOR” the election of each of the three Class II director nominees. AT HOME GROUP INC. 2021 PROXY STATEMENT 3

BOARD MATTERS DIRECTORS AS OF RECORD DATE Wendy A. Beck 56 Director Audit Committee Chair Class II - 2021 John J. Butcher 45 Director Nominating and Corporate Governance Committee Chair Class II - 2021 Philip L. Francis 74 Class II - 2021 Lead Director Compensation Committee Chair Class II - 2021(1) Larry D. Stone 69 Director Steve K. Barbarick 53 Director Class III - 2022 Paula L. Bennett 71 Director Class III - 2022 Kenneth M. Simril 55 Director Class III - 2022 Lewis L. Bird III 56 Class I - 2023 Chairman of the Board and Chief Executive Officer Elisabeth B. Charles 57 Director Class I - 2023 Joanne C. Crevoiserat 57 Director Class I - 2023 (1) Mr. Stone is retiring upon expiration of his current term and will not stand for re-election at the Annual Meeting. SPECIFIC QUALIFICATIONS, SKILLS AND EXPERIENCE OF CONTINUING DIRECTORS As set forth in the Company’s Corporate Governance Guidelines, the Nominating and Corporate Governance Committee is responsible for reviewing the qualifications of director candidates and recommending director nominees to the Board. The Board also monitors the mix of experience, skills, expertise, backgrounds and other attributes of the director nominees and the continuing directors to ensure that the Board, as a whole, will effectively perform its oversight function in light of the Company’s long-term strategy and operations. This process has led to significant Board refreshment since our IPO, which has included an increased focus on director independence and diversity as exemplified below. 5 new directors since ﬁscal year 2019 8/9 independent directors 3 new directors 9 total directors FY 2019 4/9 female directors 1/9 ethnically diverse directors 0 new director FY 2020 5 departures 1/3 key committees chaired by women 2 new directors 9 total directors FY 2021 AT HOME GROUP INC. 2021 PROXY STATEMENT 4 Name Age PositionTerm Ending

BOARD MATTERS Set forth below are the other key qualifications evaluated by the Board for service on the Board. Executive Leadership Provide our management with perspective in analyzing, shaping and overseeing the execution of operational, organizational and policy issues and addressing enterprise risks at a senior level. 9 Strategic Planning of Growth Companies Provide insight into our eﬀorts to expand our store base, grow our market share, evolve our omnichannel platform and implement our At Home 2.0 strategy, as well as other key strategic matters. 7 Finance, Accounting and Financial Reporting Understand, oversee and advise our management with respect to the Company’s operating and strategic performance, capital structure, ﬁnancing and investing activities, ﬁnancial reporting and internal controls for such activities. 5 Retail Industry Provide operational and strategic advice and oversight to our management regarding the unique aspects of national retail companies. 8 Marketing, Brand Management or Product Merchandising Provide expertise and guidance as our management seeks to increase brand awareness and market share among consumers on a wide selection of products, ranging from everyday to seasonal. 7 Global Supply Chain Provide business, regulatory, strategic and cultural perspectives on our global sourcing model. 5 Other Public Company Directorships Oﬀer insights regarding the operation of a board and its ﬁduciary duties, the relationship between the board and management, key issues of corporate governance, compensation, audit, regulatory and securities exchange matters and stockholder engagement and reasonable oversight regarding a changing mix of strategic, operational and compliance-related matters. 7 DIRECTOR RECRUITMENT, NOMINATIONS AND APPOINTMENTS The Nominating and Corporate Governance Committee reviews the qualifications of director nominees and makes recommendations to the Board nominate candidates for election to the Board or to fill any vacancies. The Nominating and Corporate Governance Committee considers all factors it deems appropriate, including those set forth in “Proposal 1— Election of Class II Directors” and “Board Matters—Specific Qualifications, Skills and Experience of Continuing Directors.” The Board also monitors the mix of experience, skills, expertise, backgrounds and other attributes of the members of the Board to ensure the Board as a whole can effectively perform its critical oversight function in light of the Company’s long-term strategy and operations. The Board seeks to have Board members with diverse backgrounds, experiences, skills and perspectives. The Nominating and Corporate Governance Committee may rely on multiple sources for identifying and evaluating new director candidates. Consistent with its objectives, the Nominating and Corporate Governance Committee is committed to including candidates who reflect diverse backgrounds in each director search, including a reasonable number of candidates with diversity of gender and ethnicity. Stockholders may also recommend directors to the Nominating and Corporate Governance Committee or nominate directors for election at an annual meeting of stockholders by following the provisions set forth in the Company’s Second Amended and Restated Bylaws (the “Bylaws”) and applicable law. The Nominating and Corporate Governance Committee will consider the qualifications of individuals recommended or nominated as directors by stockholders on a substantially similar basis as other candidates for director appointment or nomination. AT HOME GROUP INC. 2021 PROXY STATEMENT 5 Skills and Experience

BOARD MATTERS Director Recruitment Process The Nominating and Corporate Governance Committee and Board consider the experience, skills, expertise, backgrounds and other attributes represented by the Board as a whole relative to the Company’s business and strategy, as well as diversity broadly deﬁned The Nominating and Corporate Governance Committee evaluates and engages third-party search ﬁrms to conduct a thorough search for potential candidates based on clear criteria, who may include candidates recommended by directors, management and stockholders Following an initial narrowing of the ﬁeld of candidates, members of the Nominating and Corporate Governance Committee and other members of the Board interview selected candidates and conduct various due diligence. The committee may keep such candidates in mind for future needs, or make a speciﬁc recommendation of a candidate to the Board Upon receiving a recommendation from the committee, the Board will review relevant information and either nominate the candidate for election at the next annual meeting or appoint the candidate at another time to replace a departing director or to ﬁll a vacancy created by increasing the Board size Recent Board Refreshment In October of fiscal year 2021, Martin Eltrich, III, previously nominated by our former private equity sponsor AEA, resigned from the Board. The Nominating and Corporate Governance Committee also conducted a director search process in fiscal year 2021 to identify and evaluate potential director appointees. In connection with the fiscal year 2021 director search process, the committee engaged a leading third-party search firm. The committee reviewed a significant number of highly qualified candidates based on its criteria described above and the current needs of the Board, with a particular emphasis on improving the ethnic diversity of the Board. Following a detailed process, the Nominating and Corporate Governance Committee recommended and the Board appointed Kenneth Simril to the Board in November. Mr. Simril is the current President and Chief Executive Officer of Fleischmann’s Ingredients and, as a former Chief Financial Officer of multiple companies, the Board has determined that he qualifies as an audit committee financial expert. In March of fiscal year 2022, Larry Stone informed the Board of his intention to retire upon expiration of his current term and not stand for re-election at the Annual Meeting. BOARD SUBSTANTIALLY COMPOSED OF INDEPENDENT DIRECTORS The Board recently undertook its annual review of director independence in accordance with the applicable rules of the NYSE. The independence rules include a series of objective tests, including that the director is not employed by us and has not engaged in various types of business dealings with us. In addition, the Board must make a subjective determination as to each independent director that no relationship exists which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Nominating and Corporate Governance Committee reviewed and discussed information provided by the directors and us regarding each director’s business and personal activities as they may relate to us and our management, and determined that no subjective independence concerns needed to be evaluated by the Board. The Board has affirmatively determined that the following nine of our ten current directors are independent directors under NYSE rules and our Corporate Governance Guidelines: Mr. Barbarick; Ms. Beck; Ms. Bennett; Mr. Butcher; Ms. Charles; Ms. Crevoiserat; Mr. Francis; Mr. Simril; and Mr. Stone. The Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are composed entirely of directors who are independent for Board service. In addition, after considering all of the relevant facts and circumstances, the Board has determined that each member of the Audit Committee and the Compensation Committee qualifies as independent in accordance with the additional independence rules established by the SEC and the NYSE for such committees. AT HOME GROUP INC. 2021 PROXY STATEMENT 6

BOARD MATTERS DIRECTOR BACKGROUND AND QUALIFICATIONS The following biographies set forth the business experience during at least the past five years of each director nominee and each director whose term of office will continue after the Annual Meeting, together with a brief discussion of the specific experience, skills, expertise, backgrounds and other attributes that led to the conclusion that each director should continue to serve on the Board at this time. 2021 Class II Director Nominees Officer and Treasurer from 2000 through July 2001. management and management Ms. Beck has served on the board of directors and on the audit other public company boards. December 2020. She has also been a director of Bloomin’ Brands As a result of her financial and EXPERIENCE AT HOME GROUP INC. 2021 PROXY STATEMENT 7 WENDY A. BECK Former CFO, Norwegian Cruise Line Holdings Ltd. Director since: 2014 BIOGRAPHY SELECT QUALIFICATIONS Ms. Beck served as Executive Vice President and Chief Financial AND EXPERIENCE Officer for Norwegian Cruise Line Holdings Ltd. from Ms. Beck has significant knowledge September 2010 through March 2018, and served as a consultant and experience in accounting, to such company through December 2019. Previously, Ms. Beck finance, strategic planning and served as Executive Vice President and Chief Financial Officer of executive leadership from her Domino’s Pizza, Inc. from May 2008 to September 2010. Prior to service with other major that, she served as Senior Vice President, Chief Financial Officer corporations, including as chief and Treasurer of Whataburger Restaurants, LP from May 2004 financial officer of public through April 2008 and served as their Vice President and Chief companies. Ms. Beck also has Accounting Officer from August 2001 through April 2004. Ms. Beck knowledge and expertise in was also employed at Checkers Drive-In Restaurants, Inc. from strategic planning, compensation, 1993 through July 2001, serving as Vice President, Chief Financial financial reporting, risk oversight through her service on committee of Academy Sports & Outdoors, Inc. since Inc. since 2018 and currently is a member of its compensation accounting expertise, the Board committee. Ms. Beck previously sat on the board of directors for has determined that she qualifies Spartan Stores, Inc. from 2010 to 2013, including service on its as a financial expert for service on audit committee. She received a Bachelor of Science in Accounting the Audit Committee. from the University of South Florida and is a Certified Public Accountant. COMMITTEES • Audit (Chair) OTHER PUBLIC BOARD • Bloomin’ Brands Inc. (since 2018) • Academy Sports & Outdoors, Inc. (since 2020)

BOARD MATTERS from 2015 to 2016 and as Senior Vice President, Merchandising, Mr. Butcher fulfills as President • Nominating and (Chair) Mr. Francis served on the boards of Supervalu, Inc. from 2006 to through his senior leadership 2006 to 2009, and CareFusion Inc. from 2009 to 2015. Mr. Francis corporations. He also has Management and his Bachelor of Science in Agricultural Science experience, including on the audit, strategic planning, corporate financial reporting and AT HOME GROUP INC. 2021 PROXY STATEMENT 8 PHILIP L. FRANCIS Former CEO, PetSmart, Inc. Independent Lead Director since: 2020 Director since: 2015 BIOGRAPHYSELECT QUALIFICATIONS Mr. Francis most recently served as Chairman of PetSmart, Inc. AND EXPERIENCE from 2009 to 2012 and as Chairman and Chief Executive Officer Mr. Francis possesses detailed from 2001 to 2009. knowledge and expertise in strategic planning and operations 2018, PetSmart, Inc. from 1989 to 2013, Cardinal Health, Inc. from experience at other major retail received his M.B.A. from Indiana University in Marketing and significant public company board from University of Illinois at Urbana-Champaign. compensation and governance committees, which provides him unique insight on key issues of governance, compensation, management oversight. COMMITTEES • Compensation (Chair) OTHER PUBLIC BOARD EXPERIENCE • CareFusion, Inc. (2009-2015) • SuperValu (2006-2018) JOHN J. BUTCHER President and CEO, Caribou Coffee Company, Inc. Director since: 2020 BIOGRAPHY SELECT QUALIFICATIONS Mr. Butcher is President and Chief Executive Officer of Caribou AND EXPERIENCE Coffee Company, Inc., a privately held specialty coffee and Mr. Butcher has over 20 years of espresso retailer. He joined Caribou in June 2017 as President and merchandising and operations was promoted to Chief Executive Officer in January 2019. Prior to experience for leading national joining Caribou, Mr. Butcher amassed 20 years of leadership and and international retail companies. merchandising experience at Target Corporation, where he Mr. Butcher also contributes developed a passion for building brands. He most recently served valuable expertise in branding and as Senior Vice President of Target Corporation’s Beauty Division marketing for major retail brands, while concurrently running DermStore Beauty, Target including through his various roles Corporation’s only pure-play online company from 2016 to 2017. for Target Corporation. The Board Prior to that role, he served in roles of increasing responsibility in also seeks to have directors merchandising, merchandise planning, marketing and currently serving in executive operations, including as Senior Vice President, Category Roles leadership roles, which Canada from 2014 to 2015. and Chief Executive Officer of Caribou. He currently serves as a board member for the Minnesota Twins and has previously served as Board Chair for the Stages Theatre Company in Minnesota. Mr. Butcher is a graduate of Indiana University and has been a leader on the Dean’s Advisory Council of Indiana University’s Kelley School of Business. COMMITTEES Corporate Governance

BOARD MATTERS Class III Directors with Terms Expiring in 2022 customer engagement and Mr. Barbarick currently serves on the board of directors of Manna Pro Products, LLC, a private company owned by the Carlyle Group, management. 2014 to 2017. Mr. Barbarick received a Bachelor of Applied 1995 to 1996, she was Vice President of Retail Sales for Calvin Klein was responsible for the strategic EXPERIENCE AT HOME GROUP INC. 2021 PROXY STATEMENT 9 PAULA L. BENNETT Former President and CEO of J.Jill, Inc. Director since: 2018 BIOGRAPHY SELECT QUALIFICATIONS Ms. Bennett served as President from January 2008 and President AND EXPERIENCE and Chief Executive Officer of J.Jill, Inc. from July 2009 until her With over three decades of retirement in April 2018. Ms. Bennett also served as a member of management experience in the the J.Jill board of directors from February 2017 to April 2018 and, retail industry, Ms. Bennett has prior to that, served on the board of directors of former J.Jill extensive expertise in building parent companies since July 2009. Prior to joining J.Jill, Ms. Bennett brands and operating businesses served as President and Chief Executive Officer of a number of across retail and direct marketing portfolio companies of Orchard Brands Corporation from channels, as well as intensely October 2006 to January 2008. From 2000 through 2005, focusing on the customer Ms. Bennett was Chief Operating Officer of Eileen Fisher, Inc. and experience in a regularly evolving prior to that was Vice President, Retail from 1997 to 2000. From industry. At J.Jill, Inc., Ms. Bennett Collection at Calvin Klein Inc. From 1987 through 1995, planning, leadership, growth and Ms. Bennett held significant leadership positions at Tiffany & Co., profitability of the company, and including Vice President of Jewelry Sales, Vice President of led the initial public offering in Customer Service, Vice President and General Manager of the March 2017. She also possesses Fifth Avenue Flagship store, Vice President of Retail critical insight into our Administration and Vice President of the Trade Division. She predominantly-female customer began her career at Bloomingdale’s and Federated Merchandising base, and expertise in targeting Services, where she rose to merchandise manager of accessories merchandising trends. and tabletop. Ms. Bennett received her Bachelor of Science in Business (formerly Administrative Science) with a major in Marketing from The Ohio State University Fisher College of Business. COMMITTEES • Nominating and Corporate Governance OTHER PUBLIC BOARD • J.Jill, Inc. (2017-2018) STEVE K. BARBARICK Former President and COO, Tractor Supply Company Director since: 2018 BIOGRAPHY SELECT QUALIFICATIONS Mr. Barbarick served as President and Chief Operating Officer of AND EXPERIENCE Tractor Supply Company from August 2018 to August 2019. He Mr. Barbarick has extensive also served Tractor Supply Company as: President and Chief operations, merchandising and Merchandising Officer from May 2016 to August 2018; Executive strategic development experience Vice President, Chief Merchandising Officer from March 2015 to at a high-growth, chain-store May 2016; Executive Vice President, Merchandising and Marketing retailer, including through his from September 2012 to March 2015; Senior Vice President, former executive leadership role at Merchandising from February 2011 to September 2012; Vice Tractor Supply Company. He also President, Merchandising from June 2009 to February 2011; and has expertise in other key areas for Vice President and Divisional Merchandise Manager from 2003 to retail companies, including June 2009. branding, marketing, e-commerce, inventory and global supply chain and served on the Board of Trustees of National 4-H Council from Science from the University of Missouri-Columbia. COMMITTEES • Nominating and Corporate Governance

BOARD MATTERS Mr. Simril currently serves as an Independent Director of President and Chief Executive graduate of the University of Southern California where he Ingredients and as a former chief extensive financial and accounting Class I Directors with Terms Expiring in 2023 1999, and Director of Finance & Business Management at such experience, has developed Mr. Bird received his MBA from Olin Graduate School of Business industry. AT HOME GROUP INC. 2021 PROXY STATEMENT 10 LEWIS L. BIRD III Chairman and CEO, At Home Group Chairman since: 2017 Director since: 2012 BIOGRAPHY SELECT QUALIFICATIONS Mr. Bird has served as Chairman of the Board since April 2017. He AND EXPERIENCE has served as our Chief Executive Officer since December 2012 As our Chief Executive Officer for and served as President from September 2015 to March 2019. over eight years, Mr. Bird Before joining the Company, Mr. Bird held a variety of leadership contributes to the Board critical positions, most recently serving as Managing Director of The knowledge regarding day-to-day Gores Group from 2011 to 2012, a global private equity firm that operations, goals, strategies, specializes in acquiring and partnering with mature and growing performance, effectiveness of the businesses. Prior to that, Mr. Bird served as President of Nike management team, and the Affiliates for Nike Inc. from 2006 to 2009, Chief Operating Officer corporate culture of At Home. of Gap from 2003 to 2006, and Chief Financial Officer of Old Navy Mr. Bird also has held numerous from 2001 to 2003. In addition, he was Vice President of other leadership positions in both Finance & Operations for Gateway, Inc. from 1999 to 2001, Senior operations and finance at large Director of Corporate Finance for AlliedSignal, Inc. from 1998 to chain-store retailers and, through AlliedSignal Engines from 1996 to 1998. He has also held various expertise in strategic planning, senior financial and strategic positions for Ford Motor Company, corporate finance, investments, and served as Assistant Vice President & Commercial Loan Officer accounting, financial reporting, for BayBanks, Inc. marketing and global supply chain managementfor theretail at Babson College and his Bachelor’s degree from Ithaca College. KENNETH M. SIMRIL President and Chief Executive Officer of Fleischmann’s Ingredients Director since: 2020 BIOGRAPHYSELECT QUALIFICATIONS Mr. Simril is President and Chief Executive Officer of AND EXPERIENCE Fleischmann’s Ingredients, a position he has held since 2006. Prior Mr. Simril brings to our Board more to joining Fleischmann’s, Mr. Simril was the Chief Financial Officer than 20 years of experience as a and Chief Operations Officer of Clipper Corporation, asenior-level executive in planning, manufacturer of both custom and semi-custom items for the food building and leading start-up service industry. Before Clipper Corporation, Mr. Simril was the ventures, including with multi-Chief Financial Officer of ClearPath Networks Inc. He has also national corporations, start-ups served in various finance and engineering roles with Mobil Oil and private equity backed Corporation and Exxon Mobil Corporation.ventures. He also contributes his expertise in strategic planning of American Funds managed by the Capital Group. Mr. Simril is ahigh growth companies. As current received his BS in Petroleum Engineering. He received his MBA Officer of Fleischmann’s from Harvard Business School.financial officer, Mr. Simril also has experience, resulting in the Board’s determination that he qualifies as a financial expert for service on the Audit Committee. COMMITTEES • Audit

BOARD MATTERS October 2008 and served as its Vice President of Marketing from experience in brand management variety of marketing positions with Herbalife International of marketing, loyalty merchandising, • Audit of Abercrombie & Fitch from October 2015 to February 2017. Prior investments and strategic planning EXPERIENCE (November 2020 - AT HOME GROUP INC. 2021 PROXY STATEMENT 11 JOANNE C. CREVOISERAT CEO, Tapestry, Inc. Director since: 2019 BIOGRAPHY SELECT QUALIFICATIONS Ms. Crevoiserat is the Chief Executive Officer of Tapestry, Inc., a AND EXPERIENCE position she has held since October 2020. Prior to her From her current leadership appointment as Chief Executive Officer, she served as Tapestry, experience at Tapestry, Inc. as well Inc.’s Interim Chief Executive Officer from July 2020 to as her numerous other executive October 2020 and as Chief Financial Officer since August 2019. management and finance roles at Prior to joining Tapestry, Inc., she was Executive Vice President retail companies, Ms. Crevoiserat and Chief Operating Officer at Abercrombie & Fitch Co. from brings significant knowledge and February 2017 to June 2019 and as Executive Vice President and expertise in the areas of Chief Financial Officer of Abercrombie & Fitch from May 2014 to accounting and financial reporting, October 2017. In addition, Ms. Crevoiserat served as Interim global supply chain management, Principal Executive Officer of Abercrombie & Fitch from June 2016 corporate finance, public company to February 2017 and was a member of the Office of the Chairman corporate governance, to joining Abercrombie & Fitch, Ms. Crevoiserat served in a of high growth companies in the number of senior management roles at Kohl’s Inc. From June 2012 retail industry. Further, as a result to April 2014, Ms. Crevoiserat was the Executive Vice President of of her financial and accounting Finance of Kohl’s and from November 2008 to June 2012, she expertise, the Board has served as the Executive Vice President of Merchandise Planning determined that she qualifies as a and Allocation of Kohl’s. Prior to her time with Kohl’s, financial expert for service on the Ms. Crevoiserat held senior finance positions with Wal-Mart Audit Committee. Stores and May Department Stores, including Chief Financial Officer of the Filene’s, Foley’s and Famous-Barr brands. Ms. Crevoiserat graduated with a Bachelor of Science in Finance from the University of Connecticut. COMMITTEES • Compensation OTHER PUBLIC BOARD • Tapestry, Inc. present) ELISABETH B. CHARLES Former Chief Marketing Officer, Rodan + Fields Director since: 2016 BIOGRAPHY SELECT QUALIFICATIONS Ms. Charles served as Chief Marketing Officer for Rodan + Fields AND EXPERIENCE from November 2017 to December 2019. Previously, she served Ms. Charles has over 25 years of as Senior Vice President and General Manager of Old Navy Outlet marketing experience at significant from November 2016 to August 2017. She also served as Old consumer brands and has held Navy’s Interim Chief Marketing Officer from May to October 2016. senior leadership roles at numerous Prior to joining Old Navy, Ms. Charles was Senior Vice President, national and international retail Chief Marketing Officer of Athleta from March 2015 through companies, including her most May 2016. From February 2009 through August 2014, Ms. Charles recent position as Chief Marketing was Senior Vice President and Chief Marketing Officer of Petco Officer of Rodan + Fields. From such Animal Supplies, Inc. She also served as Executive Vice President experience, Ms. Charles has of Marketing of Victoria Secret Stores from February 2005 through significant consumer retail industry July 2004 through January 2005. Prior to 2005, Ms. Charles held a and sales, ecommerce, digital America, Inc.,Ideaforest.com and Tricon Restaurants product development, strategic International (YUM Brands). Ms. Charles began her career as an planning and data analytics. Associate Consultant with Bain & Company. Ms. Charles also serves on the Advisory Board of Sezzle Inc., which she joined in November 2020 and was on the non-profit board of Alliance for Girls, the nation’s largest regional alliance of girl-serving organizations, from 2017 to 2020. Ms. Charles received her MBA from the Harvard Graduate School of Business Administration and her Bachelor of Arts in International Political Economy from the University of California at Berkeley. COMMITTEES • Compensation

BOARD MATTERS THE BOARD OF DIRECTORS—OTHER MATTERS The Board has general oversight responsibility for our affairs and, in exercising its fiduciary duties, the Board represents and acts on behalf of the stockholders. Our management is responsible for our day-to-day management, and the Board stays regularly informed about our business and provides oversight of and guidance to management through periodic meetings and other informal communications. Board Leadership—Combined Chairman and CEO Partnering with Empowered Independent Lead Director The Board is led by Mr. Bird, the Company’s Chairman and Chief Executive Officer. The Board believes the combined Chairman and Chief Executive Officer structure facilitates a unified strategic vision to set the overall tone and direction of the Company as well as clear leadership through consistency of communication. Concurrent with the loss of controlled company status in July 2018, the Board created the role of an independent Lead Director and appointed Mr. Stone to the position. Mr. Francis replaced Mr. Stone as Lead Director in September of fiscal year 2021. The Corporate Governance Guidelines provide that our independent directors will elect an independent Lead Director whenever the Chairman is not an independent director, with a term of at least one year. The Board believes that an effective independent Lead Director, such as Mr. Francis, who has significant and clearly delineated responsibilities as set forth in our Corporate Governance Guidelines, ensures strong, independent oversight of management and promotes effective governance and Board efficiency. In addition, independent directors are the sole members of the Audit, Nominating and Corporate Governance and Compensation Committees, which collectively oversee critical matters of the Company such as the integrity of the Company’s financial statements, enterprise risk management, the compensation of executive management, human capital management, sustainability, the appointment, nomination and evaluation of directors and the development and implementation of the Company’s corporate governance policies and structures. AT HOME GROUP INC. 2021 PROXY STATEMENT 12 Key Responsibilities of Independent Lead Director PHILIP L. FRANCIS Our independent Lead Director is empowered to: • Preside over all meetings and executive sessions of the independent or non-management directors. • Act as the liaison between the independent or non-management directors and the Chairman, as appropriate. • Call meetings of the independent or non-management directors when necessary or appropriate. • Assist in scheduling Board meetings, collaborate with the Chairman on Board meeting agendas and approve such agendas. • Collaborate with the Chairman in determining the need for special meetings of the Board. • Request the inclusion of materials for Board meetings and approve all material information sent to the Board. • Communicate to the Chief Executive Officer, together with the Chair of the Compensation Committee, the results of the Board’s evaluation of Chief Executive Officer performance. • Provide leadership and serve as temporary Chairman or Chief Executive Officer in the event of the inability of the Chairman or Chief Executive Officer to fulfill his/her role. • Be available for consultation and direct communication if requested by significant stockholders. • Recommend the retention of consultants and advisors who directly report to the Board, as appropriate.

BOARD MATTERS Board and Committees Deeply Engaged on Oversight of Risk Management The Board oversees the Company’s risk management primarily through the activities noted below. succession planning and oversight of governance policies. qualifications and expertise and nominations and appointments, Board process. assessment process conducted for the anti-pledging policies and a clawback engagement related to compensation management. AT HOME GROUP INC. 2021 PROXY STATEMENT 13 NOMINATING AND CORPORATE GOVERNANCE COMMITTEE • Review and oversight of Board structure. • Leadership of Chief Executive Officer management succession planning. • Review and approval of key • Review of requisite director skills, related oversight of director refreshment and any director search • Manage the self-evaluation Board and committees. COMPENSATION COMMITTEE • Review and approval regarding compensation of the CEO and other executive officers. • Determine appropriate peer group benchmarking on annual basis and review other survey data, which is used to evaluate executive officer and director compensation programs. • Correspondence with management to ensure the alignment of the executive officer compensation program and the Company’s business and strategic plans. • General oversight of the Company’s compensation plans generally and the related incentives, risks and risk mitigants, including anti-hedging and policy for incentive programs. • Direct oversight of stockholder matters. • Oversight of human capital AUDIT COMMITTEE • Oversight of the Company’s significant financial risk exposures, including credit, liquidity and legal, regulatory and other contingencies. • Review of SEC reports, including oversight of financial reporting, disclosure controls and procedures and internal control over financial reporting processes. • Regular consultations and executive sessions with the independent registered public accounting firm. • Direct oversight of the internal audit function. • Oversight of enterprise risk management and review of key findings and responses. • Review of cybersecurity, data privacy and related matters. • Oversight of social responsibility and sustainability reporting and related matters important to our stakeholders. • Review regular reporting from the Company’s legal, regulatory and ethical compliance functions. FULL BOARD • Review and approve management’s annual business plan and budget, and review of management’s strategic and liquidity plans. • On at least a quarterly basis, review business developments, strategic plans and implementation, emerging issues, liquidity and financial results. • Oversight of capital spending and financings. • Joint leadership with management regarding crisis management, such as the Company’s response to the COVID-19 pandemic and related risks, and reputational risks. • Oversight of stockholder engagement and availability to engage as appropriate. • Significant interaction with management and access to other key business leaders. • Executive sessions consisting solely of the non-management and independent directors.

BOARD MATTERS Enterprise Risk Management Process Effective risk management is part of our culture and critical to our success. The Audit Committee oversees the Company’s approach to enterprise risk management, which is designed to support the achievement of strategic objectives, improve organizational performance and enhance long-term stockholder value. At least annually, the Board and Audit Committee reviews and discusses a detailed report from senior management regarding its Company-wide enterprise risk management process, which is based on COSO’s 2004 Enterprise Risk Management—Integrated Framework and risk assessment guidance (the “ERM Process”). The ERM Process is designed to identify, assess, prioritize and respond to material risks or potential significant events that may affect the Company, and to assist in monitoring and reporting on identified risks. Pursuant to the ERM Process, risks are identified through, among other things, frequent meetings among senior management and executive leadership, quarterly disclosure committee meetings, the annual financial statement risk assessment and fraud risk assessment as part of the Company’s internal control assessment, and detailed interviews with executive management. Risks are prioritized based on quantitative and qualitative factors that consider the likelihood and impact of the risk, including financial brand/reputational, legal/regulatory and operational impacts. Management will align on critical risks and identify risk owners among the executive leadership, and identified risks are monitored and responded to with specific activities or monitoring or mitigation plans. We believe we have effective policies and processes that support a strong internal control environment to promote the early identification and continued mitigation of risks. Overall results are reported to and discussed with the Audit Committee at least annually on a formal basis and periodically as it relates to specific risks. The ERM Process is designed to promote effective preparation, collaboration and mitigation planning for potential risk incidents and related impacts. If a risk develops into an incident, the ERM Process is designed to ensure the right team of the Board and its committees, executive leadership and senior management and third-party advisors engage and collaborate on an effective response or mitigation plan on a timely basis. COVID-19 Pandemic Response and Omnichannel Strategy Our Board and its Committees were deeply engaged throughout fiscal year 2021 and provided significant oversight of key measures considered and taken in response to the COVID-19 pandemic. Our Board monitored the risks related to our business, continuity and planning, including our accelerated transition to omnichannel capabilities and the implementation of our At Home 2.0 strategy and the suspension of all new store openings and remodeling projects with the exception of seven stores that were at or near completion. Our Audit Committee oversaw the management of liquidity and cash flows, debt covenant compliance, key accounting and financial reporting considerations, legal and regulatory compliance and cybersecurity and other internal control considerations. Our Compensation Committee considered changes to our compensation programs, including our temporary base salary reductions, and reviewed our efforts to ensure the safety and well-being of our employees, including when we began to gradually reopen stores in late April and allowed our home office team members the flexibility to work from home or utilize our home office, as guided by our Safe Stores Policy, our Safe Home Office Policy and local regulations. Cybersecurity, Data Privacy and Data Security The Board recognizes the importance of maintaining the trust and confidence of our customers, especially as we further develop our omnichannel capabilities. Our Audit Committee has led oversight efforts related to cybersecurity, data privacy and data security matters, including receiving periodic reports from management. Beginning in fiscal year 2021, management reports on these matters at each regularly scheduled committee meeting, and we enhanced our information security capabilities, in particular to address risks related to working from home. Focus on Management Succession Planning The Corporate Governance Guidelines further provide that the Board oversee and approve succession planning relating to the Chief Executive Officer, and other executive officers as developed by management, at least annually. The Board has AT HOME GROUP INC. 2021 PROXY STATEMENT 14

BOARD MATTERS delegated oversight of succession planning to the Nominating and Corporate Governance Committee. The succession planning process for executive officers is designed to assist the Board in understanding the Company’s readiness and the related transition risks for a crisis as well as a planned or accelerated transition, and to oversee the development of a strong leadership bench and provide training opportunities for key employees. The Chief Executive Officer periodically provides the Board with an assessment of key executive officers for potential succession and discusses potential sources of external candidates. In fiscal year 2021, the Nominating and Corporate Governance Committee engaged a leading national advisory firm to assist its development of a long-term CEO succession planning process in partnership with Mr. Bird and the Company’s human resources leadership. The key objectives are to: • Increase stockholder value through strategic planning. • Establish key criteria for a successor. • Ensure long-term talent development among internal candidates. • Evaluate the internal candidates’ performance and potential over a long time period. • Link succession planning to the Company’s business and strategy. • Nurture a succession culture. • Benchmark sources of talent and other external data. The Nominating and Corporate Governance Committee continues to work with its advisory firm to manage this evolving process and establish milestones, with formal review and discussion on a regular basis at committee meetings as well as periodically among the Board. Board and Committee Meetings The Board and its committees meet throughout the year at regularly scheduled meetings, and also hold special meetings and act by written consent as appropriate. The non-management and independent directors hold regularly scheduled and at least quarterly executive sessions to meet without management present, which are led by our independent Lead Director, Mr. Francis. Our fully independent committees also regularly meet in executive sessions without management present. The Nominating and Corporate Governance Committee periodically discusses the structure of Board and committee meetings. This oversight role includes reviewing annual Board and committee calendars, the number of meetings held annually, supplemental informational updates provided by management and the Chairman of the Board, meeting efficiency and time allocated to critical oversight matters, the sufficiency of meeting materials and the self-evaluation process. Directors are expected to use their best efforts to attend all Board meetings, all meetings of committees of which they are a member and the annual meeting of stockholders. The Board met 15 times during fiscal year 2021, which included certain meetings to discuss developments related to the COVID-19 pandemic and At Home’s responses. In addition, an executive committee of our Board, together with other Board members able to attend, informally met with members of our management team weekly from late March to early June in fiscal year 2021 to discuss similar matters. Board and Committee Meeting Attendance Seven of the ten directors then in office attended our 2020 annual meeting of stockholders. Ms. Beck, Ms. Charles and Mr. Eltrich did not attend the 2020 annual meeting. AT HOME GROUP INC. 2021 PROXY STATEMENT 15 100% Attendance In fiscal year 2021, our incumbent directors attended 100% of meetings of the Board and our three standing committees.

BOARD MATTERS COMMITTEES OF THE BOARD The Board has established three standing committees to help carry out its duties. Each of the Audit, Compensation and Nominating and Corporate Governance Committees operates under a written charter approved by the Board, copies of which are available on our website at investor.athome.com. Each committee may form, and delegate power and authority to, subcommittees of one or more of its members for any purpose that such committee deems appropriate. The Compensation Committee may also delegate limited authority and responsibilities to officers of the Company. In March of fiscal year 2022, the Board significantly refreshed the Committee memberships and Chairs. • Mr. Barbarick was appointed to the Nominating and Corporate Governance Committee, having previously served on the Audit Committee. Mr. Butcher, a member of Nominating and Corporate Governance Committee, was appointed as Chair of such committee. Ms. Charles and Mr. Simril were appointed to the Audit Committee. Ms. Crevoiserat was appointed to the Compensation Committee, having previously served on the Audit Committee. Mr. Francis was appointed as Chair of the Compensation Committee, having previously served as a member of such committee and as Chair of the Nominating and Corporate Governance Committee. • • • • The following table sets forth the standing committees of the Board and their members as of the date of this Proxy Statement, as well as the number of meetings each committee held during fiscal year 2021. Mr. Bird does not serve on any standing committees. Steve K. Barbarick Wendy A. Beck Paula L. Bennett John J. Butcher Elisabeth B. Charles Joanne C. Crevoiserat Philip L. Francis Kenneth M. Simril Larry D. Stone Number of Meetings 7 12 7 Lead Director (Independent) Committee Chair Committee Member Audit Committee financial expert Mr. Stone is retiring upon expiration of his current term and will not stand for re-election at the Annual Meeting. He served as independent Lead Director until September of fiscal year 2021. AT HOME GROUP INC. 2021 PROXY STATEMENT 16 Nominating and Corporate Director Audit CommitteeCompensation CommitteeGovernance Committee

BOARD MATTERS Audit Committee The principal responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight of: • • The quality and integrity of the Company’s financial statements. The integrity and adequacy of the Company’s auditing, accounting and financial reporting processes and internal control systems. Compliance with legal and regulatory requirements, such as internal controls and whistle blower procedures, including discussing with management any legal matters or material violations of the Company’s Code of Business Principles. The engagement, qualifications, scope of work, performance, independence, fees and pre-approval of services of the Company’s independent registered public accounting firm. The scope of work and performance of the Company’s internal audit function. The Company’s enterprise risk management framework and its policies and procedures for risk management. Oversight of social responsibility and sustainability reporting and related matters important to our stakeholders. Any audit-related disclosures in the Company’s proxy statements, including annually producing an Audit Committee report. • • • • • • Among current members of the Audit Committee, the Board has determined that each of Ms. Beck, the Chair of the Audit Committee, and Mr. Simril qualifies as an “audit committee financial expert” under SEC rules. Compensation Committee The principal responsibilities of the Compensation Committee are to: • Review and approve corporate goals and objectives relevant to compensation of the Chief Executive Officer, evaluate the Chief Executive Officer’s performance in light of those goals and objectives and determine and approve the Chief Executive Officer’s target and earned compensation based on this evaluation. Annually determine appropriate peer group benchmarking in connection with evaluating compensation programs. Evaluate and determine the target and earned compensation of the other executive officers with input from the Chief Executive Officer and its compensation consultant. Establish, review, amend or terminate the Company’s incentive compensation programs for the named executive officers and non-employee directors, or make recommendations to the Board on such matters. Oversight of equity-based plans, qualified retirement plans, health or welfare plans, deferred compensation plans and any other benefit plan. Review of compensation programs and policies of At Home to determine if they encourage excessive risk-taking and evaluate risk mitigants. Oversight of human capital management. Guidance on compensation-related proposals for stockholder meetings, and oversight of engagement with stockholders on compensation matters. Review any compensation-related disclosures in this Proxy Statement, including reviewing and discussing with management the Company’s “Compensation Discussion and Analysis” and produce a Compensation Committee report. The engagement, qualifications, scope of work, performance, independence and fees of an independent compensation consultant. • • • • • • • • • AT HOME GROUP INC. 2021 PROXY STATEMENT 17

BOARD MATTERS For information concerning policies and procedures relating to the consideration and determination of named executive officer compensation, see “Compensation Discussion and Analysis.” Regulation Utilization of Compensation Consultant The Compensation Committee has the authority to engage an external independent compensation consultant to assist in the evaluation of executive compensation. The Compensation Committee re-engaged Pearl Meyer & Partners (“Pearl Meyer”) as its independent compensation consultant for fiscal year 2021 and approved the terms of the engagement, including the scope of work and fees. Representatives of Pearl Meyer are invited to attend certain Compensation Committee meetings. In fiscal year 2021 at the direction of the Compensation Committee, Pearl Meyer analyzed and made recommendations regarding the composition of our compensation peer group, provided an analysis of the compensation programs of our peer group, conducted compensation benchmarking against our peer group and general survey data and, based on this information, provided advice regarding the compensation programs for our senior management (including potential new hires) and independent directors, including recommendations regarding the form of equity awards for fiscal year 2021. Pearl Meyer reports to the Compensation Committee Chair and has direct access to Compensation Committee members, and periodically interfaces with members of the Compensation Committee. Pearl Meyer does not provide any other services to the Company. The Compensation Committee has assessed the independence of Pearl Meyer pursuant to applicable SEC and NYSE rules, and concluded that Pearl Meyer’s work for the Compensation Committee did not raise any conflict of interest for fiscal year 2021. Compensation Risk Analysis With the assistance of Pearl Meyer and management, our Compensation Committee reviewed our employee compensation policies, plans and practices to determine if they create incentives or otherwise encourage behavior that is reasonably likely to have a material adverse effect on us. Based on this review, our Compensation Committee concluded that there are no unmitigated risks created by our compensation policies, plans and practices that create incentives or encourage behavior that is reasonably likely to have a material adverse effect on the Company. Nominating and Corporate Governance Committee The principal responsibilities of the Nominating and Corporate Governance Committee are to: • • Evaluate the Board composition and structure. Identify qualified director candidates, consistent with the criteria approved by the Board, and recommend to the Board director nominees for the next annual meeting of stockholders or for appointments to fill vacancies. Engage a director search firm in the foregoing process to the extent desired. Recommend directors of the Board to serve on and chair committees. Oversee the annual self-evaluations of the Board and its committees. Assist the Board in assessing the independence of the members of the Board and its committees and other committee qualifications. Develop and recommend to the Board the Corporate Governance Guidelines, and review other key governance policies. Take a leadership role in developing and shaping the corporate governance policies and practices of the Company. Guidance on competing director nominations and any governance-related proposals for stockholder meetings, and oversight of engagement with stockholders on director and governance matters. Review any director-and governance-related disclosures in this Proxy Statement. Oversee management succession planning. • • • • • • • • AT HOME GROUP INC. 2021 PROXY STATEMENT 18

BOARD MATTERS CORPORATE GOVERNANCE Our Board recognizes the critical importance of sound governance in representing the long-term interests of our stockholders. Based on significant guidance from our independent directors, we have established corporate governance policies and practices that represent a balanced approach given our company’s history and current needs. 8 of 9 continuing directors are independent Significant director refreshment since IPO Board gender diversity Independent responsibilities Lead Director with significant Management and director succession planning, Fully independent Audit, Compensation and including detailed framework created with Nominating and Corporate Governance Committees Regular executive sessions of independent directors independent national consultant No director overboarding Committees authorized to hire advisors independent of management Detailed strategy and risk oversight by Board and committees Strict prohibition on hedging and pledging by directors and executive officers Majority voting policy with rejectable resignation No poison pill or dual class shares Comprehensive annual Board and committee evaluations Annual appointment of Chairman of the Board and independent Lead Director by independent directors Executive compensation clawback policy One share, one vote Many of our key corporate governance policies are available on our website at investor.athome.com. Corporate Governance Guidelines We believe that good corporate governance helps to ensure that the Company is managed for the long-term benefits of our stockholders. We regularly review and consider our corporate governance policies and practices, the SEC’s corporate governance rules and regulations and the corporate governance listing standards of the NYSE. We have adopted Corporate Governance Guidelines that provide a framework for the governance of the Company as a whole and describe the principles and practices that the Board follows in carrying out its responsibilities. The Corporate Governance Guidelines address, among other things, the composition, structure and policies of the Board and its committees, the responsibilities and authority of our Chairman and independent Lead Director, director qualification standards, expectations and responsibilities of directors, management succession planning, the evaluation of Board and committee performance, principles of Board compensation and communications between stockholders and non-management directors. The Corporate Governance Guidelines are reviewed by the Nominating and Corporate Governance Committee from time to time to ensure that they effectively promote the best interests of both the Company and the Company’s stockholders and that they comply with all applicable laws, regulations and NYSE requirements. The Corporate Governance Guidelines are available on our website at investor.athome.com. Majority Voting Policy with Rejectable Resignation for Director Elections Under our Corporate Governance Guidelines, if any nominee for director receives a greater number of votes “withheld” than “for” in an uncontested election, such director must promptly tender his or her resignation conditioned on Board acceptance AT HOME GROUP INC. 2021 PROXY STATEMENT 19 Stockholder Rights Accountability Best Practices Independence

BOARD MATTERS following certification of the stockholder vote. The Nominating and Corporate Governance Committee will consider the resignation offer and, within 60 days following certification of the stockholder vote, recommend to the Board whether to accept such resignation. The Board will act on the Committee’s recommendation within 90 days following certification of the stockholder vote and promptly disclose its decision and rationale for accepting or rejecting the resignation in a public announcement. No Director Overboarding In fiscal year 2021, our Nominating and Corporate Governance Committee reviewed its policies regarding overboarding, including with reference to guidelines from large institutional investors, and reduced the number of public company boards on which a director may serve from five to four boards. Following such amendment, our Corporate Governance Guidelines provide that directors are expected not to serve on more than four public company boards, a director who is a chief executive officer of a public company is expected not to serve on the board of directors of more than two public companies, and members of the Audit Committee are expected not to serve on more than three public company audit committees (in each case, including the Company’s Board or committee). No exceptions to this policy were approved in fiscal year 2021 or currently are in effect. Annual Board and Committee Performance Evaluations With oversight from the Nominating and Corporate Governance Committee, the Board and each committee conducts a self-evaluation at least annually to determine whether the Board and such committees are functioning effectively and in accordance with their charters. These reviews focus on the Board and its committees as a whole and not on individual directors, unless circumstances otherwise warrant. The Nominating and Corporate Governance Committee determines the process for the annual Board and committee self-evaluations Each Board member participates in the self-evaluation process by responding to questions regarding the structure, composition, responsibilities, eﬀectiveness of meeting time and materials, management participation and responsiveness, and overall eﬀectiveness of the Board and any committees on which he or she serves General Counsel reviews and summarizes feedback in consultation with the chair of the Nominating and Corporate Governance Committee. Detailed discussions of results and opportunities for improvement are held with the full Board and each committee, typically in December The Board and committee chairs, together with management, utilize feedback received to identify priority action items, shape Board and committee composition and meeting agendas, and improve related processes, structure and substantive discussions Code of Business Principles We have adopted a Code of Business Principles applicable to all of our directors, officers and other employees, including our chief executive officer and chief financial officer. The Code of Business Principles is available on our website at investor.athome.com. It reflects our strong commitment to ethics and integrity, and provides guidance on making decisions that align with our core values. In the event that we amend or waive certain provisions of the Code of Business Principles applicable to our principal executive officer, principal financial officer, principal accounting officer or controller (or persons performing similar functions) that require disclosure under applicable SEC rules, we will disclose the same on our website. AT HOME GROUP INC. 2021 PROXY STATEMENT 20

BOARD MATTERS Director Training Director Orientation All new directors participate in our director orientation program during the first year on our Board. New directors receive an extensive suite of onboarding materials covering director responsibilities, corporate governance practices and policies, Board and committee processes, responsibilities and recent meeting materials, and a detailed overview of our business. Directors also participate in a series of meetings over time with management representatives from all functional business areas to review and discuss information about key matters. Our onboarding approach over the first year of Board service, together with participation in regular Board, committee meetings and informational meetings and gatherings, provide new directors with a strong foundation to understand our business, strategy, and culture, connect directors with management leadership and future successors, and accelerate their effectiveness to engage fully in Board deliberations. Directors have access to additional orientation opportunities upon acceptance of new or additional responsibilities on the Board and committees. Director Continuing Education Our Board believes that director continuing education is vital to the ability of directors to fulfill their responsibilities and supports increasing the effectiveness of the Board and committees. We enroll directors in the National Association of Corporate Directors, a leading authority on boardroom insights. Directors also may enroll in continuing education programs at our expense on corporate governance and other critical issues associated with a director’s service on a public company board or our industry. Our Board also hears regularly from management across functional areas of the business, including finance, human resources, merchandising, facilities, supply chain, product development, marketing and real estate development. In addition, the Board participates in store and home office visits, which were temporarily paused in fiscal year 2021 due to the COVID-19 pandemic. Ongoing Stockholder Engagement Throughout Fiscal Year It is a priority of the Company and the Board to maintain an active dialogue with our stockholders. Each year, the Company interacts with a broad base of stockholders through various engagement activities, including at various industry conferences, non-deal roadshows and one-on-one meetings and calls. The Company regularly engages with the Company’s stockholders to discuss fundamental matters, including business performance, strategy and financial results. We believe these interactions provide us with useful feedback and allow us to better understand our stockholders’ perspectives and priorities. Management reports to the Board on stockholder engagement on at least a quarterly basis, and the Board (or applicable committee) discusses such reports on a periodic basis. In late fiscal year 2020, Mr. Stone, then our independent Lead Director and Chair of the Compensation Committee, together with certain members of management, undertook a significant engagement effort to solicit feedback from stockholders on our executive compensation program. See “Proxy Summary―Executive Compensation Highlights” for detailed information on the Compensation Committee and Board’s ongoing responsiveness to our fiscal year 2020 stockholder engagement efforts. AT HOME GROUP INC. 2021 PROXY STATEMENT 21

BOARD MATTERS ENHANCEDFOCUSON HUMAN CAPITALMANAGEMENTANDCOMPANY CULTURE OUR VALUES We live our values every day: Our values underlie our vision to become the leading home décor retailer and our mission to enable everyone to affordably make their house a home. OUR VISION OUR MISSION TO BECOME THE LEADING HOME DÉCOR RETAILER TO ENABLE EVERYONE TO AFFORDABLY MAKE THEIR HOUSE A HOME Attracting, developing and retaining the best people is critical to achieving our mission and vision and to driving our culture and long-term success. We invest in our employees and create a culture of leadership, open communication, inclusiveness, creativity and accountability. Our employee training and policies, including our Code of Business Principles, support our culture, vision and mission. Our management is responsible for shaping our culture, including setting the right tone-at-the-top and ensuring our policies and processes reflect and reinforce our values. The Board and its committees provide leadership and oversight regarding, among other things, compensation and benefit programs, culture, compliance, key employee succession planning, diversity and inclusion initiatives and employee health and safety. Issues related to human capital management and our culture are discussed at Board meetings and both the Board and committees devote time each year to discuss functional leadership across the Company and succession plans. As of January 30, 2021, we employed approximately 7,692 employees, including 7,028 store employees and 664 other employees across the corporate and distribution center functions in the United States. Of the 7,028 store employees, 691 were full-time salaried staff and the remaining employees consisted of a mix of full-time and part-time hourly workers. Talent Development and Retention Our employees are a critical component of our success, and we prioritize attracting, retaining and promoting top talent both in our stores and in our corporate structure. We provide our field and corporate leaders with the right tools and support to run the organization effectively. We recognize and reward employees who meet our high-performance standards, and we work to ensure our employees have opportunities for advancement and career growth. All full-time and part-time employees are eligible to participate in our bonus incentive program. At Home offers meaningful training and development opportunities. Most field employees begin their workday with short online educational training courses through our software learning platform. We also typically host a three-day annual leadership conference that brings together our field and corporate leadership with the goal of collaborative learning and building our At Home community. Annual performance reviews are completed on our team members utilizing our Excel At Home performance process. This enables us to provide significant merit-based pay opportunities to support and reward our highest performers and future leaders, from the store level to executive leadership. The performance objectives support store-level, department-level and company-wide achievement of important initiatives. Our succession planning process supports our talent development and retention. Our Board and management have identified core competencies of knowledge, skill, abilities and behaviors that support employee performance, growth and success. We have a program that establishes regular performance reviews and career discussions to reinforce these competencies. AT HOME GROUP INC. 2021 PROXY STATEMENT 22 • TO BE CREATIVE • TO WORK TOGETHER • TO BE SMART AND SCRAPPY • TO DO THE RIGHT THING • TO HAVE FUN

BOARD MATTERS Employee Engagement We engage our workforce on a regular basis to build teamwork and to motivate them to be high performers. Our employee engagement begins from the very first day of work through our onboarding process that includes a welcome session with our CEO Mr. Bird to discuss our Company’s history, culture and strategy. We otherwise communicate with our employees in a variety of ways, including interactive quarterly town hall meetings led by Mr. Bird and senior executives, listening tours and lunches with Mr. Bird and workplace celebrations. Our team members are recognized for individual and team achievements and anniversaries. We also provide engagement training to company leadership to support these efforts. In addition, at the beginning of each shift, our store leaders huddle with their team members to provide direction and receive feedback on important issues of the day. We assess employee engagement through a variety of channels, including third-party led employee surveys. Employee Benefits, Health and Safety In response to the pandemic, we introduced new tools for communication and increased the regularity of widespread employee communication. We transitioned the frequency of our town hall meetings to be monthly rather than quarterly; we hosted executive listening sessions; we relaunched our monthly CEO small group sessions; and we introduced executive-sponsored employee engagement groups. Our executive leadership team and our internal communication team work together to share ongoing communications with our employees that address issues of interest and importance, with the most notable issues in fiscal year 2021 revolving around the pandemic. The importance we put on communication reinforces employee engagement, reminds our people of available resources, and promotes our At Home values and culture. We want our employees to thrive within and outside of their working environment. We provide a market competitive total rewards and benefits package to address the current needs of our employees, including their comprehensive health, financial wellness and quality of life coverage, as well as childcare support. We also host events and design resources aimed at protecting and supporting the physical, mental and financial health and well-being of our employees, including our annual corporate Wellness Week as well as safety training programs to prevent workplace accidents and injuries. We are proud to have created the At Home Foundation to provide financial assistance to eligible employees facing unforeseen hardship, including as a result of COVID-19. The At Home Foundation relies primarily on donations from employees in order to fund grants. We prioritize the safety and well-being of our employees, customers and communities. In response to the pandemic, we introduced numerous operational changes and protocols aimed at ensuring the health and safety of every individual in our stores. We are somewhat unique in that our large format stores offer space and wide aisles for social distancing. In addition to our store protocols, our corporate employees who are able to work remotely have been given the flexibility to continue doing so. And our Safe Home Office Policy ensures our corporate home office is safe, clean and available for employees who need or choose to use it. Diversity and Inclusion Our commitment to diversity begins at the top, with a diverse Board and executive leadership team. As of January 30, 2021, our corporate leadership team consists of 13 out of 29 or 45% female officers. The Board is focused on leadership accountability, team member awareness and policies and programs that support diversity and inclusion. The Board is committed to ensuring we consider diverse candidate lists for hiring and promotion for management positions. At Home strives to build a diverse, inclusive and respectful workplace for all employees. Our corporate culture, priorities and policies reflect our commitment to equality and contribute to driving strong performance. Our field teams intentionally tend to reflect the diversity of our customers and the communities where we operate. We have taken measures to ensure that our processes and policies around hiring, development, culture and tone at the top all support our efforts to be an employer of choice. We support and implement equal opportunity and gender pay equity, and we are mindful of unconscious bias that can impact our culture. Commitment to the Communities We Serve Our mission to enable everyone to affordably make their house a home has led us to focus our primary community service efforts to fundraise and donate our time to Habitat for Humanity (“Habitat”). Team members participate in Habitat build projects and raise funds, both directly and indirectly through the sale of products with proceeds then directed for donation. AT HOME GROUP INC. 2021 PROXY STATEMENT 23

BOARD MATTERS SUSTAINABILITY Consistent with our values, the Board and management prioritize long-term value creation, sustainability and corporate social responsibility. In fiscal year 2020, the Board delegated responsibility to the Audit Committee for the oversight of social responsibility and sustainability reporting and related matters important to our stakeholders, including evaluating how our business and operations impact the environment and our communities in the short-and long-term, and vice versa. With an enhanced focus by external stakeholders on environmental and social sustainability, we committed to issuing our first Sustainability Report this spring, which we expect to release in May, and we plan to continue to monitor and assess our progress with respect to corporate social responsibility matters in fiscal year 2022 and beyond. We expect our first report to include metrics aligned with the Sustainability Accounting Standards Board (SASB) standards for Multiline and Specialty Retailers & Distributors and to demonstrate where our efforts align with the United Nations’ Sustainable Development Goals. STOCKHOLDERS—HOW TO COMMUNICATE DIRECTLY WITH BOARD Any stockholder or interested party who desires to communicate with the Board or any specific director, including non-management directors in their capacity as members of the Board or a committee, may write to: Corporate Secretary At Home Group Inc. 1600 East Plano Parkway Plano, Texas 75074 who will forward such communications to the appropriate party. These communications may be submitted confidentially or anonymously. The Board has instructed the Corporate Secretary to screen each communication received only for the limited purposes of ascertaining whether such communication relates to the Company and represents a communication to the directors. If a stockholder does not wish to have the communication screened, the stockholder should indicate that the material be delivered unopened to the person or persons to whom it is addressed. To submit concerns regarding accounting, internal accounting controls or auditing matters, stockholders and other interested persons may also call: the Company’s toll free, confidential hotline 1-877-861-5311 Employees may submit their concerns on a confidential and anonymous basis. Communications made through the confidential hotline and certain communications to the Board to the extent relating to accounting, internal accounting controls or auditing matters will be reviewed by the Audit Committee in accordance with procedures established by the Audit Committee with respect to such matters. AT HOME GROUP INC. 2021 PROXY STATEMENT 24

BOARD MATTERS DIRECTOR COMPENSATION The Company’s directors receive a mix of cash and equity-based compensation. The compensation mix is intended to encourage directors to continue Board service, further align the interests of the Board and stockholders and attract new independent directors with outstanding qualifications. Fiscal Year 2021 Non-Employee Director Compensation Program The Compensation Committee revised the non-employee director compensation program for fiscal year 2020. The Compensation Committee utilized benchmarking against the same peer group used for named executive officer compensation, general industry survey data and related information from Pearl Meyer. Based on the Compensation Committee’s recommendation after its review of updated benchmarking and survey data and additional information from Pearl Meyer, the Board determined that no changes be made to the Company’s non-employee director compensation program for fiscal year 2021. The following table sets forth the compensation program for directors in effect during fiscal year 2021. Annual cash retainer: • Board 85,000 Additional annual cash retainers: • Lead Director 50,000 • Audit Committee Chair 25,000 • Compensation Committee Chair 20,000 • Nominating and Corporate Governance Committee Chair 15,000 Annual grant of restricted stock units (grant date fair value) 130,000 Cash Retainers—Impacted by COVID-19 Cash compensation is generally paid quarterly in advance of the regularly scheduled meetings. However, in fiscal year 2021, the independent directors elected to defer the payment of the Board, Lead Director and committee cash retainers for the first quarter due to the impact of the COVID-19 pandemic. In the second quarter, the Compensation Committee determined to pay the remaining quarterly cash retainers as scheduled, and to pay the first quarter cash retainers in equal installments with the payments for the third and fourth quarters. Annual Equity Award—Temporarily Reduced due to Limited Shares Available under 2016 Equity Plan Annual grants of restricted stock units (“RSUs”) to non-employee directors are made under the Amended and Restated At Home Group Inc. Equity Incentive Plan (the “2016 Equity Plan”) generally during the first quarter of each fiscal year. Any newly appointed or elected non-employee director will be granted a pro rata portion of such RSUs as of the effective date of initial appointment. The RSUs vest in full on the first anniversary of the grant date (or earlier in the event of termination of the director by the Company without cause upon or within one year following a change in control), subject to the director’s continued service to the Company through such vesting date. The RSUs will be settled in shares of the Company’s common stock within thirty days following the vesting date. The Compensation Committee sought to limit the size of fiscal year 2021 awards to ensure that there would be sufficient shares available under the 2016 Equity Plan to grant annual awards to executive officers, directors and employees for both fiscal years 2021 and 2022. Accordingly, the Compensation Committee reduced the number of shares to be awarded to non-employee directors by approximating the average share reduction to executive officers relative to their benchmarked levels (discussed under “Compensation Discussion and Analysis—Fiscal Year 2021 Compensation Program and Determinations—Annual Equity Award Program”). Accordingly, the Compensation Committee approved a grant of 16,300 AT HOME GROUP INC. 2021 PROXY STATEMENT 25 Fiscal Year 2021 ($)

BOARD MATTERS RSUs, resulting in the fiscal year 2021 grant to non-employee directors having a slightly lower grant date fair value than the $130,000 targeted value under our non-employee director compensation program. Other The Company reimburses expenses associated with attendance at Board meetings for all directors. The Company does not provide any perquisites to its independent directors. Director Equity Ownership Guidelines Our director equity ownership guidelines provide that our non-employee directors are expected to achieve and maintain ownership of equity with a total value equal to three times such director’s annual cash retainer for Board service (excluding any additional cash or equity retainer fees). Non-employee directors are expected to initially satisfy such guidelines within a five-year initial compliance period. As of the Record Date, all non-employee directors in service were either in compliance with the guidelines or within the compliance period and making appropriate progress. Fiscal Year 2021 Director Compensation Table The table below sets forth the compensation of each director in fiscal year 2021, excluding Mr. Bird whose compensation is disclosed in the Summary Compensation Table for fiscal years 2021, 2020 and 2019. (1) Represents the aggregate grant date fair value of the RSUs, equal to the closing price of the Company’s common stock on the grant date multiplied by the number of RSUs, in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”). The closing price per share of our common stock on June 22, 2020 (the grant date for all directors, other than Mr. Simril) was $7.58, and on November 20, 2020 (the grant date for Mr. Simril) was $16.74. The Company does not pay fractional RSUs. As of January 30, 2021, non-employee directors held the following stock options and RSUs: Mr. Barbarick, 16,300 RSUs; Ms. Beck, 16,300 RSUs and options to purchase 56,517 shares of common stock; Ms. Bennett, 16,300 RSUs; Mr. Butcher, 16,300 RSUs; Ms. Charles, 16,300 RSUs and options to purchase 3,488 shares of common stock; Ms. Crevoiserat, 16,300 RSUs; Mr. Francis, 16,300 RSUs and options to purchase 56,517 shares of common stock; Mr. Simril, 1,942 RSUs; and Mr. Stone, 16,300 RSUs and options to purchase 56,517 shares of common stock. Messrs. Eltrich and Questrom did not hold any stock options or RSUs as of such date. Mr. Eltrich previously was nominated for election to the Board by AEA and did not receive any individual compensation for his service as a director. Mr. Eltrich resigned from the Board in October of fiscal year 2021. Mr. Questrom resigned from the Board immediately prior to the 2020 annual meeting. Mr. Simril was appointed to the Board in November of fiscal year 2021 and received pro rata compensation. Each of Messrs. Stone and Francis accepted $20,000 of the $50,000 additional annual cash retainer for the Lead Director, which was paid on a pro rata basis for the portions of fiscal year 2021 during which each served as Lead Director. Therefore, pro rata payments were made to Mr. Stone of $15,000 for his service through September of fiscal year 2021 and to Mr. Francis of $5,000 for his service for the remainder of fiscal year 2021. (2) (3) (4) (5) (6) AT HOME GROUP INC. 2021 PROXY STATEMENT 26 Fees Earned or Paid in Cash Stock Awards(1)(2) Total Name ($) ($) ($) Steve K. Barbarick 85,000 123,554 208,554 Wendy A. Beck110,000 123,554 233,554 Paula L. Bennett 85,000 123,554 208,554 John J. Butcher 85,000 123,554 208,554 Elisabeth B. Charles 85,000 123,554 208,554 Joanne C. Crevoiserat 85,000 123,554 208,554 Martin C. Eltrich, III(3) —— — Philip L. Francis105,000 123,554 228,554 Allen I. Questrom(4) 21,250 — 21,250 Kenneth M. Simril(5) 21,250 32,509 53,759 Larry D. Stone(6) 120,000 123,554 243,554

EXECUTIVE OFFICERS The following table sets forth, as of the Record Date, the name and age of each executive officer of the Company, indicating all positions with us currently held by such executive officer: Lewis L. Bird III 56 Chairman of the Board and Chief Executive Officer Peter S.G. Corsa 52 Chief Operating Officer and President Jeffrey R. Knudson 46 Chief Financial Officer Chad C. Stauffer 50 Chief Merchandising Officer Ashley F. Sheetz 46 Chief Marketing Officer and Chief Digital Officer Mary Jane Broussard 61 Chief Administrative Officer, General Counsel & Corporate Secretary Norman E. McLeod 58 Chief Development Officer Sumit Anand 42 Chief Information Officer and Head of Strategy Catherine P. Aslin 45 Chief Human Resources Officer Set forth below are descriptions of the backgrounds of each executive officer of the Company as of the Record Date. See “Board Matters—Director Background and Qualifications” for biographical and other information regarding Mr. Bird. AT HOME GROUP INC. 2021 PROXY STATEMENT 27 Jeffrey R. Knudson Chief Financial Officer since September 2018 Mr. Knudson previously served as Senior Vice President, Finance and Retail Controller for CVS Health Corporation from January 2012 to September 2018. Prior to that, he served as Vice President of Finance and Accounting at CVS Caremark, a subsidiary of CVS Health Corporation, from July 2008 to December 2011, Director, Treasury/Mergers and Acquisitions at Limited Brands, Inc. from October 2006 to June 2008, and held various positions, including Director, Mergers and Acquisitions, at Express Scripts, Inc. from March 2001 to September 2006. Mr. Knudson was a Certified Public Accountant and began his career with PricewaterhouseCoopers LLP. Mr. Knudson holds a B.S.B.A. in Accountancy from the University of San Diego. Peter S. G. Corsa Chief Operating Officer since December 2016 President since March 2019 Mr. Corsa joined the Company as Chief Stores Officer in March 2013. Prior to joining the Company, Mr. Corsa served as Vice President of KSL Resorts from 2011 to 2013, which operates luxury resorts throughout the United States. Before this, he served as Executive Vice President of Retail for Stuart Weitzman from 2006 to 2011. In addition, he served as Senior Director of Store Operations for Gap from 2004 to 2006, Senior Director of Loss Prevention for Old Navy from 2002 to 2003 and Director of Store Operations for Old Navy from 1999 to 2002. Mr. Corsa received his MBA from St. Mary’s College of California and his Bachelor’s degree in Political Science from the University of California, Santa Barbara. Name Age Title

EXECUTIVE OFFICERS AT HOME GROUP INC. 2021 PROXY STATEMENT 28 Mary Jane Broussard General Counsel since March 2014 Chief Administrative Officer since June 2020 Corporate Secretary since September 2013 Ms. Broussard previously served as our Vice President, Legal Counsel from June 2013 to March 2014, and our Interim Chief Human Resources Officer from December 2019 to October 2020. Prior to joining us, Ms. Broussard was a partner with Brown McCarroll, L.L.P. (a regional law firm based in Dallas, TX) from 1993 to 2013, and an associate with the same firm from 1987 to 1993. Prior to her legal career, Ms. Broussard was a Certified Public Accountant with a national accounting firm from 1982 to 1984. Ms. Broussard received both her Juris Doctorate and Bachelor of Business Administration from the University of Texas at Austin. Ashley F. Sheetz Chief Marketing Officer since January 2017 Chief Digital Officer since September 2019 Ms. Sheetz, prior to joining the Company, served as Chief Marketing Officer, Group Vice President at Sally Beauty Holdings, Inc. from March 2014 to January 2017. At Sally Beauty, Ms. Sheetz was responsible for repositioning and rebranding the company, upgrading the omni-channel experience, growing the e-commerce business through direct P&L ownership, and overhauling the loyalty and CRM programs. Prior to joining Sally Beauty in 2014, Ms. Sheetz held various marketing leadership positions from 2008 through 2014 with GameStop, most recently serving as Chief Marketing Officer, Vice President. In this role, she focused on long-term growth and introducing new businesses and store concepts while managing a staff across brand, consumer insights, promotions, loyalty, and CRM functions. Prior to GameStop, Ms. Sheetz held leadership roles with various advertising agencies working on national brand accounts. Ms. Sheetz was with DDB Dallas/Tracy Locke from 2000 to 2008, TM Advertising from 1997 to 2000 and Publicis Dallas from 1996 to 1997. Ms. Sheetz currently serves as a member of the board of directors of Springs Window Fashions, which she joined in December 2018. She also serves on the board of directors for the Dallas Habitat for Humanity. Ms. Sheetz received her bachelor’s degree in Advertising from the University of Texas at Austin and a Graduate Finance Certificate from the SMU Cox School of Business. Chad C. Stauffer Chief Merchandising Officer since June 2019 Mr. Stauffer previously served as Senior Vice President, General Merchandising Manager—Everyday of At Home Procurement Inc., a subsidiary of the Company, from May 2018 to June 2019. Prior to joining the Company, Mr. Stauffer spent eight years at Bon-Ton, serving as President of Merchandising and Marketing, including a year at Carson Pirie Scott, a Division of Saks, Inc., which was purchased and merged with Bon-Ton. Mr. Stauffer served as President of Merchandising and Marketing of Bon-Ton Stores Inc. when Bon-Ton filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in February 2018. Prior to that, he served as Chief Merchandising Officer, Senior Vice President and General Merchandise Manager of Center Core and Children’s. He was previously Senior Vice President and General Merchandise Manager of Men’s, Children’s and Home, and Group Vice President of Private Brand Strategic Planning and Product Development for Men’s and Children’s. Mr. Stauffer previously held various positions at Belk Department Stores, including Vice President and Divisional Merchandise Manager of Home Store, and Vice President and Divisional Merchandise Manager of Children’s Apparel, Accessories & Toys. He has also held positions on the merchandise teams of Kohl’s, J.C. Penney, and May Department Stores. Mr. Stauffer holds a Bachelor of Arts in History from Brigham Young University.

EXECUTIVE OFFICERS AT HOME GROUP INC. 2021 PROXY STATEMENT 29 Catherine P. Aslin Chief Human Resources Officer since October 2020 Ms. Aslin, prior to joining the Company in October 2020, most recently served as Senior Vice President, Human Resources at Six Flags Entertainment Corp, where she led the overall human resources vision, including organizational design, leadership development, team member training and education, compensation and benefits, talent acquisition and employee relations. Mrs. Aslin started her 20+ year career at Six Flags as a summer intern, where she held a number of management positions in Admissions, Guest Relations, Finance, In-Park Services, Corporate Marketing and Human Resources. Ms. Aslin holds a BS in General Management from St. Gregory’s University and an Executive MBA from The University of Texas at Dallas. Sumit Anand Chief Information Officer since July 2018 Head of Strategy since August 2019 Mr. Anand, prior to joining the Company, was the Senior Vice President of Information Technology from 2015 to 2018 at Signet Jewelers, a large specialty jewelry retailer in the United States, Canada and United Kingdom. In that role, Mr. Anand was responsible for several capability areas, including stores, e-commerce and omni-channel. In addition, he served as an executive in the digital retail practice of Accenture from 2007 to 2015. Mr. Anand received his Masters of Science—Information Systems from University of Colorado. Norman E. McLeod Chief Development Officer since October 2013 Mr. McLeod previously served as Vice President of Development and Real Estate for FedEx Office, a subsidiary of FedEx Corporation, from 2004 to 2013. Prior to this, Mr. McLeod was with YUM! Brands, Inc. from 1992 to 2004, most recently serving as Director of Development. In addition to this role, he also served as National Director of Construction, Franchise Development Director, Market Planning, Director of Special Projects and Equipment, and Development Manager. Prior to these roles, Mr. McLeod served as Director of Construction for Turnkey Construction Company from 1991 to 1992, and as a Staff Engineer and Project Manager for Mobil Oil Corporation from 1986 to 1991. Mr. McLeod received his Bachelor’s degree in Civil Engineering from Texas Tech University.

COMPENSATION DISCUSSION AND ANALYSIS This Compensation Discussion and Analysis (“CD&A”) describes the philosophy, objectives, process and components of our fiscal year 2021 executive compensation program for the following executive officers (collectively, the “named executive officers”): Lewis L. Bird III Chairman of the Board and Chief Executive Officer • Chief Executive Officer since December 2012 • President from September 2015 to March 2019 Jeffrey R. Knudson Chief Financial Officer • Chief Financial Officer since September 2018 Peter S.G. Corsa Chief Operating Officer and President • President since March 2019 • Chief Operating Officer since December 2016 Chad C. Stauffer Chief Merchandising Officer • Chief Merchandising Officer since June 2019 • Senior Vice President, General Merchandising Manager—Everyday from May 2018 to June 2019 Ashley F. Sheetz Chief Marketing Officer and Chief Digital Officer • Chief Marketing Officer since January 2017 • Chief Digital Officer since September 2019 CD&A TABLE OF CONTENTS EXECUTIVE SUMMARY Fiscal Year 2021 Company Performance $1.7B Net sales 27% Sales growth 19.4% Increase in comparable store sales 7 New stores Fiscal year 2021 was a record year for At Home. We opened seven stores and increased our market share with 27% net sales growth to $1.7 billion, including a 19.4% comparable store sales increase. We also delivered record earnings (as much as the last three years combined) and executed a significant transformation of our balance sheet by substantially reducing our debt and generating record cash flow. We attribute much of our success to At Home 2.0, the strategic framework we initially communicated in fiscal year 2020. We focused on and took significant actions in fiscal year 2021 aligned with the framework’s five key components: AT HOME GROUP INC. 2021 PROXY STATEMENT 30 Page 30 Executive Summary Page 37 Advisors Utilized in Determination of Executive Compensation Page 38 Fiscal Year 2021 Compensation Program and Determinations Page 44 Other Equity-Related Policies Page 45 Tax and Accounting Implications Name Title Recent Employment History with Company

COMPENSATION DISCUSSION AND ANALYSIS 3 1 2 4 5 initiatives to create new Compensation Philosophy and Objectives The program provides a market-competitive base salary and short-and long-term incentive compensation components that are earned primarily based on performance. The Compensation Committee regularly reviews the named executive officer compensation program to ensure the fulfillment of our compensation philosophy and goals. The key principles and objectives underlying our compensation philosophy are the following: A significant portion of total compensation should be at risk or performance-based, including a portion dependent upon the attainment of specific and measurable annual and long-term performance objectives. Key elements of compensation should be designed to create long-term value for our stockholders, as well as foster a culture of ownership. Target annual compensation should be competitive with that being offered to individuals holding comparable positions at other companies in our industry peer group and target market. The Company must attract, motivate and retain highly-talented people with exceptional leadership capabilities. AT HOME GROUP INC. 2021 PROXY STATEMENT 31 4 ATTRACTION AND RETENTION 3 COMPETITIVENESS 2 STOCKHOLDER ALIGNMENT 1 PAY FOR PERFORMANCE The Company’s compensation program for named executive officers is designed to attract and retain high-performing executive leaders who drive its long-term success and increase stockholder value. BE A GREAT PLACE TO WORK AND GROW We continued to focus on: attracting top talent building a strong pipeline leveraging our strategic opportunities for our team members OPTIMIZE OUR FINANCIAL MODEL We: refinanced our long-term debt had a record low leverage ratio at year end significantly improved our free cash flow increased our year -end cash balance by tenfold ACCELERATE DIGITAL AND OMNICHANNEL We: expanded Buy Online Pick Up In Store, or “BOPIS” (all stores) launched curbside services (all stores) rolled out next-day local delivery starting at $10 (more than 70% of stores) grew loyalty program membership by 40% LEAD ON PRODUCT AND PRICE We: enhanced the structure and frequency of our pricing analyses implemented sharper, more competitive pricing developed comprehensive manufacturing standards worked to ensure products meet or exceed our quality requirements REDEFINE OUR GO -TO-MARKET APPROACH We: conducted more than a dozen EDLP+ campaigns revived category reinvention discipline launched two new design collaborations

COMPENSATION DISCUSSION AND ANALYSIS While remaining flexible to achieve its overall philosophy, the Compensation Committee utilizes peer group data (for the Chief Executive Officer and Chief Financial Officer) and a combination of peer group and industry survey data (for the other named executive officers) to benchmark target annual compensation, with each compensation component varying from such market positioning based on individual experience, skills, capabilities and knowledge, as well as internal pay equity and internal promotions. Key Elements of Fiscal Year 2021 Compensation The following table sets forth how each component of fiscal year 2021 compensation was intended to satisfy one or more of the key principles and objectives underlying our compensation philosophy. strategy and short-term strategy with stock as the special grant of PSUs made to the other over the eight fiscal quarters financial performance stockholders Ongoing Responsiveness to Significant Fiscal Year 2020 Stockholder Engagement As a direct result of the targeted stockholder outreach, the Compensation Committee expedited the shift of the Company’s compensation structure from a private-equity sponsor model to a mature public company model. Although planned progress was delayed in part in fiscal year 2021 due to the COVID-19 pandemic, the fundamental changes implemented for our executive compensation program in fiscal years 2021 and 2022 reflect our Board’s desire to learn from and work with long-term stockholders to achieve success for the Company and its stakeholders. AT HOME GROUP INC. 2021 PROXY STATEMENT 32 We contacted holders of over 66% of our outstanding common stock, representing 22 Following our Say-on-Pay failure at the 2019of our top 30 stockholders annual meeting of stockholders, Mr. Stone, thenMr. Stone, together with certain members our independent Lead Director and Chair of theof management (excluding Mr. Bird, to Compensation Committee, led a significantencourage an open dialogue), stockholder engagement effort regarding ourmet with nine stockholders owning executive compensation program. In late fiscalover year 2020:46% of our outstanding common stock Element ObjectivesComponentsPerformance Period/Impact Base Salary Attraction and retention Cash-basedAnnual Bonus Pay-for-performance focus, Cash-basedAnnual, with 0-200% multiplier linking the Company’s business • Bonus target as percentage of base salary financial performanceCompany performance metrics • 50% total sales growth • 50% adjusted operating income Equity Award Pay-for-performance focus, Annual grant—100% nonqualified stock options 3-year pro rata vesting linking the Company’s business Special grant (CEO)—PSUs with the same terms Vesting based on financial goals performance and long-termnamed executive officers in fiscal year 2020 ending on January 29, 2022, • 50% adjusted net income growth with 0-200% multiplier Align long-term interests with • 50% comparable store sales growth

COMPENSATION DISCUSSION AND ANALYSIS AT HOME GROUP INC. 2021 PROXY STATEMENT 33 2020 Annual Meeting Say-on-Pay Vote 97.5% Support The ongoing refreshment of the compensation program for named executive officers resulting from our significant stockholder engagement efforts resulted in high-level support at the 2020 annual meeting. •For fiscal years 2020 and 2021, special grants of PSUs are based on the achievement of adjusted net income and comparable store sales growth over eight fiscal quarters •In fiscal year 2022, annual grants of PSUs are based on adjusted net income and total sales growth, with three discrete annual performance goals to be established at or near the beginning of each fiscal year (with vesting no earlier than the third anniversary of the grant date) “Improve linkage between long-term equity and business strategy and long-term profitability” •In fiscal year 2022, the Compensation Committee approved a new long-term incentive program consisting of performance share units (50% of grant date value) and stock options (50% of grant date value) •Due to challenges related to setting objective performance goals in light of the COVID-19 pandemic, fiscal year 2021 annual equity awards to named executive officers were 100% stock options, which deliver value to the holder that is aligned with stockholder return •A special grant of PSUs was made in fiscal year 2021 to Mr. Bird with the same terms as the special grant of PSUs made to the other named executive officers in fiscal year 2020 “Add a reasonable portion of performance-based long-term equity and utilize fewer stock options” •Fiscal years 2021 and 2022 management bonus plans are solely based on the achievement of two new performance metrics, equally weighted: adjusted operating income and total sales growth “Preference for mix of metrics focused on top-line growth and profitability; many stockholders support total sales growth” •In fiscal year 2020, the Compensation Committee and Mr. Bird mutually agreed to cancel his fiscal year 2019 stock option award, which had an aggregate grant date fair value of $41.5 million and vested immediately on grant date, subject to certain transfer restrictions •Beginning in fiscal year 2021, the Compensation Committee has aligned the CEO compensation program (including equity awards) with other named executive officers and peer company/general market practices “Disfavor significant, one-time equity grants”

COMPENSATION DISCUSSION AND ANALYSIS Evolution of Equity Grant Practices—From Private Equity to Public Company Model The following table summarizes our historical equity grant practices for our senior management (pre-IPO) and named executive officers (IPO to current). • 10-yr exercise 4 tranches of stock price • Immediately vested, with • • • 3-yr pro rata vest 7-yr exercise 3-yr pro rata vest (over 8 fiscal quarters) • • Same terms as 2020 3-yr pro rata vest • Performance Metrics 3-yr pro rata vest AT HOME GROUP INC. 2021 PROXY STATEMENT 34 Executive Officers Fiscal Year Status Covered Stock Options RSUsPSUs 2012-2016 PRIVATE EQUITY SPONSORED All • 4-yr pro rata vest —— 2017 (IPO) PUBLIC COMPANY (CONTROLLED) All • Performance-based, —— appreciation 2018 ———— 2019 CEOSignificant multi-year grant —— transfer restrictions • Cancelled in fiscal 2020 for no value Non-CEO75% of annual grant 25% of annual grant — • 3-yr pro rata vest • 3-yr pro rata vest • 7-yr exercise Special grant • Pro rata vest on 3rd and 4th anniversary • 7-yr exercise 2020 PUBLIC COMPANY (NON-CONTROLLED) Non-CEO75% of annual grant 25% of annual grant Special grant Performance Metrics • 50%—adjusted net income • 50%—comparable store sales growth 2021 All 100% of annual grant —CEO special grant • 7-yr exercise special grant of PSUs 2022 All 50% of annual grant 50% of annual grant • 7-yr exercise (over three years, with goals set on an annual basis) • 50%—adjusted net income • 50%—total sales growth

COMPENSATION DISCUSSION AND ANALYSIS Fiscal Year 2021 Target Annual Compensation The target annual compensation of our named executive officers in fiscal year 2021, excluding benefits, consisted of base salary, a target cash bonus, stock options and target PSUs (CEO only). Amounts may not add to 100% due to rounding. The target pay mix for our Chief Executive Officer, Mr. Bird, in fiscal year 2021 is set forth below, excluding benefits. The average target pay mix for our other named executive officers in fiscal year 2021 is set forth below, excluding benefits. Target PSUs 8.8% Fixed 13.2% Fixed Base Salary 13.2% Base Salary 29.6% Target Bonus 17.3% Options 48.2% Target Equity 48.2% Total Target Equity 69.4% Growth 8.7% Target Bonus 22.2% Adjusted Operating Income 11.1% 60.6% Total Sales Growth 11.1% AT HOME GROUP INC. 2021 PROXY STATEMENT 35 AT RISK 70.4% AT RISK 86.8% OTHER NAMED EXECUTIVE OFFICER COMPENSATION CHIEF EXECUTIVE OFFICER COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS Key Features of Target and Actual Compensation in Fiscal Year 2021 to uncertainty from the COVID-19 pandemic and therefore may not have served the AT HOME GROUP INC. 2021 PROXY STATEMENT 36 Base Salary—3-month salary reduction due to COVID-19 • Mr. Bird—No increase from fiscal year 2020, and an effective 50% voluntary reduction for a three-month period when home office employees were either furloughed or received reduced salaries. • Three named executive officers received increases ranging from 7% to 17% primarily based on benchmarking and additional job responsibilities. • All named executive officers volunteered a 30% reduction for the same three-month period of Mr. Bird’s voluntary reduction. Bonus—Revised performance metrics and strong fiscal year 2021 performance • Consistent with all bonus-eligible home office employees, all named executive officers received 200% of their bonus target due to greater than maximum performance for the management bonus plan metrics (adjusted operating income and total sales growth), with no effective adjustments made to performance goals approved in early fiscal year 2021 based on the Board-approved budget. In fiscal years 2020 and 2019, all named executive officers received 0% and 100.7% of their bonus targets, respectively. • The fiscal year 2021 management bonus plan had been developed before the COVID-19 pandemic began to significantly impact the U.S. economy and our operations. In June of fiscal year 2021, the Compensation Committee replaced the management bonus plan with a discretionary bonus plan due to the significant impact of the COVID-19 pandemic on our business. Under the discretionary bonus plan, management bonuses were intended to be based on the overall performance of the Company as well as qualitative and operational measures for the first two quarters of fiscal year 2021, with additional quantitative considerations for the last two quarters of fiscal year 2021. In August of fiscal year 2021, following the reopening of our stores and overall improved performance, the Compensation Committee determined to reinstate the fiscal year 2021 management bonus plan in the same form previously approved prior to the pandemic, including the adoption of two new performance metrics, equally weighted, adjusted operating income and total sales growth, with performance goals for each metric based on the Company’s original Board-approved budget for fiscal year 2021. Equity—Focused on stock options due to difficulty in setting PSU performance goals • Named executive officers received 100% stock options for annual equity awards. The Compensation Committee considered that options deliver value to the holder that is aligned with stockholder return but, unlike PSUs, did not require the Compensation Committee to set objective performance goals, which were very difficult to establish due intended retention and incentive purposes. • Mr. Bird also received a special grant of PSUs that had the same terms as the special grant of PSUs made to the other named executive officers in fiscal year 2020, which further aligned the executive team to achieve two long-term performance metrics linked to the Company’s business strategy and long-term profitability, comparable store sales growth and adjusted net income growth.

COMPENSATION DISCUSSION AND ANALYSIS Ongoing Improvements in Compensation Governance Annually determine peer group and utilize peer group benchmarking (all NEOs) and survey data (NEOs, except CEO and CFO) Fully independent Compensation Committee, with active engagement of independent compensation consultant Pay-for-performance bonus plan using objective performance goals aligned with business strategy, and fixed payout caps Annual equity award program, including pay-for-performance components aligned with business strategy and using fixed payout caps Robust stock ownership guidelines for executive officers No guaranteed bonuses, excluding limited new hire inducement Limited use of perquisites No defined benefit, supplemental executive retirement or nonqualified deferred compensation plans No tax gross-ups, except for limited new hire inducement and for annual wellness exam Strict prohibition on hedging and pledging by directors and executive officers No discounted stock options and no repricing or exchange of underwater options without stockholder approval Executive compensation clawback policy Compensation Committee oversight to confirm no material risk in compensation programs of At Home Annual stockholder Say-on-Pay vote ADVISORS UTILIZED IN DETERMINATION OF EXECUTIVE COMPENSATION Management—Recommendations on Non-CEO Compensation In determining the compensation of named executive officers other than Mr. Bird, the Compensation Committee receives significant input from Mr. Bird, and leadership in the human resources department. Mr. Bird has the most involvement in, and knowledge of, the Company’s business goals, strategies and performance, the overall effectiveness of our management team and each person’s individual contribution to the Company’s performance. Other key leaders also provide valuable context for the Company’s human capital management efforts as well as an understanding of peer and general market practices regarding compensation. For each named executive officer other than Mr. Bird, Mr. Bird presents a compensation recommendation, which is reviewed by the Chairperson of the Compensation Committee and presented to such Committee. No person provides input with respect to his or her own compensation. Management also provides the Committee with information regarding the individual’s experience, current performance, potential for advancement and other subjective factors. The Committee reviews management recommendations for their reasonableness based on individual and Company performance as well as peer and market information. The Compensation Committee works with management to set the agenda for Committee meetings, and Mr. Bird is invited regularly to attend such meetings as well as our Chief Administrative Officer and General Counsel and Chief Human Resources Officer. Independent Compensation Consultant The Compensation Committee determined to re-engage Pearl Meyer as its independent compensation consultant for fiscal year 2021 and approved the terms of the engagement. Representatives of Pearl Meyer may attend certain Compensation Committee meetings. Among other matters, Pearl Meyer provided recommendations on an appropriate peer group and peer group benchmarking regarding target annual compensation for all named executive officers, as well as detailed information on alternatives for the design and implementation of the named executive officer compensation program. Pearl Meyer also advises the Committee in establishing the target annual compensation of Mr. Bird, and provided recommendations on inducements for new executive officers. AT HOME GROUP INC. 2021 PROXY STATEMENT 37 What We Don’t Do What We Do

COMPENSATION DISCUSSION AND ANALYSIS Fiscal Year 2021 Peer Group Based on the advice of Pearl Meyer and members’ extensive experience with compensation practices in other businesses, the Compensation Committee established the peer group for purposes of benchmarking the fiscal year 2021 compensation of the named executive officers. The Compensation Committee reviewed the peer group companies based on objective factors, including industry and revenue, and subjective factors, including business model and competition for talent, and considered the range and median of revenue and market capitalization represented by the peer companies to be appropriate given the Company’s focus on recruiting, motivating and retaining top talent. The peer group has been reviewed annually by the Compensation Committee in recent years due to the Company’s significant growth. The Compensation Committee determined to maintain the fiscal year 2020 peer group for fiscal year 2021 benchmarking. The following companies were utilized for purposes of benchmarking the fiscal year 2021 compensation of the named executive officers. • Aaron’s Inc. • Floor & Decor Holdings, Inc. • Party City Holdco Inc. • Carters Inc. • Haverty Furniture Companies, Inc. • RH • Chico’s FAS, Inc. • Herman Miller, Inc. • The Michaels Companies, Inc. • Designer Brands Inc. • La-Z-Boy Incorporated • Ulta Beauty, Inc. • Five Below, Inc. • Ollie’s Bargain Outlet Holdings, Inc. • Williams-Sonoma, Inc. For fiscal year 2021, compensation decisions for the Chief Executive Officer and Chief Financial Officer were evaluated using peer group benchmarking, while the Compensation Committee referenced a combination of peer group data and general survey data in evaluating compensation for the other named executive officers. FISCAL YEAR 2021 COMPENSATION PROGRAM AND DETERMINATIONS We compensate our named executive officers through a combination of base salary, annual cash bonuses, sign-on bonuses, long-term equity incentives and other benefits as described below. Base Salary—Targeted Increases for Certain Persons; Voluntary 3-Month Salary Reduction Due to Pandemic-Related Matters Base salaries are reviewed by the Compensation Committee on an annual basis. The Compensation Committee determined to increase base salaries for Mr. Knudson and Mr. Stauffer to more closely align with our benchmarking data and for Mr. Corsa to reflect his expanded responsibilities in fiscal year 2021 for real estate, information technology and oversight of strategy. The base salaries of our named executive officers other than Mr. Bird were temporarily reduced by 30% for three months in fiscal year 2021 during the time period when our home office employees were either furloughed or received reduced salaries. During the same period, Mr. Bird initially elected to forgo 100% of his base salary. However, in January 2021, the Compensation Committee determined that the 100% salary reduction for Mr. Bird for such period was unnecessary in light of Company performance and liquidity and approved a supplemental payment of $125,000 to Mr. Bird, to be paid simultaneously with annual cash bonuses. Such payment was intended to adjust his aggregate cash compensation to effectively reflect a 50% reduction in his base salary during the three-month reduction period and more closely align his base salary reduction with the three-month salary reduction of 30% taken by the Company’s other named executive officers. AT HOME GROUP INC. 2021 PROXY STATEMENT 38

COMPENSATION DISCUSSION AND ANALYSIS The following table sets forth the base salaries in effect for the named executive officers at the end of fiscal years 2020 and 2021. Lewis L. Bird III 1,000,000 — 1,000,000 50* Jeffrey R. Knudson 450,000 16.7 525,000 30 Peter S.G. Corsa 600,000 6.7 640,000 30 Chad C. Stauffer 500,000 10 550,000 30 Ashley F. Sheetz 450,000 — 450,000 30 * After taking into account the supplemental payment to Mr. Bird described above. Management Bonus Plan—Two New Performance Metrics; Strong Performance in Fiscal Year 2021 Establishing Bonus Target Bonus targets are set as percentages of base salaries. The earned bonus is determined by the bonus target in dollars multiplied by a multiplier of 0-200% based on achievement of performance metrics. The Compensation Committee determined not to change the bonus target for each named executive officer (as a percentage of base salary) for fiscal year 2021. In recent years, bonus targets and payment amounts were based on the base salary actually paid in such fiscal year. However, the base salary utilized for the fiscal year 2021 bonus determinations for all participants, including the named executive officers, was based on the wages that would have been paid to such persons during fiscal year 2021 excluding the impact of any salary reduction or furlough in effect in fiscal year 2021. The Compensation Committee wanted to avoid twice penalizing bonus participants for the prudent expense and cash management determinations made earlier in fiscal year 2021, particularly due to the Company’s strong financial and operating performance for fiscal year 2021 and the Company’s liquidity. The following table sets forth the target bonuses, as a dollar value and as a percentage of base salary, for the named executive officers in fiscal year 2021. Lewis L. Bird III 115 1,194,231 Jeffrey R. Knudson 70 357,404 Peter S.G. Corsa 70 450,154 Chad C. Stauffer 70 382,308 Ashley F. Sheetz 70 327,116 AT HOME GROUP INC. 2021 PROXY STATEMENT 39 Percentage of Base Salary in Fiscal Year 2021 Target Bonus Name (%) ($) Base Salary in Effect on Base Salary in Effect on 3-Month Salary January 25, 2020 Percent Change January 30, 2021 Reduction Name ($) (%) ($) (%)

COMPENSATION DISCUSSION AND ANALYSIS Performance Metrics In recent years, the Compensation Committee utilized adjusted earnings before interest, taxes, depreciation and amortization (adjusted EBITDA) and comparable store sales growth as the two Company performance metrics to earn a bonus under the management bonus plan. For fiscal year 2021, the Compensation Committee revised the Company performance metrics to earn a bonus under the fiscal year 2021 management bonus plan as set forth below. Management and the Board use these performance metrics to assess the Company’s performance, to evaluate the effectiveness of business strategies, to make budgeting decisions and to compare the Company’s performance against that of other peer companies using similar measures. The Compensation Committee utilizes the same definition of adjusted operating income and total sales growth as is used for purposes of the Company’s earnings presentations furnished to stockholders. The Compensation Committee established performance goals for each metric based on the Company’s original Board-approved budget for fiscal year 2021 and it did not make any adjustments for final bonus determinations. The Board approved the performance goals before the COVID-19 pandemic began to significantly impact the U.S. economy and our operations. The following table presents the threshold, target and maximum performance goals and related achievement multiples, together with actual performance for fiscal year 2021. Threshold Performance 50% $80.3 million 50% 10.8% Target Performance 100% $89.2 million 100% 13.5% Maximum Performance 200% $102.6 million 200% 16.3% * For both components, there was a linear increase in the achievement multiple between threshold and target performance, and a separate but linear increase in the achievement multiple between target and maximum performance. Adjusted Operating Income 50% weighting Total Sales Growth 50% weighting 2021 Bonus Multiplier Actual performance above maximum performance for both metrics resulted in earned bonuses of 200% of the bonus targets under the fiscal year 2021 management bonus plan. AT HOME GROUP INC. 2021 PROXY STATEMENT 40 Actual Performance200% $246.1 million200% 27.3% Adjusted Operating IncomeTotal Sales Growth 50% weighting50% weighting Achievement Achievement Multiple*Goal Multiple*Goal Adjusted operating income50% of the target bonus Defined as operating income (loss), adjusted for impairment charges, loss (gain) on sale-leaseback, payroll tax expenses related to the IPO grant stock option exercises, costs associated with the restructuring of our merchandising department and other adjustments. Total sales growth 50% of the target bonus Defined as the change in period-over-period total sales. Total sales growth refers to the increase in total sales for the current fiscal year over the preceding fiscal year.

COMPENSATION DISCUSSION AND ANALYSIS Equity Awards The named executive officers received the following equity awards described above in fiscal year 2021: Lewis L. Bird III 80,000 890,000 Jeffrey R. Knudson — 180,000 Peter S.G. Corsa — 230,000 Chad C. Stauffer — 190,000 Ashley F. Sheetz — 100,000 (1) The annual awards for the named executive officers were granted on June 22, 2020. Annual Equity Award Program Beginning in fiscal year 2019, the Board determined to implement an annual equity award program for executive officers and other key employees, other than Mr. Bird, to support incentive and retention objectives. In fiscal years 2019 and 2020, the annual equity program included the grant of RSUs (25%) and nonqualified stock options (75%). In fiscal year 2021, the Compensation Committee intended to increase the program’s emphasis on at-risk and performance-based compensation through a mix of PSUs, RSUs and stock options; however, before the Compensation Committee finalized the fiscal year 2021 compensation program, the COVID-19 pandemic began to significantly impact the U.S. economy and our operations, and the Compensation Committee determined to maintain flexibility and defer a decision regarding the timing and structure of annual equity awards. In June of fiscal year 2021, the Compensation Committee determined that the fiscal year 2021 annual equity awards for the named executive officers would consist entirely of stock options. The Compensation Committee considered that options deliver value to the holder that is aligned with stockholder return but, unlike PSUs, did not require the Compensation Committee to set objective performance goals, which were very difficult to establish due to uncertainty from the COVID-19 pandemic and therefore may not have served the intended retention and incentive purposes. The stock options vest in equal installments on each of the first three anniversaries of the applicable grant date, subject to the participant’s continued employment through each vesting date. In prior years, the aggregate target dollar value of the annual awards was individually determined for each named executive officer, taking into account each officer’s length of service and performance, the amount and retentive value of the vested and unvested equity currently held by each officer and benchmarking data provided by Pearl Meyer. For fiscal year 2021 the Compensation Committee recognized that a limited number of shares were available for issuance under the 2016 Equity Plan, in particular due to the comparatively low trading price of the Company’s common stock at the time. The Compensation Committee sought to limit the size of fiscal year 2021 awards to ensure that there would be sufficient shares available under the 2016 Equity Plan to grant annual awards to executive officers, directors and employees for fiscal year 2022 as well. Accordingly, the Compensation Committee allocated the total number of shares available for grants to executive officers and to non-executive employees between fiscal years 2021 and 2022, and then allocated a portion of such shares for fiscal year 2021 grants to executive officers. Thereafter, the Compensation Committee targeted a specific share number for each executive officer’s annual equity award based on the proportionate equity allocation to such officers in March 2019. AT HOME GROUP INC. 2021 PROXY STATEMENT 41 PSUs(1)Stock Options(1) Name (#) (#)

COMPENSATION DISCUSSION AND ANALYSIS Special Equity Award—CEO In addition to the annual equity award, Mr. Bird received a special grant of PSUs, which had the same terms as the special grant of PSUs made to the Company’s other named executive officers in fiscal year 2020 as retention performance awards, which furthers the alignment of management to achieve such performance metrics. This grant also addressed the Compensation Committee’s concern that Mr. Bird had no unvested equity and all of his vested stock options were underwater. The PSUs vest based on achievement of the following two performance metrics. The performance metrics are defined in the same manner as such terms are used for purposes of the Company’s earnings releases furnished to stockholders. Management and the Board use these performance metrics to assess the Company’s performance, to evaluate the effectiveness of business strategies, to make budgeting decisions and to compare the Company’s performance against that of other peer companies using similar measures. The achievement multiple for the performance components is: Threshold Performance 50% Target Performance 100% Maximum Performance 200% For both components, there is a linear increase in the achievement multiple between threshold and target performance, and a separate but linear increase in the achievement multiple between target and maximum performance. Vesting also is subject to the participant’s continued employment through the end of the performance period. AT HOME GROUP INC. 2021 PROXY STATEMENT 42 Percentage expansion of 50% of the Adjusted Net Income over target award the eight fiscal quarters ending on January 29, 2022 Defined as net (loss) income, adjusted for impairment charges, gain on sale-leaseback, IPO related non-cash stock-based compensation expense and related payroll tax expenses and the income tax impact associated with the special one-time IPO bonus stock option exercises, non-cash stock-based compensation expense related to the CEO Special Option Grant and the deferred tax expense related to the cancellation thereof, costs associated with the resignation of our former Chief Financial Officer, costs associated with the restructuring of our merchandising department and other adjustments, which include costs related to the registration and sale of shares of our common stock on behalf of certain existing stockholders, other transaction costs and other items we do not believe are indicative of our core operating performance. Comparable store sales 50% of the growth over the eight fiscal target award quarters ending on January 29, 2022 Defined as the change in period-over-period net sales for the comparable store base, beginning with stores on the first day of the sixteenth full fiscal month following the store’s opening. When a store is being relocated or remodeled, the Company excludes sales from that store in the calculation of comparable store sales until the first day of the sixteenth full fiscal month after it reopens. Comparable store sales growth refers to the sum of the increase in comparable store sales for each of the current and preceding fiscal years.

COMPENSATION DISCUSSION AND ANALYSIS Performance of Unearned PSUs as of January 30, 2021 The Compensation Committee periodically reviews estimated payouts of unearned PSU awards to understand the current incentive and retentive value of such awards, which may impact its decisions on current year equity awards. The estimated achievement multiple for the PSU awards granted to Mr. Bird in fiscal year 2021 and to the other named executive officers in fiscal year 2020 are shown in the table below based on the four fiscal quarters ended January 30, 2021. Percentage expansion of Adjusted Net Income (50% of target award) Eight fiscal quarters ending on January 29, 2022 200% Comparable store sales growth (50% of target award) Eight fiscal quarters ending on January 29, 2022 200% Therefore, as of January 30, 2021, the estimated payout for such PSU awards was 200% of the target PSU awards. Actual payout will be determined based on Company performance for the eight fiscal quarters ending on January 29, 2022, and the estimated payout may not be indicative of actual payout. Other Annual Compensation and Benefits Perquisites The Company provided each named executive officer with perquisites to indirectly benefit the Company, including a financial planning allowance, an annual wellness exam (with a tax-gross up) and new-hire relocation benefits (with a tax-gross up). The Compensation Committee believes these benefits are competitive with similarly situated peer companies and are appropriately limited. 401(k) Plan The Company maintains, and the named executive officers participate in, a tax-qualified 401(k) retirement savings plan. Each participant may contribute to the plan through payroll deductions, up to 100% of his or her salary and bonus limited to the maximum allowed by the Internal Revenue Service regulations. The Company provided employer “safe harbor” matching contributions to all participants, including the named executive officers, equal to 100% of salary deferrals up to 3% of a participant’s compensation and 50% of salary deferrals thereafter up to 5% of a participant’s compensation. Employment Agreements and Termination Benefits The Company generally enters into employment agreements with our named executive officers that provide for specified payments in connection with certain termination events. The Compensation Committee believes that these arrangements improve our ability to attract and retain qualified executives by guaranteeing certain compensation in the initial year of hiring, as well as severance benefits to provide job security for the long-term. In consideration for such benefits, the Company benefits from obtaining non-competition, non-solicitation and confidentiality protections. In addition, our incentive programs provide certain severance benefits in connection with certain termination events. See “Potential Payments Upon Termination or Change in Control as of January 30, 2021” for additional information. AT HOME GROUP INC. 2021 PROXY STATEMENT 43 Estimated Achievement Multiple— Based on the four fiscal quarters ended January 30, 2021 Performance Metric Performance Period (0—200% multiplier)

COMPENSATION DISCUSSION AND ANALYSIS OTHER EQUITY-RELATED POLICIES Executive Officer Equity Ownership Guidelines The Compensation Committee adopted executive officer equity ownership guidelines in February 2019 to further align the interests of stockholders and executives. Under such guidelines, executive officers are expected to achieve and maintain ownership of equity with a total value equal to a multiple of such executive’s base salary as follows: Chief Executive Officer • • • • • 5x Chief Operating, Financial and Merchandising Officer • • 2x All Other Executive Officers • 1x Executives are expected to initially satisfy such guidelines within a five-year initial compliance period. As of the Record Date, all executive officers in service were either in compliance with the guidelines or within the compliance period and making appropriate progress. The current guidelines are available on our website at investor.athome.com. Timing and Pricing of Equity-Based Grants The Compensation Committee and the Board do not coordinate the timing of equity-based grants to executive officers with the release of material non-public information. Annual equity grants generally are made in the first quarter of each fiscal year during an open window period, and new hire equity grants generally are made as of the hire date. The exercise price of each option award is the closing price for the Company’s common stock on the date approved by the Compensation Committee or the Board to be the grant date (which date is not earlier than the date the Compensation Committee or the Board approved such grant). Securities Trading Policy—No Pledging or Hedging for Directors and Executive Officers Our Securities Trading Policy is designed to create reasonable processes to prevent the Company and its directors, officers, employees and specified other persons from insider trading and any appearance of improper conduct. Our Securities Trading Policy specifically prohibits, among other things, all directors and executive officers of the Company (but not all employees) from effecting hedging transactions (such as short sales, put options, call options or other derivative securities and including through the use of financial instruments such as prepaid variable forward contracts, equity swaps, collars and exchange funds) or holding securities in a margin account or otherwise pledging securities as collateral for a loan or hedging or similar monetization related to the Company’s securities. Clawback Policy for Executive Officers In the event that the Board or a committee determines that any fraud, negligence or intentional misconduct by a current or former executive officer of the Company (who was serving as executive officer on or after the policy’s adoption date) was a significant contributing factor to the Company having to restate all or a portion of its financial statements, our clawback policy empowers the Board or committee to seek recovery of any cash or equity-based incentive compensation granted, earned or paid to such executive officer of the Company and to prevent the recurrence of such fraud, negligence or intentional misconduct to the fullest extent permitted by governing law. The Board or committee thereof has discretion whether to seek recoupment taking into account any factors deemed appropriate. AT HOME GROUP INC. 2021 PROXY STATEMENT 44 PositionStock Ownership Requirement

COMPENSATION DISCUSSION AND ANALYSIS TAX AND ACCOUNTING IMPLICATIONS Deductibility of Executive Compensation Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) generally prohibits public companies from taking a tax deduction for compensation paid in excess of $1,000,000 to certain executive officers. Prior to its amendment as implemented by the Tax Cuts and Jobs Act of 2017 (the “Tax Act”), Section 162(m) of the Code provided an exception from the compensation deduction limitations for compensation that was considered “qualified performance-based compensation” under the applicable regulations. Section 162(m) of the Code also provides that a company that becomes public in connection with an IPO is exempt from applying the compensation deduction limitations for a specified period of time following its IPO (the “IPO Transition Period”). The Tax Act’s amendment of Section 162(m) of the Code, among other things, eliminated, beginning in 2018, the exception to the compensation deduction limitations for “qualified performance-based compensation,” other than in limited circumstances. The IPO Transition Period for an IPO effectuated prior to December 20, 2019, was not impacted by the Tax Act’s amendments to Section 162(m) of the Code. The Company completed its IPO in August 2016 and operated within its IPO Transition Period with respect to its management bonus plan until it expired on the date of our first stockholder meeting at which directors were elected during the 2020 calendar year. The IPO Transition Period with respect to the 2016 Equity Plan ended in fiscal year 2019. While the management bonus plan and the 2016 Equity Plan currently include certain provisions that had been intended to allow the Compensation Committee, following the expiration of the Company’s IPO Transition Period, to grant awards that could be considered “qualified performance-based compensation” for purposes of Section 162(m) of the Code, the Tax Act’s amendments to Section 162(m) of the Code have made these provisions inapplicable for such purposes. Accordingly, any bonuses paid under the management bonus plan or performance awards granted under the 2016 Equity Plan to employees covered by Section 162(m) of the Code, as amended, will be subject to the compensation deduction limitations set forth in Section 162(m) of the Code. Although the management bonus plan and the 2016 Equity Plan were designed with tax considerations in mind, the Compensation Committee retains the flexibility to authorize compensation that may not be deductible if the Compensation Committee believes doing so is in the best interests of the Company. Nonqualified Deferred Compensation Section 409A of the Code generally imposes an additional 20% income tax, as well as interest and penalties, on recipients of deferred compensation that does not comply with Section 409A of the Code. “Deferred compensation” for this purpose generally consists of compensation to which an individual has a legally binding right in a taxable year and which is to be paid in a later taxable year. In addition to the taxes, interest and penalties, deferred compensation that does not comply with Section 409A of the Code may be required to be taken into income earlier than is intended. The Company believes that its compensation arrangements comply with, or are exempt from, the requirements of Section 409A. Change in Control Payments If a company makes “parachute payments”, Section 280G of the Code prohibits the company from deducting the portion of the parachute payments constituting “excess parachute payments” and Section 4999 of the Code imposes on a “disqualified individual” a 20% excise tax on the excess parachute payments. For this purpose, parachute payments generally are defined as payments to disqualified individuals that are contingent upon a change in control in an amount equal to or greater than three times the disqualified individual’s base amount (i.e., in general, the five-year average Form W-2 compensation). The excess parachute payments, which are nondeductible and subject to a 20% excise tax, equal the portion of the parachute payments that exceeds one times the disqualified individual’s base amount. Each of the named executive officers has an employment agreement with the Company that entitles him or her to payments upon the termination of his or her employment, including in connection with a change of control that may qualify as excess parachute payments. The 2016 Equity Plan may entitle participants to payments in connection with a change in control that may result in excess parachute payments. In accordance with Mr. Bird’s employment agreement and the equity award agreements with each of the other named executive officers, if any payments or benefits to which he or she would be entitled to receive pursuant to the terms of the applicable agreement or otherwise in connection with a change in the ownership or effective control of the Company would result in all or a portion of such payments or benefits being deemed “parachute payments” under Section 280G of the Code and the excise tax imposed by Section 4999 of the Code, such AT HOME GROUP INC. 2021 PROXY STATEMENT 45

COMPENSATION DISCUSSION AND ANALYSIS payments and benefits will be reduced to the minimum extent necessary so that they would not result in the imposition of an excise tax under Section 4999 of the Code, provided that no reduction will be made if the named executive officer would receive a greater net after-tax amount absent such reduction. Other The Company does not pay tax gross-ups or other reimbursement payments with respect to the excise tax imposed on any person as a result of the application of Sections 4999 or 409A of the Code. AT HOME GROUP INC. 2021 PROXY STATEMENT 46

COMPENSATION COMMITTEE REPORT The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis in this Proxy Statement with management, including the Chief Executive Officer. Based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s Annual Report and this Proxy Statement for the Annual Meeting. This report has been furnished by the members of the Compensation Committee of the Board. COMPENSATION COMMITTEE* Larry Stone (Chair until March of fiscal year 2022) Elisabeth Charles Philip Francis * Excludes new member appointed in March of fiscal year 2022 AT HOME GROUP INC. 2021 PROXY STATEMENT 47

NAMED EXECUTIVE OFFICER COMPENSATION TABLES SUMMARY COMPENSATION TABLE FOR FISCAL YEARS 2021, 2020 AND 2019 The following table sets forth the compensation paid to or earned by the named executive officers that is attributable to services performed during the fiscal years ended January 30, 2021, January 25, 2020 and January 26, 2019. Lewis L. Bird III Chairman and Chief Executive Officer 2021 913,462 — 606,400 4,181,539 2,388,462 35,665 8,125,528 2020 969,231 — — — — 39,445 1,008,676 2019 784,615 — — 41,474,999 786,235 43,941 43,089,790 Jeffrey R. Knudson Chief Financial Officer 2021 476,867 — — 845,705 714,808 26,546 2,063,926 2020 450,000 — 359,012 666,512 — 28,997 1,504,521 2019 148,875 180,000 180,005 2,289,992 — 54,817 2,853,630 Peter S.G. Corsa Chief Operating Officer and President 2021 598,131 — — 1,080,622 900,308 26,780 2,605,841 2020 584,615 — 454,810 879,659 — 27,904 1,946,988 2019 472,115 — 189,991 2,570,010 282,928 27,459 3,542,503 Chad C. Stauffer Chief Merchandising Officer 2021 510,622 — — 892,688 764,616 26,534 2,194,460 2020 465,385 200,000 248,331 568,197 — 27,312 1,509,225 Ashley F. Sheetz Chief Marketing Officer 2021 433,598 — — 469,836 654,232 22,887 1,580,553 2020 442,308 — 213,195 412,397 — 31,095 1,098,995 2019 377,308 — 92,502 1,027,514 226,807 32,367 1,756,498 (1) All stock awards in fiscal year 2021 were granted under the 2016 Equity Plan. Amounts reported in fiscal year 2021 reflect the aggregate grant date fair value of PSUs. One half of the PSUs vest based on achievement of comparable store sales growth and one half of the PSUs vest based on percentage expansion of adjusted net income reported by the Company over the eight fiscal quarters ending on January 29, 2022. In accordance with ASC 718, both of these conditions are considered performance conditions and the grant date fair value used in this table for the PSUs corresponds with management’s expectation of the probable outcome of the performance conditions as of the grant date. The maximum grant date fair value for the PSUs granted to Mr. Bird in fiscal year 2021 is $1,212,800. All nonqualified stock option awards in fiscal year 2021 were granted under the 2016 Equity Plan. Amounts reported reflect the aggregate grant date fair value of stock options in accordance with ASC 718. The Company uses the Black-Scholes option pricing model to determine the grant date fair value of stock options, including valuation assumptions that are specified in Note 14— Stock-Based Compensation of our financial statements included in our annual report on Form 10-K for fiscal year 2021. The stock option award granted to Mr. Bird in fiscal year 2019 was cancelled during fiscal year 2020; however, such cancellation does not impact the amounts reported in this table. For fiscal year 2021, all other compensation includes the following: (2) (3) (a) financial planning allowance for Mr. Bird ($25,000), Mr. Knudson ($15,000), Mr. Corsa ($15,000), Mr. Stauffer ($15,000) and Ms. Sheetz ($15,000); group term-life insurance premiums for Mr. Bird ($804), Mr. Knudson ($723), Mr. Corsa ($1,242), Mr. Stauffer ($827) and Ms. Sheetz ($720); and Company contributions to the 401(k) of Mr. Bird ($9,862), Mr. Knudson ($10,823), Mr. Corsa ($10,538), Mr. Stauffer ($10,708) and Ms. Sheetz ($7,167). (b) (c) AT HOME GROUP INC. 2021 PROXY STATEMENT 48 Non-Equity Stock Option Incentive Plan All Other Fiscal SalaryBonus Awards Awards Compensation CompensationTotal Name and Principal PositionYear ($) ($) ($)(1) ($)(2) ($) ($)(3) ($)

NAMED EXECUTIVE OFFICER COMPENSATION TABLES GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR 2021 The following table provides information about equity and non-equity awards granted to the named executive officers in fiscal year 2021. All equity awards were made under the 2016 Equity Plan. Number Number of Exercise Under Non-Equity Incentive Under Equity Incentive Board of Underlying Option Date Fair Lewis L. Bird III — — (1) 298,558 1,194,231 2,388,462 — — — — — — — (2) 6/22/2020 6/16/2020 — — — 40,000 80,000 160,000 — — — 606,400 (3) 6/22/2020 6/16/2020 — — — — — — — 890,000 7.58 4,181,539 (1) Jeffrey R. Knudson — — 89,351 357,404 714,808 — — — — — — — 6/22/2020 6/16/2020 (3) — — — — — — — 180,000 7.58 845,705 (1) Peter S.G. Corsa — — 112,539 450,154 900,308 — — — — — — — (3) 6/22/2020 6/16/2020 — — — — — — — 230,000 7.58 1,080,622 (1) Chad C. Stauffer — — 95,577 382,308 764,616 — — — — — — — (3) 6/22/2020 6/16/2020 — — — — — — — 190,000 7.58 892,688 (1) Ashley F. Sheetz — — 81,779 327,116 654,232 — — — — — — — (3) 6/22/2020 6/16/2020 — — — — — — — 100,000 7.58 469,836 (1) Represents the potential payouts under the fiscal year 2021 management bonus plan. Amounts reported for threshold assume that the threshold performance goal is met only for one metric. Represents a special grant of PSUs. Represents the annual grants of stock options. See notes 1 and 2 to the Summary Compensation Table for information regarding the grant date fair value. Each stock option granted in fiscal year 2021 in the above table had a grant date fair value of $4.70. Each PSU granted in the above table had a grant date fair value of $7.58. (2) (3) (4) AT HOME GROUP INC. 2021 PROXY STATEMENT 49 All Other All Other Stock Option Estimated Future PayoutsEstimated Future PayoutsAwards:Awards: Plan Awards Plan Awards of Shares Securities Price of Grant Grant Approval Award ThresholdTarget Maximum Threshold Target MaximumStock Options AwardsValue Name Date Date Type ($) ($) ($) (#) (#) (#) (#) (#) ($/Sh) ($)(4)

NAMED EXECUTIVE OFFICER COMPENSATION TABLES NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS TABLE Elements of Compensation We compensate our named executive officers through a combination of base salary, sign-on bonuses, cash incentives, annual and special long-term equity incentives, and other benefits. See “Compensation Discussion and Analysis” for a discussion for fiscal year 2021 compensation matters, including the material terms of the fiscal year 2021 equity awards to the named executive officers. Stock and Option Awards in Fiscal Years 2019 and 2020 CEO Special Option Award in Fiscal Year 2019—Cancelled in Fiscal Year 2020 In lieu of participation in the annual equity program and the transition equity awards noted below, the Board granted stock options to purchase 1,988,255 shares of stock to Mr. Bird in fiscal year 2019. The nonqualified stock options vested immediately on the grant date and had a seven-year term, and the shares resulting from the exercise of the stock options were generally subject to transfer restrictions that lapsed on the fourth or eighth anniversary of the grant date based on certain service conditions. Following the low support for Say-on-Pay at our 2019 annual meeting of stockholders, at Mr. Bird’s request and agreed to by the Compensation Committee, the Company cancelled this option for no consideration pursuant to an option cancellation agreement. Annual Awards in Fiscal Years 2019 and 2020—RSUs and Stock Options In fiscal years 2019 and 2020, the Compensation Committee implemented an annual equity grant program for executive officers and other key employees, other than Mr. Bird, consisting of service-based RSUs (25%) and nonqualified stock options (75%) that vest in equal installments on each of the first three anniversaries of the grant date. Special Awards in Fiscal Year 2019—Stock Options In fiscal year 2019, to assist in retention in connection with the transition from the historical use of special equity grants to an annual equity program, the Board granted special service-based, nonqualified stock option awards to executive officers and other key employees, other than Mr. Bird, that vest in equal installments on each of the third and fourth anniversaries of the grant date. Special Retention Awards in Fiscal Year 2020—PSUs and Options Due to the decline in the Company’s stock price during fiscal year 2020 and the retention risk resulting from substantially all stock options held by the named executive officers being out-of-the-money, in fiscal year 2020, the Compensation Committee granted a special equity award to executive officers and other key employees, other than Mr. Bird, consisting of PSUs and nonqualified stock options. The stock options vest in full on January 29, 2022. The PSUs are earned and vest based on achievement of comparable store sales growth (50%) and percentage expansion of Adjusted Net Income (50%) over the eight fiscal quarters ending on January 29, 2022. The number of shares, if any, deliverable upon settlement of the PSUs for each metric will equal 50% to 200% of the target award based on the achievement of threshold and maximum performance, respectively, with a linear increase in the achievement multiple between threshold and target performance, and a separate but linear increase in the achievement multiple between target and maximum performance. Material Modification in Fiscal Year 2019 to Certain Equity Awards See “Potential Payments Upon Termination or Change in Control as of January 30, 2021” for a description of an amendment to the fiscal year 2019 equity awards to the named executive officers (except Mr. Bird) regarding accelerated vesting for a change in control. AT HOME GROUP INC. 2021 PROXY STATEMENT 50

NAMED EXECUTIVE OFFICER COMPENSATION TABLES Non-Equity Incentive Plan Compensation Bonus targets are set as percentages of base salaries, and the earned bonus is determined by the bonus target in dollars multiplied by a multiplier of 0-200% based on achievement of performance metrics. In fiscal years 2019 and 2020, the Company performance metrics were: (i)adjusted EBITDA versus the financial plan for the fiscal year, which comprised 75% of the target bonus, and (ii) comparable store sales growth versus the financial plan for the fiscal year, which comprised 25% of the target bonus. The earned multiplier for bonuses in fiscal years 2019 and 2020 were 100.7% and 0% in the aggregate, respectively. For fiscal year 2019, Mr. Stauffer’s target bonus was prorated for fiscal year 2020 so that a rate of 50% of his base salary was applied prior to his promotion and a rate of 70% of his base salary was applied following his promotion. Employment Agreements During fiscal year 2021, the Company was party to employment agreements with each of the named executive officers. Each employment agreement continues for an indefinite term, subject to termination by either party, other than for Cause (as defined below), upon prior written notice, as set forth in the applicable agreement. In addition, each agreement provides that such named executive officer is eligible to participate in all benefit programs for which other senior executives of the Company are generally eligible. See “Potential Payments Upon Termination or Change in Control as of January 30, 2021” for a description of the material terms of the employment agreements that provide for specified payments in connection with certain termination events. The following summary details the other material terms of the employment agreements. Lewis L. Bird III 11/15/12 $550,000 $650,000 $15,000 of financial planning expenses Jeffrey R. Knudson 11/8/2018 $450,000 60% of base — Peter S.G. Corsa 2/2/13 $325,000 60% of base — Chad C. Stauffer 6/4/19 $500,000 70% of base — Ashley F. Sheetz 3/22/18 $350,000 60% of base — AT HOME GROUP INC. 2021 PROXY STATEMENT 51 Initial Target Date of Initial Base Bonus Per Name Agreement SalaryAgreementOther

NAMED EXECUTIVE OFFICER COMPENSATION TABLES

Non-Equity Incentive Plan Compensation

Bonus targets are set as percentages of base salaries, and the earned bonus is determined by the bonus target in dollars multiplied by a multiplier of 0-200% based on achievement of performance metrics.

In fiscal years 2019 and 2020, the Company performance metrics were:

(i) adjusted EBITDA versus the financial plan for the fiscal year, which comprised 75% of the target bonus, and

(ii) comparable store sales growth versus the financial plan for the fiscal year, which comprised 25% of the target bonus.

The earned multiplier for bonuses in fiscal years 2019 and 2020 were 100.7% and 0% in the aggregate, respectively.

For fiscal year 2019, Mr. Stauffer's target bonus was prorated for fiscal year 2020 so that a rate of 50% of his base salary was applied prior to his promotion and a rate of 70% of his base salary was applied following his promotion.

Employment Agreements

During fiscal year 2021, the Company was party to employment agreements with each of the named executive officers. Each employment agreement continues for an indefinite term, subject to termination by either party, other than for Cause (as defined below), upon prior written notice, as set forth in the applicable agreement. In addition, each agreement provides that such named executive officer is eligible to participate in all benefit programs for which other senior executives of the Company are generally eligible. See "Potential Payments Upon Termination or Change in Control as of January 30, 2021" for a description of the material terms of the employment agreements that provide for specified payments in connection with certain termination events. The following summary details the other material terms of the employment agreements.

Name	Date of Agreement	Initial Base Salary	Initial Target Bonus Per Agreement	Other
Lewis L. Bird III	11/15/12	$550,000	$650,000	$15,000 of financial planning expenses
Jeffrey R. Knudson	11/8/2018	$450,000	60% of base	—
Peter S.G. Corsa	2/2/13	$325,000	60% of base	—
Chad C. Stauffer	6/4/19	$500,000	70% of base	—
Ashley F. Sheetz	3/22/18	$350,000	60% of base	—

AT HOME GROUP INC. 2021 PROXY STATEMENT 51

NAMED EXECUTIVE OFFICER COMPENSATION TABLES (2) These stock options vested based upon achievement of a closing price per share of the Company’s common stock for a period of at least 20 consecutive trading days, disregarding the six-month period immediately following the date of grant, as follows: (i) 25% upon at least $25.75 per share, (ii) 50% upon at least $28.60 per share, (iii) 75% upon at least $31.48 per share and (iv) 100% upon at least $34.33 per share, subject to the optionee’s continued employment on each vesting date. As of January 30, 2021, all of the performance hurdles had been achieved, and these stock options were fully vested. Each of these RSU and stock option awards vests in equal annual installments on each of the first three anniversaries of the applicable grant date, subject to such person’s continued employment on each vesting date. Each of these special transition stock option awards vests in equal annual installments on each of the third and fourth anniversaries of the applicable grant date, subject to such person’s continued employment on each vesting date. Each of these stock option awards vests in equal annual installments on each of the first four anniversaries of the applicable grant date, subject to such person’s continued employment on each vesting date. Represents outstanding PSUs with performance conditions that have not yet been satisfied. The number of PSUs has been calculated for purposes of this table based on the assumption that maximum performance will be achieved for each performance metric. Each of these stock option awards vests in full on January 29, 2022, subject to such person’s continued employment on the vesting date. Based upon the closing price of the Company’s common stock on the NYSE on January 29, 2021, the last trading day of fiscal year 2021 ($24.37). (3) (4) (5) (6) (7) (8) AT HOME GROUP INC. 2021 PROXY STATEMENT 53

NAMED EXECUTIVE OFFICER COMPENSATION TABLES OPTION EXERCISES AND STOCK VESTED IN FISCAL YEAR 2021 The following table provides information about the value realized by the named executive officers on the exercise of option awards and the vesting of stock awards in fiscal year 2021. Lewis L. Bird III 48,713 512,687 — — Jeffrey R. Knudson 21,849 152,943 5,269 34,552 Peter S.G. Corsa 81,714 859,945 6,494 12,811 Chad C. Stauffer — — 6,507 38,328 Ashley F. Sheetz 134,254 1,240,741 3,081 6,058 (1) Based on the number of stock options exercised multiplied by the difference between (A) the purchase price received upon sale of the underlying shares and (B) the exercise price. Based on the number of shares received upon vesting multiplied by the closing price of our common stock on the NYSE on the vesting date. (2) AT HOME GROUP INC. 2021 PROXY STATEMENT 54 Option AwardsStock Awards Number of Shares Value Realized Number of Shares Value Realized on Acquired on Exercise on Exercise Acquired on Vesting Vesting Name (#) ($)(1) (#) ($)(2)

NAMED EXECUTIVE OFFICER COMPENSATION TABLES POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL AS OF JANUARY 30, 2021 The following section describes and quantifies potential payments and benefits to the named executive officers under the Company’s compensation and benefit plans and arrangements upon termination of employment or a change in control of the Company as of January 30, 2021. Employment Agreements with Continuing Named Executive Officers Each named executive officer was party to an employment agreement as of January 30, 2021 that provides for specified payments in connection with certain termination events. For additional information on the material terms of the employment agreements, see “Named Executive Officer Compensation Tables—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table.” Accrued Amounts Upon any termination of employment, each of the named executive officers is entitled to payment of any earned but unpaid base salary, accrued but unused paid time off (if required by applicable law to be paid upon termination), vested benefits in accordance with the applicable employee benefit plan and unreimbursed business expenses. Accrued Bonus—Mr. Bird, Mr. Corsa and Ms. Sheetz Except for terminations by the Company for Cause, each of Mr. Bird, Mr. Corsa and Ms. Sheetz are entitled to any earned but unpaid annual bonus for a fiscal year completed prior to the termination date. Further, upon any termination of Mr. Bird’s employment, other than for Cause or due to resignation without Good Reason (as defined below), that occurs after the 90th day of a fiscal year, Mr. Bird is entitled to a pro rata bonus for the year of termination based on performance through the end of the month preceding termination and an adjusted performance target, prorated based on the number of days worked in the fiscal year of termination. Severance Payment Upon a termination of employment of any named executive officer due to death or disability, or other than for Cause, or for Messrs. Bird and Corsa and Ms. Sheetz upon a termination for Good Reason, our named executive officers are each entitled to severance payments, payable over the twelve month period following termination of employment, in an amount equal to: Mr. Bird The sum of his annual base salary plus target bonus in effect immediately prior to the termination date. Mr. Bird also is entitled to an additional lump sum payment if he is terminated without Cause or resigns for Good Reason within six months before a Change of Control (as defined below) at the request of the buyer or within one year following a Change of Control, in an amount equal to the sum of his annual base salary plus target bonus opportunity, payable on the later of the date of the change of control or the date when the initial payment of his standard severance payments is made. Mr. Corsa and Ms. Sheetz Such employee’s annual base salary in effect immediately prior to the termination date, and the full annual bonus to which such employee would have been entitled for the year of termination had the employee remained employed, based on actual performance and paid at the same time as annual bonuses are ordinarily paid. Mr. Knudson and Mr. Stauffer Such employee’s annual base salary in effect immediately prior to the termination date. AT HOME GROUP INC. 2021 PROXY STATEMENT 55

NAMED EXECUTIVE OFFICER COMPENSATION TABLES Restrictive Covenants Each employment agreement includes restrictive covenants providing for non-competition, non-solicitation of employees, and non-interference with business relationships, in each case during employment and for one year thereafter, as well as requirements regarding mutual non-disparagement and nondisclosure of confidential information. In the event the executive breaches any of these restrictive covenants, the executive will be required to return to the Company any portion of severance amounts paid by the Company to the executive and forfeit any future amounts due. In addition, each employment agreement requires that the employee deliver an irrevocable release of claims to receive such severance. Tax Matters In accordance with Mr. Bird’s employment agreement and the equity award agreements with each of the other named executive officers, if any payments or benefits to which the applicable named executive officer would be entitled to receive pursuant to the terms of the applicable agreement or otherwise in connection with a change in the ownership or effective control of the Company would result in all or a portion of such payments or benefits being deemed “parachute payments” under Section 280G of the Code and the excise tax imposed by Section 4999 of the Code, such payments and benefits will be reduced to the minimum extent necessary so that they would not result in the imposition of an excise tax under Section 4999 of the Code, provided that no reduction will be made if the named executive officer would receive a greater net after-tax amount absent such reduction. Defined Terms “Cause” under each employment agreement is generally defined as any one of the following: • Willful misconduct or gross negligence in the performance of, or refusal or intentional failure to perform, any of the employee’s assigned duties to the Company. The commission or conviction (including conviction upon of a plea of nolo contendere) of a felony or other crime involving fraud, theft, breach of trust or similar acts. Any failure to comply with any written rules, regulations, policies or procedures of the Company which, if not complied with, would reasonably be expected to have a material adverse effect on the business or financial condition of the Company. Any misconduct that would cause the Company to violate any law relating to sexual harassment or age, sex or other prohibited discrimination. • • • “Good Reason” under each employment agreement is generally defined as any one of the following: • • • • A material breach by the Company of any of the covenants in the employment agreement. Any material reduction in the employee’s base salary or compensation. Any material and adverse change in the employee’s position, title or status. Any change in the employee’s job duties, authority or responsibilities to those of lesser status. “Change of Control” under Mr. Bird’s employment agreement is generally defined as any one of the following: • • Sale of all or substantially all of the assets of the Company; or A sale by the Company, GRD Holding LP or any entity controlled by AEA, or a merger, consolidation or similar transaction involving the Company, that results in more than 50% of the Company’s common stock being held by a person that is not an affiliate or AEA. AT HOME GROUP INC. 2021 PROXY STATEMENT 56

NAMED EXECUTIVE OFFICER COMPENSATION TABLES Outstanding Awards Under the 2016 Equity Plan As a general matter, the Compensation Committee has discretion under the 2016 Equity Plan to determine the time or times at which awards may be granted, the recipients of awards and the performance criteria, performance goals and all other terms of an award. The terms of the various award agreements granted under the 2016 Equity Plan provide for accelerated vesting upon the occurrence of certain events. Other named executive officers refer to all named executive officers except Mr. Bird. IPO Option Awards—Mr. Bird If Mr. Bird has a termination of service due to death, disability or a Severance Event (as defined in his award agreement), the vested portion of his IPO Options will expire on the seventh anniversary of the date of grant. If he has a termination for Cause, then his IPO Options will be forfeited immediately upon the effective date of such termination. Stock Options—Other Named Executive Officers If a named executive officer has a termination of service without Cause, other than due to death or disability, the vested portion of the award will expire 90 days (subject to extension if all or a portion of such period is during a time that the stock options may not be exercised due to applicable law, a blackout period, a lock-up arrangement or similar circumstance) following such termination or, if earlier, the termination date of the option (the seventh anniversary of the grant date or, for stock options granted in 2014, the tenth anniversary of the grant date). If a named executive officer has a termination of service due to death or disability, the vested portion of the award will expire on the first day that is one year after the termination date, or, if earlier, the seventh anniversary of the grant date. If a named executive officer is terminated for Cause, then such award will be forfeited immediately upon the effective date of such termination. If the named executive officer is terminated for any reason other than Cause, the unvested portion of the award will be forfeited immediately upon the termination date. RSUs If a named executive officer has a termination of service for any reason, whether voluntarily or involuntarily, then the unvested portion of such award will terminate as of the termination date. If the named executive officer is terminated for Cause, then the RSUs (whether or not vested) will be forfeited immediately and terminated without consideration upon the date of termination for Cause. PSUs If a named executive officer remains employed through a Change in Control that occurs prior to the end of the performance period, the number of PSUs that would have vested based on the greater of actual performance determined as of the date of such Change in Control or target performance, will remain issued and outstanding and eligible to vest subject only to the grantee’s continued employment with the Company through January 29, 2022 or an earlier termination without Cause or resignation for Good Reason (each as defined in the award agreement) that occurs within one year following consummation of the Change in Control. AT HOME GROUP INC. 2021 PROXY STATEMENT 57

NAMED EXECUTIVE OFFICER COMPENSATION TABLES Right to Terminate Stock Options and Recovery Each award granted under the 2016 Equity Plan provides that the Company may terminate, without consideration, the award (including any vested portions of the award) if the executive: (a) materially violates any of his or her obligations under any agreement between the Company and the executive relating to any of the following: (i) the non-disclosure or non-use of confidential or proprietary information; (ii) non-disparagement of the Company; (iii) restrictions on the transfer of any awards; (iv) non-solicitation of Company employees; and (v) non-competition; or (b) is convicted of a felony against the Company or any of its affiliates. Fiscal Years 2019, 2020 and 2021 Awards—Change in Control The fiscal year 2019 stock option and RSU agreements were amended by the Board on June 7, 2018 to provide for accelerated vesting upon a termination without Cause or resignation for Good Reason (each as defined in the applicable award agreements) within one year of a Change in Control. The fiscal year 2020 and 2021 stock option and RSU agreements, including for the fiscal year 2021 stock options granted to Mr. Bird, also provide for accelerated vesting upon a termination without Cause or resignation for Good Reason within one year of a Change in Control. The special transition option awards granted in fiscal year 2019 that vest in equal annual installments on each of the third and fourth anniversaries of the grant date also were amended by the Board on June 7, 2018 to provide for accelerated vesting upon the consummation of a Change in Control, regardless of termination of service, subject to continued employment through such date. Fiscal Years 2021 Stock Options—Other Named Executive Officers Under the stock option agreements for the awards granted in fiscal year 2021 to our named executive officers, other than Mr. Bird, if a named executive officer has a termination of service due to Qualifying Retirement (other than for Good Reason within one year following the consummation of a Change in Control) the portion of the stock option that would have vested during the twelve-month period following such Qualifying Retirement but for such Qualifying Retirement will not terminate as a result of such Qualifying Retirement and will vest and become exercisable on the date such portion of the stock option otherwise would have vested and become exercisable but for such Qualifying Retirement and the vested portion of the award will expire on the first day that is one year after the post-retirement vesting period, or, if earlier, the seventh anniversary of the grant date. “Qualifying Retirement” means voluntary resignation that occurs at least six months following the date of grant after attaining a combination of 55 years of age with at least 10 years of service if grounds for Cause did not exist at the time of such termination. None of the named executive officers was eligible for a Qualifying Retirement if his or her retirement occurred as of January 30, 2021. AT HOME GROUP INC. 2021 PROXY STATEMENT 58

NAMED EXECUTIVE OFFICER COMPENSATION TABLES Change in Control—Defined For purposes of the 2016 Equity Plan, “Change in Control” generally means the occurrence of any of the following events with respect to the Company: • Any person (other than directly from the Company) first acquires securities of the Company representing fifty percent or more of the combined voting power of the Company’s then outstanding voting securities, other than an acquisition by certain employee benefit plans, the Company or a related entity or any person in connection with a non-control transaction. A majority of the members of the Board is replaced by directors whose appointment or election is not endorsed by a majority of the members of the Board serving immediately prior to such appointment or election. Any merger, consolidation or reorganization, other than in a non-control transaction. • • • • A complete liquidation or dissolution. Sale or disposition of all or substantially all of the assets. A “non-control transaction” generally includes any transaction in which: • Stockholders immediately before such transaction continue to own at least a majority of the combined voting power of such resulting entity following the transaction; A majority of the members of the Board immediately before such transaction continue to constitute at least a majority of the board of the surviving entity following such transaction; or • • With certain exceptions, no person other than any person who had beneficial ownership of more than fifty percent of the combined voting power of the Company’s then outstanding voting securities immediately prior to such transaction has beneficial ownership of more than fifty percent of the combined voting power of the surviving entity’s outstanding voting securities immediately after such transaction. Effect of a Change in Control or Certain Other Transactions under the 2012 Option Plan The GRD Holding I Corporation Stock Option Plan, as may be amended from time to time (the “2012 Option Plan”), provides that vested stock options will not be terminated upon the consummation of a merger, consolidation, recapitalization or other similar change in the capital stock of the Company, a liquidation or dissolution of the Company or a Change in Control (as defined in the 2012 Option Plan) (each a “Transaction”) unless holders of affected stock options are provided either (i) a period of at least fifteen calendar days prior to the date of the consummation of the Transaction to exercise the stock options or (ii) payment in respect of each share covered by the option being cancelled in an amount equal to the excess, if any, of the per share price to be paid or distributed to stockholders in the Transaction over the option price of the option. This provision applies to the stock options granted to Messrs. Bird and Corsa. Fiscal Year 2021 Management Bonus Plan Except to the extent specified in the employment agreement of the named executive officers, (i) the obligation of the Company to satisfy payment of a bonus to a named executive officer is conditioned upon the continued employment of such person with the Company at the time determined for payment of the bonus, which timing will be determined by the Compensation Committee or the Board in its sole discretion and generally will be made within two and one half months following the end of the applicable fiscal year and (ii) if the employment of a named executive officer with the Company is terminated for any reason, at any time prior to the time determined for payment of the bonus, the bonus award will be forfeited and automatically be cancelled without further action of the Company. Notwithstanding the foregoing, the Compensation Committee or the Board may in its discretion, provide for the payment of a bonus in the event a named executive officer’s employment with the Company is terminated for any reason including, but not limited to, a termination by the Company without cause or as a result of such person’s death or disability. Such payment may be made on a pro-rated or accelerated basis. AT HOME GROUP INC. 2021 PROXY STATEMENT 59

NAMED EXECUTIVE OFFICER COMPENSATION TABLES Section 401(k) Retirement Savings Plan We maintain a tax-qualified Section 401(k) retirement savings plan that provides for employee contributions and employer “safe harbor” matching contributions equal to 100% of salary deferrals up to 3% of a participant’s compensation and 50% of salary deferrals thereafter up to 5% of a participant’s compensation. Our named executive officers are eligible to participate in this plan on the same basis as other employees who satisfy the plan’s eligibility requirements, including requirements relating to age and length of service. Under this plan, participants may elect to make pre-tax contributions not to exceed the applicable statutory income tax limitation, which, subject to certain exceptions, was $19,500 for calendar year 2020. In addition, certain named executive officers are entitled to an additional catch-up contribution of up to $6,500 for calendar year 2020. Participants are always fully vested in their entire plan account (including with respect to employer contributions). Change of Control/Severance Payment Table The following table estimates the potential payments and benefits to the named executive officers upon termination of employment or a change of control, assuming such event occurs on January 30, 2021. These estimates do not reflect the actual amounts that would be paid to such persons, which would only be known at the time that they become eligible for payment and would only be payable if the specified event occurs. Items Not Reflected in Table The table below does not include (1) accrued salary, accrued bonus and paid time off and (2) amounts outstanding under the Company’s 401(k) plan. Other Notes Applicable to Table • The 2016 Equity Plan provides for the acceleration of vesting of stock option awards under specified circumstances noted above. For purposes of the table, we calculated the intrinsic value of such acceleration, which is the number of stock options accelerated multiplied by the difference between (A) the closing price of our common stock on the NYSE on January 29, 2021, the last trading day of fiscal year 2021 ($24.37) and (B) the exercise price. The value of the acceleration of PSUs and RSUs is calculated as the closing price of our common stock on the NYSE on January 29, 2021, the last trading day of fiscal year 2021 ($24.37), multiplied by the number of unvested shares of our common stock underlying such awards at January 30, 2021. The table does not reflect the intrinsic value of vested stock options, which could be calculated using the information set forth in “Outstanding Equity Awards at January 30, 2021.” The Compensation Committee or Board has discretion to accelerate the vesting of equity awards under the 2016 Equity Plan to the extent not expressly set forth above. The table assumes the Compensation Committee does not utilize such discretion. In addition to the terms of such person’s employment agreement, the Compensation Committee or Board also has discretion to pay bonuses under the fiscal year 2021 management bonus plan as set forth above. The table assumes the Committee does not utilize such discretion. For a termination following a change in control, the table below assumes the change in control event and the termination event occurs as of January 30, 2021. • • • • AT HOME GROUP INC. 2021 PROXY STATEMENT 60

NAMED EXECUTIVE OFFICER COMPENSATION TABLES Lewis L. Bird III 4,538,462(1) 6,688,462(2) Severance amount Equity incentives (vesting accelerated)(4) — 18,842,300 Jeffrey R. Knudson Severance amount(3) 525,000 525,000 Equity incentives (vesting accelerated)(4) — 4,869,898 Peter S.G. Corsa Severance amount(3) 1,540,308 1,540,308 Equity incentives (vesting accelerated)(4) — 6,166,590 Chad C. Stauffer Severance amount(3) 550,000 550,000 Equity incentives (vesting accelerated)(4) — 5,161,816 Ashley F. Sheetz Severance amount(3) 1,104,232 1,104,232 Equity incentives (vesting accelerated)(4) — 2,857,945 (1) Represents the sum of his base salary plus target annual bonus for the year of termination plus his pro rata bonus for the year of termination. Represents the sum of 2x his base salary plus 2x target annual bonus for the year of termination plus his pro rata bonus for the year of termination. Represents the severance amount per their respective employment agreements. This includes the accelerated vesting of the PSUs (at maximum performance) and the fiscal years 2019, 2020 and 2021 stock option and RSU awards that were outstanding as of January 30, 2021. (2) (3) (4) AT HOME GROUP INC. 2021 PROXY STATEMENT 61 Total 1,104,232 3,962,177 Total 550,000 5,711,816 Total 1,540,308 7,706,898 Total 525,000 5,394,898 Total 4,538,462(1) 25,530,762(2) Termination for Good Change in Control + Reason or withoutTermination (For Good Cause Reason or without Cause) Executive Payments Upon Termination($) ($)

NAMED EXECUTIVE OFFICER COMPENSATION TABLES CEO PAY RATIO As of the end of fiscal year 2021, we employed 7,717 employees, compared to 6,289 employees at the end of fiscal year 2020. The fiscal year 2021 employee count includes 7,026 store employees and 691 other employees across the corporate and distribution center functions. Of the 7,026 store employees, 667 were full-time salaried level staff and the remaining employees consisted of a mix of full-time and part-time hourly workers. For fiscal year 2021, our last completed fiscal year: • Median Employee. The employee identified at the median of all At Home employees (other than our Chief Executive Officer) was a part-time, customer support associate. The total annual compensation of the median employee was $15,556. • Chief Executive Officer. The total annual compensation of our Chief Executive Officer, Mr. Bird, was $8,125,528, as reflected in the Summary Compensation Table. • Ratio. The ratio of the total annual compensation of our Chief Executive Officer to the total annual compensation of our median employee was 522 to 1. The pay ratio increase from fiscal year 2020 was substantially due to the grant of equity awards to Mr. Bird in fiscal year 2021 compared to no equity awards granted to him in fiscal year 2020, as well as Mr. Bird’s earned bonus of 200% of bonus target in fiscal year 2021 compared to no earned bonus in fiscal year 2020. Determination Date The rules pertaining to this pay ratio disclosure permit us to use that same median employee for up to three years. However, we reassessed our median employee for fiscal year 2021 given significant changes to the size and composition of the Company’s employee population throughout fiscal year 2021. Consistent with fiscal year 2020, we determined our median employee as of the last business day of the fiscal year, which was January 29, 2021 for fiscal year 2021. Methodology To identify our median employee, we calculated annual compensation for fiscal year 2021 based on base cash compensation (salary or hourly wages, as applicable) for all full-time, part-time and seasonal employees as of that date. For the majority of our employees, base cash compensation comprises the majority of their compensation. To determine base wages for hourly employees, we used each individual’s pay rate and estimated scheduled hours in the applicable human resources system of record. Compensation for permanent employees hired during the fiscal year was annualized, and we did not apply any cost of living adjustments. Using this compensation measure, we identified a subset of approximately 570 employees representing the potential median employee population. From that subset, we excluded employees who are no longer with the Company and employees who were not employed by the Company for the full fiscal year. To more closely approximate total annual compensation for the remaining subset of employees, we added actual cash bonus to the base cash compensation for such employees and identified the median employee within the group. Once we identified the median employee, we calculated the employee’s total annual compensation for fiscal year 2021 on the same basis as required by the Summary Compensation Table. This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on the methodology described above. The pay ratio reported by other companies may not be comparable to our pay ratio since the SEC rules for identifying the median employee and calculating a pay ratio allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. AT HOME GROUP INC. 2021 PROXY STATEMENT 62

PROPOSAL 2—ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION The Board proposes that stockholders provide advisory (non-binding) approval of the compensation of our named executive officers, as disclosed in this Proxy Statement in accordance with the SEC’s rules (commonly known as a “Say-on-Pay” proposal). We recognize the interest our stockholders have in the compensation of our executives and we are providing this advisory proposal in recognition of that interest and as required by Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In a non-binding advisory vote on the frequency of the Say-on-Pay proposal held at our 2019 annual meeting of stockholders, a majority of stockholders voted in favor of holding say-on-pay votes annually. In light of this result and other factors considered by the Board, the Board determined that the Company would hold advisory say-on-pay votes on an annual basis until the next required advisory vote on such frequency, which must be held no later than 2025. SUPPORT FOR RECOMMENDATION As described in detail under the heading “Compensation Discussion and Analysis,” our named executive officer compensation program is designed to attract, motivate and retain our named executive officers, who are critical to our success, and ensure an alignment of interests of such persons with our stockholders. Under this program, our named executive officers are rewarded for their service to the Company, the achievement of specific performance goals and the realization of increased stockholder value. We believe our named executive officer compensation programs also are structured appropriately to support our Company, business objectives and culture. The Compensation Committee and Board regularly review the compensation programs for our named executive officers to ensure the fulfillment of our compensation philosophy and goals. We believe that our stockholders at the 2020 annual meeting recognized our significant stockholder engagement efforts and resulting process for fiscal year 2021 compensation decisions of our named executive officers, the significant compensation changes that were intended prior to the COVID-19 pandemic and the ongoing commitment to align our Chief Executive Officer’s compensation program with that of the other named executive officers. Such collective activities and commitments resulted in a very high level of stockholder support (97.5% approval) for our Say-on-Pay proposal at the 2020 annual meeting. The Board believes that the additional significant changes to compensation programs for our named executive officers in fiscal years 2021 and 2022 fulfill our commitment to implement the changes that the Compensation Committee planned as a result of stockholder feedback. See “Proxy Summary—Executive Compensation Highlights” for detailed information on the Compensation Committee and Board’s responsiveness to our fiscal year 2020 stockholder engagement efforts. See also “Compensation Discussion and Analysis” and “Named Executive Officer Compensation Tables” for additional details about our named executive officer compensation program, including information about the target and earned compensation of our named executive officers in fiscal year 2021. ADVISORY VOTE We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting: “RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2021 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.” AT HOME GROUP INC. 2021 PROXY STATEMENT 63

PROPOSAL 2—ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION The Say-on-Pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board. We value the opinions of our stockholders and to the extent that this proposal is not approved by a significant margin, the Compensation Committee will evaluate whether any actions are necessary to address the general concerns expressed by this vote. The Board unanimously recommends that the stockholders vote “FOR” Proposal 2 to approve the compensation of our named executive officers, as disclosed in this Proxy Statement pursuant to the rules of the SEC. AT HOME GROUP INC. 2021 PROXY STATEMENT 64

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT The following table sets forth information regarding the beneficial ownership of our common stock as of the Record Date, April 19, 2021, by each person or entity who is known by us to beneficially own more than 5% of our common stock, each of our directors, director nominees and named executive officers, and all of our directors and executive officers as a group. Information with respect to beneficial ownership is based upon information furnished to us by each director, director nominee and executive officer, and on information reported in Schedules 13D or 13G filed with the SEC, as the case may be. The amounts and percentages of our common stock beneficially owned are reported on the basis of rules of the SEC governing the determination of beneficial ownership of securities. Under these rules, a person is deemed to be a “beneficial owner” of a security if that person has sole or shared “voting power”, which includes the power to vote or direct the voting of such security, or “investment power”, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days after the Record Date, including any shares of our common stock subject to an option that has vested or will vest within 60 days after the Record Date. More than one person may be deemed to be a beneficial owner of the same securities. The percentage of beneficial ownership is based on 65,484,047 shares of our common stock outstanding as of the Record Date. Unless otherwise indicated below, to our knowledge, all persons listed below have sole voting and investment power with respect to their beneficially owned shares of our common stock, except to the extent authority is shared by spouses under applicable law. Unless otherwise indicated below, the address for each person or entity listed below is c/o At Home Group Inc., 1600 East Plano Parkway, Plano, Texas 75074. CAS Investment Partners, LLC(1) 11,078,735 16.9 Vanguard Group(2) 5,127,186 7.8 North Peak Capital Management, LLC(3) 4,383,805 6.7 BlackRock Inc.(4) 4,166,240 6.4 Indaba Capital Management, L.P.(5) 3,263,986 5.0 Lewis L. Bird III(6) 2,575,765 3.8 Jeffrey R. Knudson(7) 37,864 * Peter S.G. Corsa(8) 605,720 * Chad C. Stauffer(7) 79,768 * Ashley F. Sheetz(7) 90,815 * Steve K. Barbarick 18,634 * Wendy A. Beck(7) 75,593 * Paula L. Bennett 9,134 * John J. Butcher — * Elisabeth B. Charles(7) 21,231 * Joanne C. Crevoiserat 21,103 * Philip L. Francis(9) 173,809 * Kenneth M. Simril — * Larry D. Stone(10) 103,925 * * Represents beneficial ownership of less than 1% of our outstanding common stock. AT HOME GROUP INC. 2021 PROXY STATEMENT 65 All executive officers and directors as a group (18 persons)(7) 4,067,1295.9 Named Executive Officers and Directors Number of Shares Beneficially Owned Percentage of Name of Beneficial Owner(#) Class (%) 5% Stockholders

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT (1) Based on a Schedule 13G/A filed with the SEC on February 16, 2021 and updated for Form 4 filings reporting purchases made following December 31, 2020. Represents (i) 7,903,174 shares of our common stock held by Sosin Master, LP, and (ii) 3,175,561 shares of our common stock held by CSWR Partners, LP. CAS Investment Partners, LLC is the investment manager of, and may be deemed to beneficially own the common stock owned by, Sosin Master, LP and CSWR Partners, LP. Mr. Clifford Sosin is the managing member of, and may be deemed to beneficially own common stock beneficially owned by, CAS Investment Partners, LLC. Mr. Sosin reports shared voting and dispositive power over the shares of our common stock, and he disclaims beneficial ownership of such shares. The address for CAS Investment Partners, LLC and its affiliates is 135 E 57th Street, Suite 18 108, New York, NY 10022. Based on a Schedule 13G/A filed with the SEC on February 10, 2021. This report includes holdings of various subsidiaries of the holding company. Vanguard Group reported shared voting power over 56,715 shares, sole dispositive power over 5,026,038 shares and shared dispositive power over 101,148 shares. The address for the Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355. Based on a Schedule 13G filed with the SEC on December 4, 2020. Represents 495,369 shares of our common stock held by North Peak Capital Partners, LP (“Fund I”) and 3,888,436 shares of our common stock held by North Peak Capital Partners II, LP (“Fund II”) as the record and direct beneficial owners of the securities reported. Each of Fund I and Fund II disclaims beneficial ownership of the shares held by the other. North Peak Capital Management, LLC (“North Peak Management”) is the investment manager of, and may be deemed to indirectly beneficially own securities owned by, each of Fund I and Fund II. North Peak Capital GP, LLC (“North Peak GP”) is the general partner of, and may be deemed to indirectly beneficially own securities owned by, each of Fund I and Fund II. Neither North Peak Management nor North Peak GP owns any shares of our common stock directly and they each disclaim beneficial ownership of any shares of our common stock held by either Fund I or Fund II. Jeremy Steven Kahan and Michael Kevin Kahan are each a co-manager of, and each may be deemed to beneficially own securities beneficially owned by, each of North Peak Management and North Peak GP. Neither of Messrs. Kahan own any shares of our common stock directly and they each disclaim beneficial ownership of any securities beneficially owned by either North Peak Management or North Peak GP. Such holders report shared voting and investment power with respect to shares of our common stock. The address for each of the reporting persons is c/o North Peak Capital Management, LLC, 155 East 44th Street, 5th Floor, New York, NY 10017. Based on a Schedule 13G/A filed with the SEC on January 29, 2021. This report includes holdings of various subsidiaries of the holding company. The address for BlackRock Inc. is 55 East 52nd Street, New York, NY 10055. Based on a Schedule 13G filed with the SEC on February 16, 2021 by Indaba Capital Management, L.P. (the “Indaba Investment Manager”), IC GP, LLC, the Investment Manager’s sole general partner, and Derek C. Schrier. The shares of our common stock beneficially owned by the reporting persons are directly held by Indaba Capital Fund, L.P. (the “Indaba Fund”), a private investment fund for which the Indaba Investment Manager serves as investment manager. Pursuant to an Investment Management Agreement, the Indaba Fund and its general partner have delegated all voting and investment power over the shares of our common stock directly held by the Indaba Fund to the Indaba Investment Manager. Such holders report shared voting and investment power with respect to all shares of our common stock. The address for each of the reporting persons is One Letterman Drive, Building D, Suite DM700, San Francisco, CA 94129. Includes 2,473,705 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days after April 19, 2021. Also includes 69,060 shares of common stock held indirectly through the revocable Bird Family Trust. Mr. Bird and his wife serve as the trustees and are the beneficiaries of the revocable Bird Family Trust. Includes 22,871, 68,841, 86,104, 56,517 and 3,488 shares of common stock for Mr. Knudson, Mr. Stauffer, Ms. Sheetz, Ms. Beck and Ms. Charles, respectively, and 3,628,636 shares of common stock for all executive officers and directors as a group that are issuable upon exercise of options that have vested or will vest within 60 days after April 19, 2021. Includes 587,651 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days after April 19, 2021. Also includes 8,653 shares of common stock held indirectly through the revocable Corsa Family Trust of 2006. Mr. Corsa and his wife serve as the trustees and are the beneficiaries of the revocable Corsa Family Trust of 2006. Includes 56,517 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days after April 19, 2021. Also includes 82,883 shares of common stock held indirectly through the Francis Revocable Trust. Mr. Francis and his wife serve as the trustees and are the beneficiaries of the Francis Revocable Trust. Includes 56,517 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days after April 19, 2021. Also includes 47,408 shares of common stock held indirectly through the Larry D Stone Revocable Trust dtd 12/06/ 1996. Mr. Stone and his wife serve as the trustees and Mr. Stone is the beneficiary of the Larry D Stone Revocable Trust dtd 12/06/1996. (2) (3) (4) (5) (6) (7) (8) (9) (10) AT HOME GROUP INC. 2021 PROXY STATEMENT 66

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS RELATED PARTY TRANSACTION POLICY The Board has adopted a written Related Party Transaction Policy, providing that the Audit Committee will review and approve or ratify transactions in excess of $120,000 of value in which we participate and in which any of the following persons has or will have a direct or indirect material interest: (i) who is or was at any time since the beginning of our last fiscal year, a director, director nominee or executive officer; (ii) who is the beneficial holder of more than 5% of any class of our voting securities; (iii) any of their immediate family members; or (iv) any entity owned or controlled by any of the foregoing persons. The Audit Committee will approve only those related party transactions that the Audit Committee believes are on their terms, taken as a whole, no less favorable to us than could be obtained in an arm’s-length transaction with an unrelated third party and that the Audit Committee determines are not inconsistent with the best interests of the Company. In particular, the Audit Committee will consider the benefits to the Company, the potential impact on a director’s independence, the availability of other sources for comparable products or services, the terms of the transaction, and the terms available to unrelated third parties or to employees generally. All of the transactions described below were either entered into prior to the adoption of this policy or approved in accordance with this policy. RELATED PARTY TRANSACTIONS The following is a description of related party transactions in existence since the beginning of fiscal year 2021. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or amounts that would be paid or received, as applicable, in arm’s-length transactions with parties unrelated to us and were otherwise in the best interests of the Company. Stockholders’ Agreement In connection with our IPO, the Company and its former sponsors, Starr Investment Holdings, LLC (together with its affiliates, “Starr”) and AEA (collectively with Starr, our “Sponsors”) entered into the Stockholders’ Agreement dated July 22, 2016 (the “Stockholders’ Agreement”). The Stockholders’ Agreement provided for certain rights of our Sponsors to nominate individuals for election to the Board, and required each party to the Stockholders’ Agreement to vote all of its shares to elect such individual to the Board. Affiliates of our Sponsors no longer beneficially own any shares of our common stock and, accordingly, may no longer nominate any individuals for election to the Board. Furthermore, the Stockholders’ Agreement ceased to have effect in fiscal year 2021 when affiliates of our Sponsors ceased to hold any shares of our common stock. Registration Rights Agreement The parties to the Stockholders’ Agreement also entered into a registration rights agreement, dated July 22, 2016, which provided for certain demand and piggyback registration rights. Similar to the Stockholders’ Agreement, the Registration Rights Agreement ceased to have effect in fiscal year 2021 when affiliates of our Sponsors ceased to hold any shares of our common stock. 360 Holdings Royalty Agreement and Inventory Purchases 360 Holdings III Corp. (“360 Holdings”) is a related party to us due to common ownership through funds of AEA, our former Sponsor. We are parties to a royalty agreement with 360 Holdings whereby we develop and sell branded product that incorporates intellectual property of 360 Holdings. Additionally, MerchSource LLC is a direct subsidiary of 360 Holdings (collectively, “360 Brands”) from which we purchase inventory. For the fiscal year ended January 30, 2021, we paid 360 Brands $0.5 million. AT HOME GROUP INC. 2021 PROXY STATEMENT 67

PROPOSAL 3—RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM The Audit Committee of the Board has appointed Ernst & Young as our independent registered public accounting firm for the fiscal year ending January 29, 2022. Ernst & Young has served as our independent registered accounting firm since 2013. The services provided to us by Ernst & Young in fiscal years 2021 and 2020 are described below under the heading “Audit Committee Matters—Ernst & Young’s Fees and Services.” We expect that representatives of Ernst & Young will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they so desire. SUPPORT FOR RECOMMENDATION In determining that retaining Ernst & Young for 2021 was in the best interests of the Company and its stockholders, our Audit Committee reviewed, among other things: • Audit effectiveness. Ernst & Young’s performance on the Company’s audit and non-audit work for fiscal year 2021 and recent prior years, and management’s assessment of such performance. Expertise and industry knowledge. Ernst & Young’s qualifications, independence, capabilities and expertise, evident through its audit planning and reports, industry knowledge, resources and staffing, objectivity and professional skepticism. External data on audit quality and performance. Results of recent PCAOB reports on Ernst & Young and peer firms and improvements made from period to period. Reasonableness of fees. The terms of the audit engagement, including the reasonableness of audit and non-audit fees charged taking into account the breadth and complexity of services provided, as well as the efficiency achieved in performing such services. Communication. The quality of Ernst & Young’s communications to and interactions with our Audit Committee at meetings and our Audit Committee Chair between meetings. Auditor Tenure. The benefits of having a long-tenured auditor and the institutional knowledge gained from prior years of engagement. • • • • • Further, in accordance with SEC rules, the maximum number of consecutive years of service for lead and concurring review audit partners for public companies is five years. Our lead audit partner has served in such role since fiscal year 2019 and therefore has two years of service remaining in such capacity. Assuming the continuing engagement of Ernst & Young as our independent registered public accounting firm, our Audit Committee will pursue a process in considering potential lead auditor candidates and will obtain significant input from management and Ernst & Young, conduct interviews and take other appropriate actions before it approves the new lead engagement partner. AT HOME GROUP INC. 2021 PROXY STATEMENT 68

PROPOSAL 3—RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ADVISORY VOTE The Audit Committee is responsible for selecting the Company’s independent registered public accounting firm for the fiscal year ending January 29, 2022. Accordingly, stockholder approval is not required to appoint Ernst & Young as our independent registered public accounting firm. However, the Audit Committee will take the outcome of the vote on this proposal into consideration when appointing our independent registered public accounting firm in the future. The Audit Committee may retain another independent registered public accounting firm at any time during the year if it concludes that such change would be in the best interest of the Company’s stockholders, even if the stockholders approve this proposal. The Board unanimously recommends that the stockholders vote “FOR” Proposal 3 to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of At Home Group Inc. for the fiscal year ending January 29, 2022. AT HOME GROUP INC. 2021 PROXY STATEMENT 69

AUDIT COMMITTEE MATTERS PRE-APPROVAL POLICIES AND PROCEDURES The Audit Committee has adopted a policy requiring that substantially all audit, audit-related and non-audit services provided by the independent registered public accounting firm be pre-approved by the Audit Committee and identifying certain prohibited non-audit services. Pre-approval is not necessary for certain minor non-audit services that: (i) do not constitute more than 5% of the total amount of revenues paid by the Company to Ernst & Young during the fiscal year the non-audit services were provided; (ii) were not recognized by the Company to be non-audit services at the time of the engagement for such services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved, prior to the completion of the audit, by the Audit Committee or by one or more members of the Audit Committee whom authority to grant such approvals has been delegated by the Audit Committee. The Audit Committee may delegate authority to one or more independent members of the Audit Committee to grant pre-approvals of audit and permitted non-audit services, provided that any such pre-approvals are reported to the full Audit Committee at its next scheduled meeting. During fiscal year 2021, all of the non-audit services provided to us by Ernst & Young were pre-approved by the Audit Committee. The Audit Committee’s pre-approval policy is in the Audit Committee Charter, which is available on our website at investor.athome.com. ERNST & YOUNG’S FEES AND SERVICES The following is a description of the professional services performed and the fees billed by Ernst & Young for fiscal year 2021 and 2020. All of such services were approved in conformity with the pre-approval policies and procedures described above. The Audit Committee has considered whether the services provided by Ernst & Young were compatible with maintaining Ernst & Young’s independence and, based on its reviews and discussions with management and Ernst & Young noted above, has determined that the nature and substance of the services did not impair the status of Ernst & Young as the Company’s independent registered public accounting firm. Audit Fees(1) 1,319,968 1,321,620 Audit-Related Fees(2) — — Tax Fees(3) 141,213 22,285 All Other Fees(4) 2,200 2,200 Total 1,463,381 1,346,105 (1) Audit fees consist of fees for professional services rendered for the audits of our financial statements, review of interim financial statements, assistance with registration statements and prospectus supplements filed with the SEC in fiscal year 2021 and 2020, and services that are normally provided by Ernst & Young. Audit-related fees relate to assurance and related services by Ernst & Young that are reasonably related to the performance of the audit or review of the Company’s financial statements. Tax fees are fees for a variety of permissible services relating to tax consulting, compliance, planning and advisory services. All other fees relate to professional services not included in the categories above, including fees related to a subscription to an accounting research tool. (2) (3) (4) AT HOME GROUP INC. 2021 PROXY STATEMENT 70 Fiscal Year Ended January 30, 2021 January 25, 2020 Type of Fees($) ($)

REPORT OF THE AUDIT COMMITTEE The Audit Committee oversees, among other things, the Company’s financial reporting and internal control processes on behalf of the Board, the qualifications, scope of work, performance and independence of Ernst & Young, the operation of a system of internal controls designed to ensure the integrity of the Company’s financial statements and reports and compliance with laws, regulations and corporate policies. Management has the primary responsibility for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls and compliance with applicable laws and regulations. Ernst & Young, the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements and the effectiveness of the Company’s internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (U.S.) (“PCAOB”) and for expressing its opinions thereon. KEY RESPONSIBILITIES The responsibilities of the Audit Committee include engaging an accounting firm to be the Company’s independent registered public accounting firm, establishing the terms of retention, including compensation, and overseeing its work. Meeting agendas are established by the Chair of the Audit Committee, together with members of management. In fiscal year 2021, among other things, the Audit Committee: • Reviewed and discussed with management and Ernst & Young the unaudited quarterly financial statements included in each Quarterly Report on Form 10-Q filed with the SEC. Periodically reviewed and discussed with management and Ernst & Young the Company’s earnings press releases, earnings guidance and the use of non-GAAP information. Received updates on management’s process to assess the adequacy of the Company’s system of internal control over financial reporting, the framework used to make the assessment and management’s conclusions on the effectiveness thereof. Discussed with Ernst & Young, the Company’s internal control assessment process, management’s assessment with respect thereto and Ernst & Young’s evaluation of the Company’s system of internal control over financial reporting. Considered the Company’s critical accounting policies and procedures and significant judgments and estimates, and changes in the Company’s accounting practices, principles, controls or methodologies or in its financial statements. Reviewed the appropriateness of the services and fees of Ernst & Young and pre-approved, in accordance with its charter, audit services and permissible non-audit services to be provided to the Company by Ernst & Young. Reviewed the integrity and adequacy of the Company’s auditing, accounting and financial reporting processes, the Company’s internal scope of work and audit plan and the performance of the internal audit function. Reviewed with management and Ernst & Young significant risks and exposures identified by management and the overall adequacy and effectiveness of the Company’s legal, regulatory and ethical compliance programs. • • • • • • • AT HOME GROUP INC. 2021 PROXY STATEMENT 71

REPORT OF THE AUDIT COMMITTEE REQUIRED COMMUNICATIONS Furthermore, as part of its oversight of the Company’s annual report on Form 10-K for fiscal year 2021, the Audit Committee reviewed and discussed, with management and Ernst & Young, the Company’s audited consolidated financial statements and related footnotes for the fiscal year ended January 30, 2021 and Ernst & Young’s report on those financial statements. The Audit Committee has discussed with Ernst & Young the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. These required communications included Ernst & Young’s perspective on the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments made by management, and the disclosures in the audited consolidated financial statements, including the disclosures relating to critical accounting policies. The Audit Committee also received the written disclosures and letter from Ernst & Young required by the applicable requirements of the PCAOB regarding Ernst & Young’s communications with the Audit Committee concerning independence. The Audit Committee has discussed with Ernst & Young its independence with respect to the Company and has considered whether Ernst & Young’s provision of non-audit services is compatible with its independence. RECOMMENDATION OF AUDIT COMMITTEE Based upon these reviews and discussions, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the annual report on Form 10-K for the fiscal year ended January 30, 2021 to be filed with the SEC. The Audit Committee also appointed Ernst & Young to serve as the Company’s independent registered public accounting firm for the fiscal year ending January 29, 2022. This report has been furnished by the members of the Audit Committee of the Board: AUDIT COMMITTEE* Wendy Beck, Chair Steve Barbarick (member until March of fiscal year 2022) Joanne Crevoiserat (member until March of fiscal year 2022) *Excludes new members appointed in March of fiscal year 2022 AT HOME GROUP INC. 2021 PROXY STATEMENT 72

PROPOSAL 4—AMENDMENT TO THE AMENDED AND RESTATED AT HOME GROUP INC. EQUITY INCENTIVE PLAN We are asking our stockholders to approve a second amendment (the “Amendment”) to the 2016 Equity Plan, which will not become effective unless and until stockholder approval is obtained. The Amendment would: We expect that the total Shares available for future Awards under the 2012 Option Plan and the 2016 Equity Plan, as amended by the Amendment, would be sufficient to cover expected equity grants for approximately four years based on current forecasts and estimates to future grants of equity awards, expected expirations, terminations and forfeitures and assuming maximum performance of future PSUs and that our share price remains at then-current levels or higher. See “Proxy Summary—Overview of the Equity Plan Proposal” for a table setting forth information regarding the outstanding equity awards, and the number of shares remaining for grant, as of April 19, 2021. Further, the 3,250,000 shares of common stock represent approximately 5% of our outstanding shares of common stock as of April 19, 2021. Potential stockholder dilution (equal to the number of Shares subject to our outstanding Awards, plus the number of shares available to be granted, divided by total shares of common stock outstanding), including the additional requested Shares, would be approximately 20% as of April 19, 2021. No discounted stock options No repricing or exchange of underwater options without stockholder approval No automatic annual share replenishment or shares grants No liberal share recycling Minimum one-year vesting for all new awards under amended plan, with customary exception for 5% of new awards No dividend payments for any unvested awards for new awards under amended plan No tax gross-ups on change in control vesting AT HOME GROUP INC. 2021 PROXY STATEMENT 73 Our Clawback Policy Applies to Equity Awards Our clawback policy empowers the Board to seek recovery of any cash or equity-based incentive compensation paid to executive officers in specified circumstances to the fullest extent permitted by governing law. 2016 Equity Plan Features (As Amended) We Thoughtfully Manage our Burn Rate Our independent Compensation Committee, with advice from its compensation consultant, Pearl Meyer, regularly reviews our historical share usage and availability and considers such information in setting equity compensation levels. Recognizing that equity awards dilute stockholder equity and must be used appropriately, our Compensation Committee administers and oversees our equity compensation practices to ensure they are reasonable. We believe our historical share usage effectively balances the needs of our employees with stockholder interests. • Increase by 3,250,000 the maximum number of shares of our common stock (the “Shares”) that may be issued pursuant to awards granted under the 2016 Equity Plan • Impose a one-year minimum vesting requirement for substantially all new awards granted under the 2016 Equity Plan • Prohibit the payment of dividends on any unvested awards newly granted under the 2016 Equity Plan

PROPOSAL 4—AMENDMENT TO THE AMENDED AND RESTATED AT HOME GROUP INC. EQUITY INCENTIVE PLAN Burn Rate(1) 5.17% 2.40% 4.38% 3.98% (1) Defined as the number of shares subject to equity awards granted in a fiscal year divided by the weighted average shares outstanding for that fiscal year. This amount does not take into account any cancellations or forfeitures. Currently, subject to any adjustment as provided in the 2016 Equity Plan, (i) up to 2,478,702 Shares (the “IPO Bonus Pool”) were issuable pursuant to Awards granted under the 2016 Equity Plan to senior executives of the Company in connection with our IPO and (ii) up to 7,218,053 Shares may be issued pursuant to Awards granted under the 2016 Equity Plan (other than the IPO Bonus Pool) (the “Post-IPO Share Pool”), all of which may be granted pursuant to incentive stock options (“ISOs”). Under the 2016 Equity Plan, awards may be granted in the form of stock options, restricted stock, RSUs, stock appreciation rights, dividend equivalent rights, performance-based awards (including performance units, PSUs and performance-based restricted stock) and Shares, as described further below. As of April 19, 2021, there remained 1,115,122 Shares available for grant under the 2016 Equity Plan. As of April 19, 2021, there were also 29,333 shares available for future grant under the 2012 Option Plan, and no Shares available for grant under any other Company equity incentive plan. The following is a summary of the material features of our 2016 Equity Plan, as amended by the proposed Amendment, and does not describe all of the 2016 Equity Plan’s provisions. We urge you to read the complete text of the Amendment and the 2016 Equity Plan. The proposed Amendment is set forth on Appendix A to this Proxy Statement. The full text of the 2016 Equity Plan (not reflecting the proposed Amendment) is set forth on Appendix B to this Proxy Statement. If our stockholders approve the Amendment, a registration statement on Form S-8 covering the Shares newly available for issuance will be filed with the SEC. PROPOSED AMENDMENT Increase Share Limit The Amendment would increase by 3,250,000 the number of Shares authorized under the 2016 Equity Plan, which would provide for the issuance of up to an aggregate of 10,468,053 Shares pursuant to grants made or to be made under the Post-IPO Share Pool of the 2016 Equity Plan, subject to the adjustment described under “Adjustments upon Changes in Capitalization” below. The market value of the additional 3,250,000 Shares authorized to be granted pursuant to Awards under the 2016 Equity Plan is $94,152,500 based on the closing price of a Share on April 19, 2021 ($28.97). Based on the Compensation Committee’s expectation to continue utilization of annual grants under a long-term equity incentive program and other projected grant needs, the Company will not have adequate ability to grant equity awards to accommodate the Company’s expected needs over the next several years without stockholder approval of this Amendment. In determining the appropriate size of the available Shares under the 2016 Equity Plan, the Compensation Committee considered the Company’s historical and projected Share usage, taking into account estimated expirations, terminations and forfeitures, estimated payouts for the outstanding PSUs, the nature and type of Awards granted by the Company historically and potentially in the future, including potential payout multipliers, and the Compensation Committee’s belief that long-term equity incentive compensation is a necessary component of the Company’s compensation program for key employees. The Compensation Committee also received advice from its compensation consultant, Pearl Meyer, and reviewed third-party data and voting policies. Our 2016 Equity Plan has no evergreen, or automatic share reload, feature. If stockholders do not approve the Amendment, the 2016 Equity Plan will remain in effect in accordance with its pre-existing terms and with the pre-existing number of Shares authorized for issuance under the 2016 Equity Plan. Require Minimum Vesting Period If the Amendment is adopted, Awards made after such Amendment under the 2016 Equity Plan would be subject to a minimum one-year vesting requirement, with a customary exception for 5% of new awards (the “Minimum Vesting AT HOME GROUP INC. 2021 PROXY STATEMENT 74 Historical Dilution and Burn Rate Percentages: Three-Fiscal Year Fiscal Year 2019 Fiscal Year 2020 Fiscal Year 2021 Average

PROPOSAL 4—AMENDMENT TO THE AMENDED AND RESTATED AT HOME GROUP INC. EQUITY INCENTIVE PLAN Requirement”). The Minimum Vesting Requirement would not preclude or limit any Award (or any action by the Committee) from providing for accelerated vesting of such Award in connection with a Change in Control. The Board believes that the adoption of the Minimum Vesting Requirement promotes effective corporate governance and strong compensation practices. Prohibit Payment of Dividends on Unvested Awards Consistent with our current Award practices, the Amendment also would prohibit the payment of dividends with respect to Shares subject to any Award (including any Dividend Equivalent Right) made after such Amendment until and to the extent the Shares vest in accordance with their terms. The Board believes that such prohibition aligns Awards with the purpose of performance and vesting conditions of the Awards, and desires to formalize its current practice in the 2016 Equity Plan. REASONS TO VOTE FOR THE AMENDMENT Importance of Equity Awards to Our Compensation Programs We believe that the additional Shares requested to be approved by stockholders are: • A critical tool for attracting, retaining motivating and incentivizing qualified employee talent to drive the long-tern success of our business. As discussed under “Compensation Discussion and Analysis,” our compensation program for our named executive officers is designed to attract and retain high performing executive leaders who drive our long-term success and increase stockholder value. We believe that our prudent use of equity compensation has been an important factor in driving our strong growth historically and is a vital element of our future success. We compete for strong talent and equity-based compensation is a key component of being able to attract top-tier talent who can help drive our operations and growth. Approval of the Amendment is necessary in order for us to continue our practice of granting equity-based compensation to key employees throughout the organization. A key component to further align participants with the interests of our long-term stockholders. We use Awards to further align executives’ and employees’ long-term interests with those of our stockholders, incentivize executives and employees to increase long-term stockholder value, ensure alignment with strategic priorities and overall long-term profitability and ensure that our compensation program pays for performance. Our Award mix of stock options, RSUs and PSUs ensure our key employees are motivated to take, and rewarded from taking, actions in the long-term best interests of the Company, which results in stock price appreciation over time. Further, our increasing pay-for-performance focus with PSUs directly incentivize the achievement of key performance metrics that drive long-term financial performance and stockholder value. Similarly, we utilize Awards to further align our non-employee directors with the long-term interests of our stockholders, and to incentivize such persons to join and contribute significantly to our Board. • As of April 19, 2021, approximately 496 of our current or former officers, employees, consultants and non-employee directors held outstanding equity awards. Currently Available Shares under the 2016 Equity Plan Are Insufficient for Our Forecasted Needs As of April 19, 2021, after giving effect to expirations, terminations, settlements in cash and forfeitures to date, there remained 1,115,122 Shares available for grant under the 2016 Equity Plan. We beleive additional Shares must be reserved for issuance under the 2016 Equity Plan to meet our estimated equity compensation needs. We expect that the Shares available for future Awards under the 2012 Option Plan and 2016 Equity Plan, as amended by the Amendment, would be sufficient to cover expected equity grants for approximately four years based on our current forecasts and estimates related to future grants of equity awards, as well as an estimated amount of expirations, terminations, and forfeitures (including maximum performance on PSUs), and assuming our share price remains at then-current levels or higher. A reduction in our use of equity-based compensation will require additional cash compensation, which could adversely impact our liquidity and capital resources, and could limit the cash we have to invest in operating activities that will drive our growth model. AT HOME GROUP INC. 2021 PROXY STATEMENT 75

PROPOSAL 4—AMENDMENT TO THE AMENDED AND RESTATED AT HOME GROUP INC. EQUITY INCENTIVE PLAN We Thoughtfully Manage our Burn Rate and Dilution Rate Our Compensation Committee, with advice from its compensation consultant Pearl Meyer, periodically reviews our historical Share usage and availability and considers such information in making Awards each year and in strategically designing its long-term equity incentive program. Our Compensation Committee administers and oversees our equity compensation practices to ensure they are reasonable, recognizing that equity awards dilute stockholder equity and must be used reasonably and effectively, and we believe our historical share usage has achieved such objectives. Our three-year average burn rate was 3.98% respectively, for fiscal years 2019 through 2021. The Amendment Implements Additional Strong Governance Practices The Compensation Committee, with advice from its advisors, periodically reviews and discusses market trends and practices regarding incentive-based compensation, including long-term equity incentive programs. The Amendment ‘s proposed provisions reflect additional strong governance practices among leading peers and best-practice public companies for equity plans and is in the best interests of the Company and our stockholders. SUMMARY OF 2016 EQUITY PLAN (AS AMENDED BY THE AMENDMENT) Administration A committee appointed by the Board (the “Committee”) administers the 2016 Equity Plan. The Committee must consist of at least two members of the Board, and may consist of the entire Board. The Committee will generally consist of at least two directors considered to be non-employee directors for purposes of Section 16 of the Exchange Act, and to the extent that an award is intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Committee will consist of at least two members of the Board, each of whom qualifies as an “outside director,” as defined in Section 162(m) of the Code. As discussed more fully above under the heading “Tax and Accounting Implications—Deductability of Executive Compensation”, Section 162(m) of the Code was amended by the Tax Act to eliminate an exception from the compensation deduction limitations for compensation that was considered “qualified performance-based compensation” under the applicable regulations. Prohibition on Repricings The Committee has no authority to make any adjustment or amendment (other than in connection with certain changes in capitalization or certain corporate transactions in accordance with the terms of the 2016 Equity Plan, as generally described below) that reduces, or would have the effect of reducing, the exercise price of an Option or SAR previously granted under the 2016 Equity Plan, unless the Company’s stockholders approve such adjustment or amendment. Plan Term The 2016 Equity Plan became effective on September 11, 2015, the date it was approved by the Board, subject to the approval of our existing stockholders, and will terminate on September 11, 2025, the tenth anniversary of the effective date, unless earlier terminated by the Board. Eligibility Under the 2016 Equity Plan, “Eligible Individuals” include employees, consultants and directors providing services to the Company and its subsidiaries and affiliates. The Committee will determine which Eligible Individuals will receive grants of awards. As of April 19, 2021, the Company has approximately 7,479 employees (including nine executive officers) and nine non-employee directors (which will be reduced to eight as of the Annual Meeting). We have not historically granted equity to consultants, so we are unable to reasonably estimate the number of consultants, if any, who may be eligible to receive awards under the 2016 Equity Plan. AT HOME GROUP INC. 2021 PROXY STATEMENT 76

PROPOSAL 4—AMENDMENT TO THE AMENDED AND RESTATED AT HOME GROUP INC. EQUITY INCENTIVE PLAN Incentives Available Under the 2016 Equity Plan, the Committee may grant any of the following types of awards to an Eligible Individual: ISOs and nonqualified stock options (“Nonqualified Stock Options,” and together with ISOs, “Options”); stock appreciation rights (“SARs”); restricted stock (“Restricted Stock”); RSUs; performance awards (“Performance Awards”); dividend equivalent rights (“Dividend Equivalent Rights”); and Share Awards, as defined below (each type of grant is considered an “Award”). Individual Award Limits With respect to Awards granted following the last day of the Transition Period (as defined in the 2016 Equity Plan), (a) the aggregate number of shares that may be the subject of Option or SARs granted in any calendar year (or in respect of the calendar year during which the Transition Period expires, the remainder of such calendar year) may not exceed 3,000,000 Shares in the case of an Eligible Individual who is not a non-employee director, or 90,000 Shares in the case of a non-employee director, (b) the aggregate number of Shares that may be the subject of Performance-Based Restricted Stock and PSUs granted in any calendar year (or in respect of the calendar year during which the Transition Period expires, the remainder of such calendar year) may not exceed 1,000,000 Shares in the case of an Eligible Individual who is not a non-employee director, or 30,000 Shares in the case of a non-employee director, and (c) the maximum dollar amount of cash or the fair market value of Shares that any Eligible Individual may receive in any calendar year (or in respect of the calendar year during which the Transition Period expires, the remainder of such calendar year) in respect of Performance Units may not exceed $10,000,000. If an Award or any portion thereof that is issued from the Post-IPO Share Pool (i) expires or otherwise terminates without all of the Shares covered by such Award having been issued or (ii) is settled in cash (i.e., the participant receives cash rather than Shares), such expiration, termination or settlement will not reduce (or otherwise offset) the number of Shares that may be available for issuance under the 2016 Equity Plan. Any Shares issued pursuant to an Award that are forfeited and returned back to or reacquired by the Company will again become available for issuance under the 2016 Equity Plan. Any Shares tendered or withheld to pay the exercise price of an Option or the base price of an SAR, or to satisfy tax withholding obligations associated with any Award, may not become available again for issuance under the 2016 Equity Plan. Under no circumstances will Shares underlying any Awards issued under the IPO Bonus Pool, once issued, again become available for issuance under the 2016 Equity Plan. Minimum Vesting Requirement Notwithstanding any other provisions of the Plan, Awards made under the 2016 Equity Plan subject to the Amendment may vest no earlier than one year from the date of grant of such Award. However, Awards with respect to up to 5% in the aggregate of the total Shares authorized for issuance under the 2016 Equity Plan for new Awards (as of the effectiveness of the Amendment and thereafter, including any additional shares approved by stockholders thereafter through the termination of the 2016 Equity Plan), may be granted without respect to the Minimum Vesting Requirement. The Minimum Vesting Requirement will not preclude or limit any Award or other arrangement (or any action by the Committee) from providing for accelerated vesting of such Award in connection with a Change in Control. No Dividend Equivalent Rights or Dividends Payable for Unvested Awards Notwithstanding any other provisions of the Plan, Awards made under the 2016 Equity Plan subject to the Amendment will not provide for any payment on any Award (including Dividend Equivalent Rights) or portion of any Award (including Dividend Equivalent Rights) that is not vested, and all distributions, if any received by a participant for Restricted Stock or performance-based Restricted Stock as a result of any share split, share dividend, combination of shares or other similar transaction will be subject to the restrictions applicable to the original Award. Options The Committee may grant Options (which may be ISOs or Nonqualified Stock Options) to Eligible Individuals. An ISO is an Option intended to qualify for tax treatment applicable to ISOs under Section 422 of the Code. An ISO may be granted only to Eligible Individuals that are employees of the Company or any of its subsidiaries. A Nonqualified Stock Option is an Option that is not intended to be an ISO. AT HOME GROUP INC. 2021 PROXY STATEMENT 77

PROPOSAL 4—AMENDMENT TO THE AMENDED AND RESTATED AT HOME GROUP INC. EQUITY INCENTIVE PLAN Vesting and Exercise Periods Each Option granted under the 2016 Equity Plan may be subject to certain vesting requirements and will become exercisable in accordance with the specific terms and conditions of the Option, as determined by the Committee at the time of grant and set forth in an Award agreement. The term of an Option generally may not exceed ten years from the date it is granted (five years in the case of an ISO granted to a ten-percent stockholder). Each Option, to the extent it becomes exercisable, may be exercised at any time in whole or in part until its expiration or termination, unless otherwise provided in applicable Award agreement. Exercise Price The purchase price per Share with respect to any Option granted under the 2016 Equity Plan may be not less than 100% of the fair market value of a share of Common Stock on the date the Option is granted (110% in the case of an ISO granted to a ten-percent stockholder). Limits on ISOs In order to comply with the requirements for ISOs in the Code, no person may receive a grant of an ISO for stock that would have an aggregate fair market value in excess of $100,000, determined when the ISO is granted, that would be exercisable for the first time during any calendar year. If any grant of an ISO is made in excess of such limit, the portion that is over the $100,000 limit would be a Nonqualified Stock Option. Stock Appreciation Rights The Committee may grant SARs to Eligible Individuals on terms and conditions determined by the Committee at the time of grant and set forth in an Award agreement. An SAR may be granted (a) at any time if unrelated to an Option or (b) if related to an Option, either at the time of grant or at any time thereafter during the term of the Option. An SAR is a right granted to a participant to receive an amount equal to the excess of the fair market value of a Share on the last business day preceding the date of exercise of such SAR over the fair market value of a Share on the date the SAR was granted. Each SAR will be exercisable or be forfeited or expire on such terms as the Committee determines. Except in limited circumstances, an SAR has a maximum term of ten years. An SAR may be settled or paid in cash, Shares or a combination of each, in accordance with its terms. Dividend Equivalent Rights Subject to the prohibition for the payment of dividends on unvested Awards under the Amendment, the Committee may grant Dividend Equivalent Rights, either in tandem with an Award or as a separate Award, to Eligible Individuals on terms and conditions determined by the Committee at the time of grant and set forth in an Award agreement. A Dividend Equivalent Right is a right to receive cash or Shares based on the value of dividends that are paid with respect to the Shares. Dividend Equivalent Rights may be settled in cash or shares of Common Stock or a combination thereof, in a single installment or multiple installments, as determined by the Committee. Restricted Stock; RSUs The Committee may grant either Shares (Restricted Stock) or phantom Shares (RSUs), in each case subject to certain vesting requirements, on terms and conditions determined by the Committee at the time of grant and set forth in an Award agreement. Restricted Stock Unless the Committee determines otherwise, upon the issuance of shares of Restricted Stock, the participant has all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other AT HOME GROUP INC. 2021 PROXY STATEMENT 78

PROPOSAL 4—AMENDMENT TO THE AMENDED AND RESTATED AT HOME GROUP INC. EQUITY INCENTIVE PLAN distributions made with respect to the Shares (subject to the prohibition for the payment of dividends on unvested Awards under the Amendment); provided, that all distributions, if any, received by a participant with respect to Restricted Stock as a result of any share split, share dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Award. Payment of deferred dividends in respect of shares of Restricted Stock will be made upon the lapsing of restrictions imposed on the shares of Restricted Stock in respect of which the deferred dividends were paid, and any dividends deferred in respect of any shares of Restricted Stock will be forfeited upon the forfeiture of such shares of Restricted Stock. RSUs Each RSU represents the right of the participant to receive a payment upon vesting of the RSU, or on any later date specified by the Committee, of an amount equal to the fair market value of a Share as of the date the RSU becomes vested, or such later date as determined by the Committee at the time the RSU is granted (and which will be set forth in the applicable Award agreement). An RSU may be settled or paid in cash, Shares or a combination of each, as determined by the Committee. Performance Awards Performance Awards, which include performance units (“Performance Units”), PSUs and performance-based restricted stock (“Performance-Based Restricted Stock”), may be granted to Eligible Individuals on terms and conditions determined by the Committee and set forth in an Award agreement. Performance Units and PSUs Performance Units are denominated in a specified dollar amount and, contingent upon the attainment of specified performance objectives within a performance period and such other vesting conditions as may be determined by the Committee (including without limitation, a continued employment requirement following the end of the applicable performance cycle), represent the right to receive payment of the specified dollar amount or a percentage of the specified dollar amount depending on the level of performance objective attained; provided, however, that the Committee may at the time a Performance Unit is granted specify a maximum amount payable in respect of a vested Performance Unit. PSUs are denominated in Shares and, contingent upon the attainment of specified performance objectives within a performance period and such other vesting conditions as may be determined by the Committee (including without limitation, a continued employment requirement following the end of the applicable performance cycle), represent the right to receive payment of the fair market value of a Share on the date the PSU was granted, the date the PSU became vested or any other date specified by the Committee or a percentage of such amount depending on the level of performance objective attained; provided, however, that the Committee may at the time a PSU is granted specify a maximum amount payable in respect of a vested PSU. The Award agreement for each Performance Unit and PSU shall specify (i) the number of Performance Units or PSUs to which the agreement relates, (ii) the performance objectives and other conditions which must be satisfied in order for the Performance Unit or PSU to vest, (iii) the performance period within which the performance objectives must be satisfied and (iv) the circumstances under which the Award will be forfeited. Performance-Based Restricted Stock Performance-Based Restricted Stock consists of an Award of shares of Restricted Stock issued in the participant’s name and subject to appropriate restrictions and transfer limitations. Unless the Committee determines otherwise and as set forth in the applicable Award agreement, upon issuance of Shares of Performance-Based Restricted Stock, the participant has all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to Shares (subject to the prohibition for the payment of dividends on unvested Awards under the Amendment); provided, that all distributions, if any, received by a participant with respect to Performance-Based Restricted Stock as a result of any share split, share dividend, combination of shares, or other similar transaction shall AT HOME GROUP INC. 2021 PROXY STATEMENT 79

PROPOSAL 4—AMENDMENT TO THE AMENDED AND RESTATED AT HOME GROUP INC. EQUITY INCENTIVE PLAN be subject to the restrictions applicable to the original Award. Payment of deferred dividends in respect of Shares of Performance-Based Restricted Stock will be made upon the lapsing of restrictions imposed on the Performance-Based Restricted Stock in respect of which the deferred dividends were paid, and any dividends deferred in respect of any Performance-Based Restricted Stock will be forfeited upon the forfeiture of such Performance-Based Restricted Stock. The Award agreement for each Award of Performance-Based Restricted Stock will specify (i) the number of shares of Performance-Based Restricted Stock to which the agreement relates, (ii) the performance objectives and other conditions that must be satisfied in order for the Performance-Based Restricted Stock to vest, (iii) the performance period within which the performance objectives must be satisfied (which will not be less than one year) and (iv) the circumstances under which the Award will be forfeited. Performance Objectives As discussed more fully above under the heading “Tax and Accounting Implications—Deductability of Executive Compensation”, Section 162(m) of the Code was amended by the Tax Act to eliminate an exception from the compensation deduction limitations for compensation that was considered “qualified performance-based compensation” under the applicable regulations. With respect to any Performance Awards granted prior to the effectiveness of the Tax Act amendment and intended to constitute “performance-based compensation” under Section 162(m) of the Code, performance objectives (“Performance Objectives”) could be expressed in terms of (i) earnings per share; (ii) operating income; (iii) return on equity or assets; (iv) cash flow; (v) net cash flow; (vi) cash flow from operations; (vii) EBITDA and/or adjusted EBITDA; (viii) revenue growth, product revenue and/or comparable sales growth; (ix) revenue ratios; (x) cost reductions; (xi) cost ratios or margins; (xii) overall revenue or sales growth; (xiii) expense reduction or management; (xiv) market position or market share; (xv) total stockholder return; (xvi) return on investment; (xvii) earnings before interest and taxes (EBIT); (xviii) net income (before or after taxes); (xix) return on assets or net assets; (xx) economic value added; (xxi) stockholder value added; (xxii) cash flow return on investment; (xxiii) net operating profit; (xxiv) net operating profit after tax; (xxv) return on capital; (xxvi) return on invested capital; (xxvii) customer growth; (xxviii) supply chain achievements; (xxix) financial ratios, including those measuring liquidity, activity, profitability or leverage; (xxx) financing and other capital raising transactions; (xxxi) strategic partnerships or transactions; or (xxxii) any combination of the foregoing. Performance Objectives could be in respect of the performance of the Company, any of its subsidiaries or Divisions (as defined in the 2016 Equity Plan) or any combination thereof. Performance Objectives could be absolute or relative (to prior performance of the Company or to the performance of one or more other entities or external indices) and could be expressed in terms of a progression within a specified range. The Committee could, at the time the Performance Objectives in respect of a Performance Award are established, provide for the manner in which performance will be measured against the Performance Objectives to reflect the impact of specified events, including any one or more of the following with respect to the applicable performance period: (i) the gain, loss, income or expense resulting from changes in accounting principles or tax laws that become effective during the performance period; (ii) the gain, loss, income or expense reported publicly by the Company with respect to the performance period that are extraordinary or unusual in nature or infrequent in occurrence; (iii) the gains or losses resulting from, and the direct expenses incurred in connection with, the disposition of a business or the sale of investments or non-core assets; (iv) the gain or loss from all or certain claims and/or litigation and all or certain insurance recoveries relating to claims or litigation; or (v) the impact of investments or acquisitions made during the year or, to the extent provided by the Committee, any prior year. The events could relate to the Company as a whole or to any part of the Company’s business or operations, as determined by the Committee at the time the Performance Objectives were established. Any adjustments based on the effect of certain events are to be determined in accordance with generally accepted accounting principles and standards, unless another objective method of measurement is designated by the Committee. Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Performance Award granted prior to the effectiveness of the Tax Act amendment and intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee must certify in writing that the applicable Performance Objectives have been satisfied. In respect of a Performance Award, the Committee may, in its sole discretion, (i) reduce the amount of cash paid or number of Shares to be issued or that have been issued and that become vested or on which restrictions lapse and/or (ii) establish rules and procedures that have the effect of limiting the amount payable to any participant to an amount that is AT HOME GROUP INC. 2021 PROXY STATEMENT 80

PROPOSAL 4—AMENDMENT TO THE AMENDED AND RESTATED AT HOME GROUP INC. EQUITY INCENTIVE PLAN less than the amount that otherwise would be payable under such Award. The Committee may exercise such discretion in a non-uniform manner among participants. Share Awards The Committee may grant an Award of Shares (“Share Awards”) to an Eligible Individual on such terms and conditions as the Committee may determine at the time of grant. A Share Award may be made as additional compensation for services rendered by the Eligible Individual or may be in lieu of cash or other compensation to which the Eligible Individual is entitled from the Company. Adjustments upon Changes in Capitalization In the event that the outstanding Shares are changed into or exchanged for a different number or kind of Shares or other stock or securities or other equity interests of the Company or another corporation or entity, whether through merger, consolidation, reorganizations, recapitalization, reclassification, stock dividend, stock split, reverse stock split, substitution or other similar corporate event or transaction or an extraordinary dividend or distribution by the Company in respect of its Shares or other capital stock or securities convertible into capital stock in cash, securities or other property, the Committee will determine the appropriate adjustments, if any, to (a) the maximum number and kind of shares of stock or other securities or other equity interests as to which Awards may be granted under the 2016 Equity Plan, (b) the maximum number and class of Shares or other stock or securities that may be issued upon exercise of ISOs, (c) the number and kind of Shares or other securities covered by any or all outstanding Awards that have been granted under the 2016 Equity Plan, (d) the option price of outstanding Options and the base price of outstanding SARs and (e) the Performance Objectives applicable to outstanding Performance Awards. Effect of a Change in Control or Certain Other Transactions Generally, the Award agreement evidencing each Award will provide any specific terms applicable to that Award in the event of a Change in Control of the Company (as defined below). Unless otherwise provided in an Award agreement, in connection with a merger, consolidation, reorganization, recapitalization or other similar change in the capital stock of the Company, a liquidation or dissolution of the Company or a Change in Control (each, a “Corporate Transaction”), Awards will either: (a) continue following such Corporate Transaction, which may include, in the discretion of the Committee or the parties to the Corporate Transaction, the assumption, continuation or substitution of the Awards, in each case with appropriate adjustments to the number, kind of shares and exercise prices of the Awards; or (b) terminate. For purposes of the 2016 Equity Plan, “Change in Control” generally means the occurrence of any of the following events with respect to the Company: (a) any person (other than directly from the Company) first acquires securities of the Company representing fifty percent or more of the combined voting power of the Company’s then outstanding voting securities, other than an acquisition by certain employee benefit plans, the Company or a related entity or any person in connection with a non-control transaction; (b) a majority of the members of the Board is replaced by directors whose appointment or election is not endorsed by a majority of the members of the Board serving immediately prior to such appointment or election; (c) any merger, consolidation or reorganization, other than in a non-control transaction; (d) a complete liquidation or dissolution or (e) sale or disposition of all or substantially all of the assets. A “non-control transaction” generally includes any transaction in which (i) stockholders immediately before such transaction continue to own at least a majority of the combined voting power of such resulting entity following the transaction; (ii) a majority of the members of the Board immediately before such transaction continue to constitute at least a majority of the board of the surviving entity following such transaction or (iii) with certain exceptions, no person other than any person who had beneficial ownership of more than fifty percent of the combined voting power of the Company’s then outstanding voting securities immediately prior to such transaction has beneficial ownership of more than fifty percent of the combined voting power of the surviving entity’s outstanding voting securities immediately after such transaction. Transferability The 2016 Equity Plan generally restricts the transfer of any Awards, except (a) transfers by will or the laws of descent and distribution or (b) to a beneficiary designated by the participant, to whom any benefit under the 2016 Equity Plan is to be AT HOME GROUP INC. 2021 PROXY STATEMENT 81

PROPOSAL 4—AMENDMENT TO THE AMENDED AND RESTATED AT HOME GROUP INC. EQUITY INCENTIVE PLAN paid or who may exercise any rights of the participant in the event of the participant’s death before he or she receives any or all of such benefit or exercises an Award. Amendment or Termination of the 2016 Equity Plan The 2016 Equity Plan may be amended or terminated by the Board without stockholder approval unless stockholder approval of the amendment or termination is required under applicable law, regulations or NYSE requirements. No amendment may materially and adversely alter or impair any Awards that had been granted under the 2016 Equity Plan prior to the amendment without the impacted participant’s consent. The 2016 Equity Plan will terminate on the tenth anniversary of its effective date; however, when the 2016 Equity Plan terminates, any applicable terms will remain in effect for administration of any Awards outstanding at the time of the 2016 Equity Plan’s termination. Forfeiture Events; Clawback The Committee may specify in an Award agreement that the participant’s rights, payments and benefits with respect to an Award be subject to reduction, cancellation, forfeiture, clawback or recoupment upon the occurrence of certain specified events or as required by law, in addition to any otherwise applicable forfeiture provisions that apply to the Award. If a participant receives compensation pursuant to an Award under the 2016 Equity Plan based on financial statements that are subsequently required to be restated in a way that would decrease the value of such compensation, the participant will, to the extent not otherwise prohibited by law, upon the written request of the Company, forfeit and repay to the Company the difference between what the participant received and what the participant should have received based on the accounting restatement, in accordance with (i) the Company’s compensation recovery, “clawback” or similar policy, as may be in effect from time to time and (ii) any compensation recovery, “clawback” or similar policy made applicable by law including the provisions of Section 945 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules, regulations and requirements adopted thereunder by the SEC, the NYSE and/or any other national securities exchange on which the Company’s equity securities may be listed. FEDERAL INCOME TAX CONSEQUENCES The following is only a brief summary of the U.S. federal income tax consequences to a recipient and the Company of a stock incentive award, and does not discuss the effect of income tax law of any other jurisdiction (such as state income tax law) in which the recipient may reside. Options Options may be granted in the form of ISOs or NSOs. ISOs granted to employees are eligible for favorable federal income tax treatment that is provided under Section 422 of the Code if certain requirements are satisfied. An ISO must have an option price that is not less than the fair market value of the stock at the time the Option is granted (110% in the case of an ISO granted to a ten-percent stockholder), and must be exercisable within ten years from the date of grant (five years in the case of an ISO granted to a ten-percent stockholder). An employee granted an ISO or NSO generally does not realize compensation income for federal income tax purposes upon the grant of the Option. At the time of exercise of an ISO, no compensation income is realized by the holder of the Option other than tax preference income for purposes of the federal alternative minimum tax on individual income. If the Shares acquired on exercise of an ISO are held for at least two years after grant of the Option and one year after exercise, the excess of the amount realized on sale over the exercise price will be taxed as capital gain. If the Shares acquired on exercise of an ISO are disposed of within less than two years after grant or one year of exercise, the holder will realize taxable compensation income equal to the excess of the fair market value of the Shares on the date of exercise or the date of sale, whichever is less, over the option exercise price. Any additional amount realized will be taxed as capital gain. At the time of exercise of an NSO the holder of the Option will realize taxable compensation income in an amount of the spread between the exercise price of the Option and the fair market value of the Shares acquired on the date of exercise. The Company will be entitled to a federal income tax deduction at the time of exercise equal to the amount of compensation income that is realized by the holder of an Option. AT HOME GROUP INC. 2021 PROXY STATEMENT 82

PROPOSAL 4—AMENDMENT TO THE AMENDED AND RESTATED AT HOME GROUP INC. EQUITY INCENTIVE PLAN SARs At the time of settlement of a SAR the holder of the SAR will realize taxable compensation income in an amount equal to the spread between the base price of the SAR and the fair market value of the Shares acquired on the date of exercise. The Company will be entitled to a federal income tax deduction at the time of settlement equal to the amount of compensation income that is realized by the holder of the SAR. Restricted Stock and Performance-Based Restricted Stock Employees granted Restricted Stock or Performance-Based Restricted Stock under the 2016 Equity Plan generally recognize as taxable compensation income the fair market value of the Restricted Stock or Performance-Based Restricted Stock on the date the restrictions lapse unless the employee has elected to include the restricted award in income at the time of grant under Section 83(b) of the Code. The Company will be entitled to a federal income tax deduction at the time and in the amount of the compensation income that is recognized by the holder of the Restricted Stock or Performance-Based Restricted Stock. The Company will also be entitled to a federal income tax deduction with respect to any dividends paid to an employee during the restricted period equal to the amount of compensation income realized by the holder of the Restricted Stock or Performance-Based Restricted Stock in respect of such dividends (unless the employee has elected to include the restricted award in income when granted under Section 83(b) of the Code). RSUs, Performance Units and PSUs Employees granted RSUs, Performance Units or PSUs under the 2016 Equity Plan generally recognize as taxable compensation income the cash or the fair market value the Shares or other property paid upon settlement of the RSUs, Performance Units and PSUs. The Company will be entitled to a federal income tax deduction at the time of payment equal to the amount of compensation income realized by the holder of the RSUs, Performance Units or PSUs. The Company will also be entitled to a federal income tax deduction with respect to any dividend equivalents paid to an employee equal to the amount of compensation income realized by the holder of the RSUs, Performance Units or PSUs. Share Awards Share Awards are in the nature of Shares of the Company (as opposed to phantom stock). Employees granted Share Awards under the 2016 Equity Plan generally recognize as taxable compensation income the aggregate of fair market value of the Share Award on the date the Share Award is no longer subject to a substantial risk of forfeiture. The Company will be entitled to a federal income tax deduction at the time a Share Award is no longer subject to a substantial risk of forfeiture equal to the amount of compensation income realized by the holder of the Share Award. Excise Taxes Effects of a Change in Control on Options or other Awards, if any, may include accelerated vesting or lapse of restrictions with respect to Options or other Awards. Under certain circumstances, the accelerated vesting or lapse of restrictions with respect to Options or other Awards in connection with a Change in Control may be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, a participant may be subject to a 20% excise tax and we may be denied a tax deduction. Section 409A Section 409A of the Code generally imposes an additional 20% income tax, as well as interest and penalties, on recipients of deferred compensation that does not comply with Section 409A of the Code. “Deferred compensation” for this purpose generally consists of compensation to which an individual has a legally binding right in a taxable year and which is to be paid in a later taxable year. In addition to the taxes, interest and penalties, deferred compensation that does not comply with Section 409A of the Code may be required to be taken into income earlier than is intended. Awards under the 2016 Equity Plan are intended either not to be subject to Section 409A of the Code or to comply with Section 409A of the Code. If Awards under the 2016 Equity Plan are subject to Section 409A of the Code and do not comply with Section 409A of the Code, participants may be liable for the tax, interest and penalties imposed by the statute. AT HOME GROUP INC. 2021 PROXY STATEMENT 83

PROPOSAL 4—AMENDMENT TO THE AMENDED AND RESTATED AT HOME GROUP INC. EQUITY INCENTIVE PLAN SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS The following sets forth the aggregate information regarding our equity compensation plans in effect as of January 30, 2021: • 2012 Option Plan 2,039,672 10.33 29,333 • 2016 Equity Plan – Stock options 4,945,720 13.90 — – PSUs and RSUs(1) 1,247,787 — — 2016 Equity Plan Total 6,193,507 — 1,972,888 Total 8,233,179 12.86 2,002,221 (1) No exercise price is provided for the RSUs and PSUs because they are converted into common stock on a one-for-one basis at no additional cost. For purposes of this table, PSUs are assumed to be issuable at the maximum award amount. INTERESTS OF DIRECTORS AND EXECUTIVE OFFICERS; NEW PLAN BENEFITS Our officers, employees, non-employee directors and consultants are Eligible Individuals under the 2016 Equity Plan. Consequently, each current director and each current executive officer has a personal interest in the approval of the Amendment. However, the actual benefit and number of shares to be issued to our officers, employees, non-employee directors and consultants under the 2016 Equity Plan if the Amendment is approved cannot be determined at this time because Awards to be made under the 2016 Equity Plan have not been determined or granted and are not determinable using an objective formula. Furthermore, the additional benefits or amounts, if any, that would have been awarded to executive officers, non-executive officers, employees and directors during fiscal year 2021 if the Amendment had been in effect during such period are also not determinable. However, please refer to the section of this Proxy Statement entitled “Named Executive Officer Compensation Tables,” which provides information on the grants made in fiscal year 2021 to our named executive officers, and the section of this Proxy Statement entitled “Board Matters—Director Compensation,” which provides a description of grants made to our non-employee directors in fiscal year 2021. AT HOME GROUP INC. 2021 PROXY STATEMENT 84 Equity compensation plans not approved by security holders ——— Number of Securities Remaining Available for Number of Securities toWeighted-AverageFuture Issuance under Be Issued upon Exercise Exercise Price of Equity Compensation Plans of Outstanding Options, Outstanding Options, (Excluding Securities Warrants, and Rights Warrants, and Rights Reflected in Column (a)) (#) ($) (#) Plan Category(a) (b) (c) Equity compensation plans approved by security holders:

PROPOSAL 4—AMENDMENT TO THE AMENDED AND RESTATED AT HOME GROUP INC. EQUITY INCENTIVE PLAN PRIOR STOCK OPTION GRANTS UNDER THE 2016 EQUITY PLAN The following table sets forth the number of Shares subject to stock options granted under the 2016 Equity Plan from approval of such plan through the Record Date. Lewis L. Bird III Chairman and Chief Executive Officer 3,502,580 Jeffrey R. Knudson Chief Financial Officer 398,373 Peter S.G. Corsa Chief Operating Officer and President 975,268 Chad C. Stauffer Chief Merchandising Officer 346,283 Ashley F. Sheetz Chief Marketing Officer 260,805 All current executive officers as a group 5,483,309 All non-employee directors as a group 173,039 Each Associate of any director, executive officer or nominee — Each other current 5% holder or future 5% holder — All other employees (including all current officers who are not executive officers) as a group 1,561,535 (1) Excludes Shares underlying stock options for stock options granted that were subsequently cancelled or expired prior to exercise. The Board unanimously recommends that the stockholders vote “FOR” Proposal 4 to approve the proposed amendment to our 2016 Equity Plan. AT HOME GROUP INC. 2021 PROXY STATEMENT 85 Number of Shares Underlying Stock Options Granted (1) Name (#)

ADDITIONAL INFORMATION QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING Why am I receiving these materials? You are receiving these materials because at the close of business on the Record Date, you owned shares of the Company’s common stock. All stockholders of record on the Record Date, and beneficial owners on the Record Date holding a valid proxy for the Annual Meeting from their broker, bank or other nominee giving them the right to vote the shares, are entitled to attend and vote at the Annual Meeting. Each share of our common stock is entitled to vote at the Annual Meeting. As of the Record Date, we had 65,484,047 shares of common stock outstanding. With respect to each matter submitted for vote at the Annual Meeting, each share of common stock is entitled to one vote. What votes need to be present to hold the Annual Meeting? The presence at the Annual Meeting, by means of remote communication or by proxy, of stockholders holding a majority of the shares entitled to vote outstanding on the Record Date will constitute a quorum for all purposes. Proxies marked with abstentions or instructions to withhold votes, as well as broker non-votes (defined below), will be counted as present in determining whether or not there is a quorum. By a vote of the shares present, even if less than a quorum, the meeting may be adjourned to another place and time for a period not exceeding 30 days in any one case. What is the difference between holding shares as a stockholder of record and as a beneficial owner? If your shares are registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the “stockholder of record” with respect to those shares and the applicable proxy materials are being sent directly to you. If your shares are held with a broker, bank or other nominee, you are considered the “beneficial owner” with respect to those shares. The proxy materials will be forwarded to you by your broker, bank or other holder of record who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares. Your broker, bank or nominee has enclosed voting instructions for you to use in directing the broker, bank or nominee on how to vote your shares. AT HOME GROUP INC. 2021 PROXY STATEMENT 86

ADDITIONAL INFORMATION How do I vote if I am a stockholder of record? As a stockholder of record, you may vote your shares in any one of the following ways: MEETING Visit the website listed on your Notice of Internet Availability of Proxy Materials or, if you requested a printed copy of the proxy materials, Call the telephone number listed on your Notice of Internet Availability of Proxy Materials or, if you requested a printed copy of the proxy Sign, date and return your Attend the Annual Meeting through the Internet and vote electronically during the proxy card or voting instruction form in the enclosed envelope if you requested a printed copy of the proxy materials. Annual Meeting. Have available the information that is printed in the box marked by the arrow provided in your Notice of Internet Availability of Proxy Materials or, if you requested a printed copy of the proxy materials, proxy card or voting instruction form in hand when you access the website and follow the instructions to vote during the Annual Meeting. proxy card or voting materials, proxy card voting instruction form. or instruction form. If you do not have any of these materials and are a stockholder of record, you may contact us by telephone at 972-265-6137 to request a proxy card (which will include your control number) to be mailed to your address on record or an e-mail with your control number to be sent to your e-mail address on record. Whether or not you plan to attend the Annual Meeting, we urge you to vote. Voting on the Internet or by telephone, or returning the proxy card, will not affect your right to attend the Annual Meeting and cast your vote electronically at the Annual Meeting. How do I vote if I am a beneficial owner? As a beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the instructions that your broker, bank or other nominee sent to you. You will receive voting instructions for each account that you have with a broker, bank or other nominee. Please instruct your broker, bank or other nominee how to vote your shares using the voting instruction form you received from them. Please return your completed voting instruction form to your broker, bank or other nominee and contact the person responsible for your account so that your vote can be counted. If your broker, bank or other nominee permits you to provide voting instructions through the Internet or by telephone, you may vote that way as well. As a beneficial owner, if you wish to change the directions that you have provided to your broker, bank or other nominee, you should follow the instructions that your broker, bank or other nominee sent to you. If you do not direct your broker, bank or other nominee how to vote your shares, the broker, bank or other nominee will determine if it has the discretionary authority to vote on each applicable matter. Under applicable law, if you are a beneficial owner, your broker, bank or other nominee only has discretion to vote on certain “routine” matters without your voting instructions. The proposal to ratify the appointment of Ernst & Young as our independent registered public accounting firm is considered a routine matter. For all other matters at the Annual Meeting, your broker, bank or other nominee will be unable to vote on your behalf if you do not instruct them how to vote your shares and, if you do not provide voting instructions, your shares will be considered “broker non-votes.” Therefore, it is very important for you to vote your shares for each proposal. What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form? If you receive more than one Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form, it means that you have multiple accounts with banks, brokers, other nominees and/or our transfer agent. Please take action with respect to each Notice of Internet Availability of Proxy Materials, proxy card and voting instruction form that you receive. AT HOME GROUP INC. 2021 PROXY STATEMENT 87 DURING THE VIRTUAL BY MAIL BY TELEPHONE THROUGH THE INTERNET

ADDITIONAL INFORMATION How can I access the Company’s proxy materials? You may access this Proxy Statement and our Annual Report on-line at investor.athome.com or at www.proxyvote.com. If you would like to receive additional paper copies without charge, we will send copies to you if you contact us at: 1600 East Plano Parkway Plano, Texas 75074 Attention: Corporate Secretary By telephone at 972-265-6137 You can elect to receive future proxy materials by e-mail at no charge by voting using the Internet and, when prompted, indicating you agree to receive or access stockholder communications electronically in future years. How can I attend the Annual Meeting? The Annual Meeting will be a virtual-only meeting conducted by live webcast. You can attend the virtual Annual Meeting, vote your shares electronically during the Annual Meeting and submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/HOME2021. You will not be able to attend the Annual Meeting in person. The live webcast of the Annual Meeting will begin promptly at 2:30 p.m. (Central Time) on Wednesday, June 16, 2021. We recommend that you log in at least 15 minutes before the Annual Meeting to ensure ample time to complete the check-in procedures. Only stockholders of record as of the close of business on the Record Date, their properly designated proxies and guests of the Company may attend the Annual Meeting. To view or participate in the Annual Meeting, you will need the 16-digit control number that is printed in the box marked by the arrow on your Notice of Internet Availability of Proxy Materials or proxy card (if you received a printed copy of the proxy materials). If your shares are held in street name and you did not receive a 16-digit control number, you may be able to gain access to and vote at the Annual Meeting by logging into your bank or brokerage firm’s website and selecting the stockholder communications mailbox to access the meeting. Instructions should also be provided on the voting instruction form provided by your bank or brokerage firm. We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website, please call the technical support number that will be posted on the Annual Meeting log-in page. We will answer any timely submitted and relevant questions on a matter to be voted on at the Annual Meeting before voting is closed on the matter. Following adjournment of the formal business of the Annual Meeting, we will address appropriate general questions from stockholders regarding the Company as time allows. Questions relating to stockholder proposals or the Company may be submitted in the field provided in the web portal at or before the time the questions are to be discussed. If we receive substantially similar questions, we may group those questions together and provide a single response to avoid repetition. You do not need to attend the Annual Meeting to vote. Even if you plan to attend the Annual Meeting, please submit your vote in advance as instructed in this Proxy Statement. What can I do if I change my mind after I vote? If you are a stockholder of record, you may change your voting instructions and revoke your proxy before it is exercised by doing any one of the following: • • • Timely written notice of revocation to our Corporate Secretary at 1600 East Plano Parkway, Plano, Texas 75074. A timely later-dated vote by telephone or on the Internet or timely delivery of a valid, later-dated proxy. Attending the Annual Meeting and voting electronically. Only the latest validly executed proxy that you submit will be counted. Your attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you vote electronically at the Annual Meeting. If you are a beneficial owner of shares but not the stockholder of record, you may submit new voting instructions by contacting your broker, bank or other nominee. All shares that have been properly voted and not revoked will be voted at the Annual Meeting. AT HOME GROUP INC. 2021 PROXY STATEMENT 88

ADDITIONAL INFORMATION What matters am I voting on, how may I vote on each matter and how does the Board recommend that I vote on each matter? The following table sets forth each of the proposals you are being asked to vote on, how you may vote on each proposal and how the Board recommends that you vote on each proposal. 1 Election of Class II Directors • FOR the election of all Class II director nominees named in this Proxy Statement The Board recommends that you vote FOR all Class II director nominees • WITHHOLD authority to vote for all such Class II director nominees or • FOR the election of all such Class II director nominees other than any nominees with respect to whom the authority to vote is specifically withheld by indicating in the space provided on the proxy 2 • FOR or AGAINST the advisory approval of the compensation of our named executive officers or Advisory Vote on Named Executive Officer Compensation The Board recommends that you vote FOR the advisory approval of the compensation of our named executive officers • you may indicate that you wish to ABSTAIN from voting on the matter 3 • FOR or AGAINST the ratification of the appointment of Ernst & Young as our independent registered public accounting firm for our fiscal year ending January 29, 2022 or • you may indicate that you wish to ABSTAIN from voting on the matter Ratification of Appointment of our Independent Registered Public Accounting Firm The Board recommends that you vote FOR the ratification of the appointment of Ernst & Young as our independent registered public accounting firm for our fiscal year ending January 29, 2022 4 Approval of Amendment to the 2016 Equity Plan • FOR or AGAINST the adoption of the amendment to our 2016 Equity Plan • you may indicate that you wish to ABSTAIN from voting on the matter The Board recommends that you vote FOR the amendment to our 2016 Equity Plan AT HOME GROUP INC. 2021 PROXY STATEMENT 89 How does the Board Proposal How may I vote? recommend that I vote?

ADDITIONAL INFORMATION What is the voting requirement to approve each of the proposals? 1 Election of Class II Directors Plurality of the votes cast that are entitled to vote* For the director nominee(s) Against the director nominee(s) — Not a vote cast 2 Advisory Vote on Named Executive Officer Compensation Majority of the voting power present that are entitled to vote For the proposal Against the proposal Against the proposal Not entitled to vote 3 Ratification of Appointment of our Independent Registered Public Accounting Firm Majority of the voting power present that are entitled to vote For the proposal Against the proposal Against the proposal — 4 Approval of Amendment to the 2016 Equity Plan Majority of the voting power present that are entitled to vote** For the proposal Against the proposal Against the proposal Not entitled to vote * Notwithstanding that directors will be elected by a plurality of votes cast, if any director nominee receives a greater number of votes “withheld” than “for” his or her election, our majority voting policy requires such director to promptly tender his or her resignation. The Board, upon recommendation of the Nominating and Corporate Governance Committee, will determine whether to accept such resignation offer. ** NYSE rules provide that the minimum vote that constitutes approval is approval by a majority of votes cast, including abstentions (that is, the number of votes cast in favor of the proposal must exceed the aggregate of votes cast against the proposal plus abstentions). This standard does not change the treatment of abstentions or broker non-votes described above for Proposal 4. Although the advisory votes in Proposals 2 and 3 are not binding, the Board and its respective committees will take your vote into consideration in determining future activities. Who will count the votes and where can I find the voting results? The Inspector of Elections appointed at the Annual Meeting will tabulate the voting results. We intend to disclose the final voting results in a current report on Form 8-K within four business days of the Annual Meeting. To the extent final voting results are not then available, we will report preliminary voting results in a current report on Form 8-K within four business days of the Annual Meeting and report the final voting results in a current report on Form 8-K as soon as they are available. Who will pay the costs of soliciting these proxies? We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card, and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokers and other nominees holding shares of voting stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of voting stock for their reasonable costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies may be supplemented by electronic means, mail, facsimile, telephone, or personal solicitation by our directors, officers or other employees. We have retained the services of D.F. King & Co., Inc. to assist us in the solicitation of proxies for a fee of $15,000 plus out of pocket expenses. No additional compensation will be paid to our directors, officers or other employees for such services. Are you “householding” for stockholders sharing the same address? The SEC’s rules permit us to deliver a single copy of the Proxy Statement and Annual Report, to an address that two or more stockholders share. This method of delivery is referred to as “householding” and can significantly reduce our printing and mailing costs and the volume of mail you receive. AT HOME GROUP INC. 2021 PROXY STATEMENT 90 Vote Impact Withhold/Broker Proposal Required Vote For AgainstAbstain Non-Votes

ADDITIONAL INFORMATION We will promptly send a separate set of this Proxy Statement and our Annual Report to you if you contact us at: 1600 East Plano Parkway Plano, Texas 75074 Attention: Corporate Secretary 972-265-6137 If you and other residents at your address receive multiple copies of this Proxy Statement and our Annual Report, and desire to receive only a single copy of these materials in the future or received a single copy of this Proxy Statement and our Annual Report, and desire to receive a separate copy in the future, you may contact your broker, bank or other nominee or contact us at the above address or telephone number. Whom should I call if I have any questions? If you have any questions about the Annual Meeting, please contact us by telephone at 972-265-6137. If you have any questions about your ownership of Company voting stock, please contact our transfer agent at: American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 Telephone: (800) 937-5449 Website Address: https://www.astfinancial.com/ DELINQUENT SECTION 16(a) REPORTS Section 16(a) of the Exchange Act requires our executive officers and directors and each person who owns more than 10% of our outstanding common stock to file reports of their stock ownership and changes in their ownership of our common stock with the SEC and the NYSE. Based solely on our review of such filed reports and representations from our directors and executive officers that no other reports were required, to our knowledge all of our executive officers and directors, and other persons who owned more than 10% of our outstanding common stock, fully complied with the reporting requirements of Section 16(a) during fiscal year 2021, except that each of Jeffrey Knudson and Chad Stauffer and filed a late Form 4 to report one transaction each in which shares were withheld to satisfy tax obligations upon the vesting of RSUs. PRESENTATION OF STOCKHOLDER PROPOSALS AND NOMINATIONS AT 2022 ANNUAL MEETING Stockholders who wish to nominate persons for election to the Board or propose other matters to be considered at our 2022 annual meeting of stockholders must provide us advance notice of the director nomination or stockholder proposal, as well as the information specified in our Bylaws, no earlier than February 16, 2022 and no later than March 18, 2022. Stockholders are advised to review our Bylaws, which contain the requirements for advance notice of director nominations and stockholder proposals. Notice of director nominations and stockholder proposals must be mailed to: At Home Group Inc., Attention: Corporate Secretary, 1600 East Plano Parkway, Plano, Texas 75074. The requirements for advance notice of stockholder proposals under our Bylaws do not apply to proposals properly submitted under Rule 14a-8 under the Exchange Act. We reserve the right to reject, rule out of order or take other appropriate action with respect to any director nomination or stockholder proposal that does not comply with our Bylaws and other applicable requirements. January 4, 2022 is the deadline for stockholders to submit proposals to be included in our proxy statement for our 2022 annual meeting of stockholders under Rule 14a-8 under the Exchange Act. However, if the date of the 2022 annual meeting AT HOME GROUP INC. 2021 PROXY STATEMENT 91

ADDITIONAL INFORMATION of stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2022 annual meeting of stockholders. Proposals by stockholders must comply with all requirements of applicable rules of the SEC, including Rule 14a-8, and be mailed to our Corporate Secretary at 1600 East Plano Parkway, Plano, Texas 75074. Submitting a stockholder proposal does not guarantee that we will include it in the Company’s proxy statement. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8 and other applicable requirements. ACCESS TO REPORTS AND OTHER INFORMATION We file or furnish our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, Proxy Statements and other documents electronically with the SEC under the Exchange Act. You may obtain such reports from the SEC’s website at www.sec.gov. Our website is www.athome.com. Our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, Proxy Statements and other documents filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act are available on our website as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. Our Corporate Governance Guidelines, Code of Business Principles and Board committee charters are also available on our website. We will provide, free of charge, a copy of any of our corporate documents listed above upon written request to our Corporate Secretary at 1600 East Plano Parkway, Plano, Texas 75074. FORWARD-LOOKING STATEMENTS This Proxy Statement contains forward-looking statements made pursuant to and within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. You can generally identify forward-looking statements by our use of forward-looking terminology such as “anticipate”, “are confident”, “assume”, “believe”, “continue”, “could”, “estimate”, “expect”, “intend”, “look ahead”, “look forward”, “may”, “might”, “on track”, “outlook”, “plan”, “potential”, “predict”, “reaffirm”, “seek”, “should”, “trend”, “will”, or “vision”, or the negative thereof or comparable terminology regarding future events or conditions. In particular, forward-looking statements in this Proxy Statement include, without limitation, statements about the impacts of COVID-19, our executive compensation program for fiscal year 2022, and revisions to and the execution of At Home’s business strategy, and other statements regarding our expectations, beliefs, plans, strategies, objectives, prospects, assumptions, or future events or performance. Such forward-looking statements are based on our current believe and expectations, which we believe are reasonable. However, forward-looking statements are subject to significant known and unknown risks and uncertainties that may cause actual results, performance or achievements in future periods to differ materially from those assumed, projected or contemplated in the forward-looking statements, and information about such are described in “Item 1A. Risk Factors” of our Annual Report on Form 10-K and subsequent reports we file with the SEC. You are cautioned not to place undue reliance on such forward-looking statements included herein, which speaks only as of the date hereof or of the date otherwise specified herein. Except as required by law, we do not undertake any obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements, whether as a result of new information, future events or otherwise. LIST OF COMPANY STOCKHOLDERS A list of our stockholders as of the Record Date will be available for inspection at our corporate headquarters during ordinary business hours throughout the 10-day period prior to the Annual Meeting. The list of stockholders will also be available for such examination available during the meeting by following the instructions available on the meeting website. AT HOME GROUP INC. 2021 PROXY STATEMENT 92

ADDITIONAL INFORMATION AVAILABILITY OF FISCAL YEAR 2021 ANNUAL REPORT TO STOCKHOLDERS The Annual Report, including financial statements for the year ended January 30, 2021 audited by Ernst & Young is being furnished with this Proxy Statement through the Internet, by e-mail or by paper delivery. See “Questions and Answers about the Proxy Materials and the Annual Meeting — How can I access the Company’s proxy materials?” for further information. We urge you to vote promptly to ensure that your shares are represented at the Annual Meeting. By Order of the Board of Directors, Mary Jane Broussard, Chief Administrative Officer, General Counsel & Corporate Secretary Plano, Texas May 4, 2021 AT HOME GROUP INC. 2021 PROXY STATEMENT 93

APPENDIX A SECOND AMENDMENT TO THE AMENDED AND RESTATED AT HOME GROUP INC. EQUITY INCENTIVE PLAN ADOPTED BY THE BOARD OF DIRECTORS: MARCH 31, 2021 APPROVED BY STOCKHOLDERS: , 2021 The Amended and Restated At Home Group Inc. Equity Incentive Plan (as amended, the “Plan”) is amended by this Second Amendment (this “Second Amendment”) in the following respects, effective from and after the date this Second Amendment is approved by the stockholders of At Home Group Inc., in accordance with Section 15 of the Plan, which will be referred to as the “Restatement Date” in the Plan. Following the Restatement Date, any reference to the “Plan” shall mean the Plan, as further amended by this Second Amendment. All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Plan. 1. 2. Section 2.7(a) of the Plan is amended by replacing the reference to “Section 2.6(a)” with “Section 2.7(a)”. Section 2.52 of the Plan is hereby amended by the addition of the following at the end of such Section 2.52: “For purposes of the settlement of any amounts deemed to be “nonqualified deferred compensation” under Section 409A upon a Termination, the terms “Termination,” “Terminated” and “Terminates” shall mean a Termination of such Participant that constitutes a “separation from service” within the meaning of Section 409A.” Section 4.1(ii) of the Plan is hereby amended by replacing the reference to “7,218,053” with “10,468,053.” 3. 4. The Plan is hereby amended by the addition of the following new Section 4.4: ‘Minimum Vesting Requirements. Notwithstanding any other provision of the Plan (including without limitation Sections 5.4, 6.3, 8.1(b), 8.2(a), 9.1(c), 9.2(b), and 10), from and after the Restatement Date, each Award shall have a minimum vesting period of one year from the date of grant of such Award; provided that, Awards with respect to up to five percent (5%) in the aggregate of the total Shares authorized to be issued under the Plan as new Awards as of the Restatement Date and thereafter, including any additional shares approved by stockholders thereafter through the termination of the 2016 Equity Plan, may have a vesting period of less than one year; further, provided, that this Section 4.3 shall not have any effect on the provisions set forth in Section 13.” The Plan is hereby amended by the addition of the following new Section 4.5: 5. “No Dividend Equivalent Rights or Dividends Payable for Unvested Award. Notwithstanding any other provision of the Plan (including without limitation Sections 7, 8.1(a), 8.1(d), 8.2(a), 9.2(c) and 10), from and after the Restatement Date, no Dividend Equivalent Right shall provide for any payment on any Award or portion of an Award that is not vested and no Award shall otherwise provide for payment of dividends on any Award or portion of an Award that is not vested. Notwithstanding any other provision of the Plan (including without limitation Sections 8.2(a) and 9.2(a)), from and after the Restatement Date, all distributions, if any, received by a Participant with respect to Restricted Stock and Performance-Based Restricted Stock as a result of any share split, share dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Award.” Section 5.4 of the Plan is hereby amended by deleting “; provided that no Award granted to an Employee that vests 6. solely based on the performance of services shall have a vesting period of less than one year.” Section 9.3(b) of the Plan is hereby amended by replacing references to “Performance Period” with “Performance 7. Cycle”. This Second Amendment shall be and is hereby incorporated into and forms a part of the Plan. Except as expressly provided herein, all terms and conditions of the Plan shall remain in full force and effect. Awards outstanding immediately prior to the adoption of the Second Amendment will remain subject in all respects to the terms and conditions set forth in the Plan prior to the Restatement Date, and such Awards will not be amended or modified in any way by the amendments made in this Second Amendment. 8. AT HOME GROUP INC. 2021 PROXY STATEMENT A-1

APPENDIX B AMENDED AND RESTATED AT HOME GROUP INC. EQUITY INCENTIVE PLAN (ADOPTED AS OF JULY 22, 2016) 1. Purpose The purpose of the Plan is to assist the Company with attracting, retaining, incentivizing and motivating officers and employees of, consultants to, and non-employee directors providing services to, the Company and its Subsidiaries and Affiliates and to promote the success of the Company’s business by providing such participating individuals with a proprietary interest in the performance of the Company. The Company believes that this incentive program will cause participating officers, employees, consultants and non-employee directors to increase their interest in the welfare of the Company, its Subsidiaries and Affiliates and to align those interests with those of the stockholders of the Company, its Subsidiaries and Affiliates. 2. Definitions. For purposes of the Plan: 2.1. “Adjustment Event” shall have the meaning ascribed to such term in Section 12.1. 2.2. “Affiliate” shall mean with respect to any entity, any entity that the Company, either directly or indirectly through one or more intermediaries, is in common control with, is controlled by or controls, each within the meaning of the Securities Act. 2.3. “Award” means, individually or collectively, a grant of an Option, Restricted Stock, a Restricted Stock Unit, a Stock Appreciation Right, a Performance Award, a Dividend Equivalent Right, a Share Award or any or all of them. 2.4. “Award Agreement” means a written or electronic agreement between the Company and a Participant evidencing the grant of an Award and setting forth the terms and conditions thereof. 2.5. “Board” means the Board of Directors of the Company. 2.6. “Cause” shall mean (a) if a Participant is a party to an employment or a severance agreement with the Company or one of the Subsidiaries in which “Cause” is defined, the occurrence of any circumstances defined as “Cause” in such employment or severance agreement, or (b) if a Participant is not a party to an employment or severance agreement with the Company or one of the Subsidiaries in which “Cause” is defined, (i) the Participant’s indictment for, or conviction or entry of a plea of guilty or nolo contendere to (A) any felony or (B) any crime (whether or not a felony) involving moral turpitude, fraud, theft, breach of trust or other similar acts, whether under the laws of the United States or any state thereof or any similar foreign law to which the Participant may be subject, (ii) the Participant’s being or having been engaged in conduct constituting breach of fiduciary duty, willful misconduct or gross negligence relating to the Company or any of the Subsidiaries or the performance of the Participant’s duties, (iii) the Participant’s willful failure to (A) follow a reasonable and lawful directive of the Company or of the Subsidiary at which he or she is employed or provides services, or the Board or (B) comply with any written rules, regulations, policies or procedures of the Company or a Subsidiary at which he or she is employed or to which he or she provides services which, if not complied with, would reasonably be expected to have more than a de minimis adverse effect on the business or financial condition of the Company, (iv) the Participant’s violation of his or her employment, consulting, separation or similar agreement with the Company or any non-disclosure, non-solicitation or non-competition covenant in any other agreement to which the Participant is subject or (v) the Participant’s deliberate and continued failure to perform his or her material duties to the Company or any of the Subsidiaries. 2.7. “Change in Control” means the occurrence of any of the following: (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the “Voting Securities”) by any Person, immediately after which such Person first acquires “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the combined voting power of the AT HOME GROUP INC. 2021 PROXY STATEMENT B-1

APPENDIX B—AMENDED AND RESTATED AT HOME GROUP INC. EQUITY INCENTIVE PLAN Company’s then-outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred pursuant to this Section 2.6(a), the acquisition of Voting Securities in a Non-Control Acquisition (as hereinafter defined) shall not constitute a Change in Control. A “Non-Control Acquisition” shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person the majority of the voting power, voting equity securities or equity interest of which is owned, directly or indirectly, by the Company (for purposes of this definition, a “Related Entity”), (ii) the Company or any Related Entity or (iii) any Person in connection with a Non-Control Transaction (as hereinafter defined); (b) The individuals who, as of the effective date of this Plan are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the election, or nomination for election by the Company’s common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Proxy Contest; (c) The consummation of: (i) A merger, consolidation or reorganization (x) with or into the Company or (y) in which securities of the Company are issued (a “Merger”), unless such Merger is a Non-Control Transaction. A “Non-Control Transaction” shall mean a Merger in which: (A) the stockholders of the Company immediately before such Merger own directly or indirectly immediately following such Merger at least a majority of the combined voting power of the outstanding voting securities of (1) the corporation resulting from such Merger (the “Surviving Corporation”), if fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Surviving Corporation is not Beneficially Owned, directly or indirectly, by another Person (a “Parent Corporation”), or (2) if there is one or more than one Parent Corporation, the ultimate Parent Corporation; (B) the individuals who were members of the Board immediately prior to the execution of the agreement providing for such Merger constitute at least a majority of the members of the board of directors of (1) the Surviving Corporation, if there is no Parent Corporation, or (2) if there is one or more than one Parent Corporation, the ultimate Parent Corporation; and (C) no Person other than (1) the Company or another corporation that is a party to the agreement of Merger, (2) any Related Entity, (3) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to the Merger, was maintained by the Company or any Related Entity or (4) any Person who, immediately prior to the Merger, had Beneficial Ownership of Voting Securities representing more than fifty percent (50%) of the combined voting power of the Company’s then-outstanding Voting Securities, has Beneficial Ownership, directly or indirectly, of fifty percent (50%) or more of the combined voting power of the outstanding voting securities of (x) the Surviving Corporation, if there is no Parent Corporation, or (y) if there is one or more than one Parent Corporation, the ultimate Parent Corporation; (ii) A complete liquidation or dissolution of the Company; or (iii) The sale or other disposition of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole to any Person (other than (x) a transfer to a Related Entity or (y) the distribution to the Company’s stockholders of the stock of a Related Entity or any other assets). Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the then outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person; provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company and, after such acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional AT HOME GROUP INC. 2021 PROXY STATEMENT B-2

APPENDIX B—AMENDED AND RESTATED AT HOME GROUP INC. EQUITY INCENTIVE PLAN Voting Securities and such Beneficial Ownership increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur. 2.8. “Code” means the Internal Revenue Code of 1986, as amended. 2.9. “Committee” means the Committee which administers the Plan as provided in Section 3. 2.10. “Company” means At Home Group Inc., a Delaware corporation, or any successor thereto. 2.11. “Consultant” means any consultant or advisor, other than an Employee or Director, who is a natural person and who renders services to the Company or a Subsidiary that (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company’s securities. 2.12. “Corporate Transaction” means (a) a merger, consolidation, reorganization, recapitalization or other transaction or event having a similar effect on the Company’s capital stock or (b) a liquidation or dissolution of the Company. For the avoidance of doubt, a Corporate Transaction may be a transaction that is also a Change in Control. 2.13. “Covered Employee” means, for any Performance Cycle: (a) An Employee who: (i) as of the beginning of the Performance Cycle is an officer subject to Section 16 of the Exchange Act, and (ii) prior to determining Performance Objectives for the Performance Cycle pursuant to Section 9, the Committee designates as a Covered Employee for that Performance Cycle; provided that, if the Committee does not make the designation in clause (ii) for a Performance Cycle, all Employees described in clause (i) shall be deemed to be Covered Employees for purposes of this Plan, and (b) any other Employee that the Committee designates as a Covered Employee for that Performance Cycle. 2.14. “Director” means a member of the Board. 2.15. “Disability” means, with respect to a Participant, a permanent and total disability as defined in Code Section 22(e)(3). A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Participant shall submit to any reasonable examination(s) required by such physician upon request. Notwithstanding the foregoing provisions of this Section 2.15, in the event any Award is considered to be “deferred compensation” as that term is defined under Section 409A and the terms of the Award are such that the definition of “disability” is required to comply with the requirements of Section 409A then, in lieu of the foregoing definition, the definition of “Disability” for purposes of such Award shall mean, with respect to a Participant, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months. 2.16. “Division” means any of the operating units or divisions of the Company designated as a Division by the Committee. 2.17. “Dividend Equivalent Right” means a right to receive cash or Shares based on the value of dividends that are paid with respect to Shares. 2.18. “Effective Date” means the date of the Plan’s approval by the Board, subject to the approval of the Company’s stockholders. 2.19. “Eligible Individual” means any Employee, Director or Consultant. 2.20. “Employee” means any individual performing services for the Company or a Subsidiary and designated as an employee of the Company or the Subsidiary on its payroll records. An Employee shall not include any individual during any AT HOME GROUP INC. 2021 PROXY STATEMENT B-3

APPENDIX B—AMENDED AND RESTATED AT HOME GROUP INC. EQUITY INCENTIVE PLAN period he or she is classified or treated by the Company or Subsidiary as an independent contractor, a consultant or an employee of an employment, consulting or temporary agency or any other entity other than the Company or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified, as a common-law employee of the Company or Subsidiary during such period. An individual shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or any Subsidiary, or between the Company and any Subsidiaries. 2.21. “Exchange Act” means the Securities Exchange Act of 1934, as amended. 2.22. “Fair Market Value” on any date means: (a) if the Shares are listed for trading on a national securities exchange, the closing price at the close of the primary trading session of the Shares on the date of determination on the principal national securities exchange on which the common stock is listed or admitted to trading as officially quoted in the consolidated tape of transactions on such exchange or such other source as the Committee deems reliable for the applicable date, or if there has been no such closing price of the Shares on such date, on the next preceding date on which there was such a closing price; (b) if the Shares are not listed for trading on a national securities exchange, the fair market value of the Shares as determined in good faith by the Committee, and, if applicable, in accordance with Sections 409A and 422 of the Code. Notwithstanding the foregoing, with respect to Awards granted in connection with an Initial Public Offering, if any, unless the Committee determines otherwise, Fair Market Value shall mean the price at which Shares are offered to the public by the underwriters in the Initial Public Offering. 2.23. “Incentive Stock Option” means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option. 2.24. “Initial Public Offering” means the consummation of the first public offering of Shares pursuant to a registration statement (other than a Form S-8 or successor forms) filed with, and declared effective by, the United States Securities and Exchange Commission. 2.25. “Nonemployee Director” means a Director of the Board who is a “nonemployee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act. “Nonqualified Stock Option” means an Option which is not an Incentive Stock Option. 2.26. 2.27. “Option” means a Nonqualified Stock Option or an Incentive Stock Option. 2.28. “Option Price” means the price at which a Share may be purchased pursuant to an Option. 2.29. “Outside Director” means a Director of the Board who is an “outside director” within the meaning of Section 162(m). 2.30. “Parent” means any corporation which is a “parent corporation” (within the meaning of Section 424(e) of the Code) with respect to the Company. 2.31. “Participant” means an Eligible Individual to whom an Award has been granted under the Plan. 2.32. “Performance Awards” means Performance Share Units, Performance Units, Performance-Based Restricted Stock or any or all of them. 2.33. “Performance-Based Compensation” means any Award that, pursuant to Section 14.3, is intended to constitute “performance based compensation” within the meaning of Section 162(m). 2.34. “Performance-Based Restricted Stock” means Shares issued or transferred to an Eligible Individual under Section 9.2. AT HOME GROUP INC. 2021 PROXY STATEMENT B-4

APPENDIX B—AMENDED AND RESTATED AT HOME GROUP INC. EQUITY INCENTIVE PLAN 2.35. “Performance Cycle” means the time period specified by the Committee at the time Performance Awards are granted during which the performance of the Company, a Subsidiary or a Division will be measured. 2.36. “Performance Objectives” means the objectives set forth in Section 9.3 for the purpose of determining, either alone or together with other conditions, the degree of payout and/or vesting of Performance Awards. 2.37. “Performance Share Units” means Performance Share Units granted to an Eligible Individual under Section 9.1(b). 2.38. “Performance Units” means Performance Units granted to an Eligible Individual under Section 9.1(a). 2.39. “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) of the Exchange Act. 2.40. “Plan” means this Amended and Restated At Home Group Inc. 2016 Equity Incentive Plan, as amended from time to time. 2.41. “Plan Termination Date” means the date that is ten (10) years after the Effective Date, unless the Plan is earlier terminated by the Board pursuant to Section 15 hereof. 2.42. “Restricted Stock” means Shares issued or transferred to an Eligible Individual pursuant to Section 8.1. 2.43. “Restricted Stock Units” means rights granted to an Eligible Individual under Section 8.2 representing a number of hypothetical Shares. 2.44. “Section 162(m)” means Section 162(m) of Code, and all regulations, guidance, and other interpretative authority issued thereunder. 2.45. “Section 409A” means Section 409A of Code, and all regulations, guidance, and other interpretative authority issued thereunder. 2.46. “Securities Act” means the Securities Act of 1933, as amended. 2.47. “Share Award” means an Award of Shares granted pursuant to Section 10. 2.48. “Shares” means the common stock, par value $0.01 per share, of the Company and any other securities into which such shares are changed or for which such shares are exchanged. 2.49. “Stock Appreciation Right” means a right to receive all or some portion of the increase, if any, in the value of the Shares as provided in Section 6 hereof. 2.50. “Subsidiary” means (a) except as provided in subsection (b) below, any corporation which is a subsidiary corporation within the meaning of Section 424(f) of the Code with respect to the Company and (b) in relation to the eligibility to receive Awards other than Incentive Stock Options and continued employment or the provision of services for purposes of Awards (unless the Committee determines otherwise), any entity, whether or not incorporated, in which the Company directly or indirectly owns at least twenty-five percent (25%) of the outstanding equity or other ownership interests. 2.51. “Ten-Percent Shareholder” means an Eligible Individual who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, a Parent or a Subsidiary. 2.52. “Termination”, “Terminated” or “Terminates” shall mean (a) with respect to a Participant who is an Employee, the date such Participant ceases to be employed by the Company and its Subsidiaries, (b) with respect to a Participant who is a Consultant, the date such Participant ceases to provide services to the Company and its Subsidiaries or (c) with respect to a Participant who is a Director, the date such Participant ceases to be a Director, in each case, for any reason whatsoever (including by reason of death, Disability or adjudicated incompetency). Unless otherwise set forth in an Award Agreement, (a) AT HOME GROUP INC. 2021 PROXY STATEMENT B-5

APPENDIX B—AMENDED AND RESTATED AT HOME GROUP INC. EQUITY INCENTIVE PLAN if a Participant is both an Employee and a Director and terminates as an Employee but remains as a Director, the Participant will be deemed to have continued in employment without interruption and shall be deemed to have Terminated upon ceasing to be a Director and (b) if a Participant who is an Employee or a Director ceases to provide services in such capacity and becomes a Consultant, the Participant will thereupon be deemed to have been Terminated. 2.53. Transition Period” means the period beginning with an Initial Public Offering and ending as of the earlier of: (a) the date of the first annual meeting of stockholders of the Company at which Directors are to be elected that occurs after the close of the third calendar year following the calendar year in which the Initial Public Offering occurs and (b) the expiration of the “reliance period” under Treasury Regulation Section 1.162-27(f)(2). 3. Administration. 3.1. Committee. The Plan shall be administered by a Committee appointed by the Board. The Committee shall consist of at least two (2) Directors of the Board and may consist of the entire Board; provided, however, that (a) if the Committee consists of less than the entire Board, then, with respect to any Award granted to an Eligible Individual who is subject to Section 16 of the Exchange Act, the Committee shall consist of at least two (2) Directors of the Board, each of whom shall be a Nonemployee Director and (b) to the extent necessary for any Award intended to qualify as Performance-Based Compensation to so qualify, the Committee shall consist of at least two (2) Directors of the Board, each of whom shall be an Outside Director. For purposes of the preceding sentence, if one or more members of the Committee is not a Nonemployee Director or an Outside Director but recuses himself or herself or abstains from voting with respect to a particular action taken by the Committee, then the Committee, with respect to that action, shall be deemed to consist only of the members of the Committee who have not recused themselves or abstained from voting. The acts of a majority of the total membership of the Committee at any meeting, or the acts approved in writing by all of its members, shall be the acts of the Committee. All decisions and determinations by the Committee in the exercise of its powers hereunder shall be final, binding and conclusive upon the Company, its Subsidiaries, the Participants and all other Persons having any interest therein. “Award” means, individually or collectively, a grant of an Option, Restricted Stock, a Restricted Stock Unit, a Stock Appreciation Right, a Performance Award, a Dividend Equivalent Right, a Share Award or any or all of them. 3.2. Board Reservation and Delegation. (a) Except to the extent necessary for any Award intended to qualify as Performance-Based Compensation to so qualify, the Board may, in its discretion, reserve to itself or exercise any or all of the authority and responsibility of the Committee hereunder. To the extent the Board has reserved to itself or exercises the authority and responsibility of the Committee, the Board shall be deemed to be acting as the Committee for purposes of the Plan and references to the Committee in the Plan shall be to the Board. (b) Subject to applicable law, the Board may delegate, in whole or in part, any of the authority of the Committee hereunder (subject to such limits as may be determined by the Board) to any individual or committee of individuals (who need not be Directors), including without limitation the authority to make Awards to Eligible Individuals who are not officers or directors of the Company or any of its Subsidiaries and who are not subject to Section 16 of the Exchange Act. To the extent that the Board delegates any such authority to make Awards as provided by this Section 3.2(b), all references in the Plan to the Committee’s authority to make Awards and determinations with respect thereto shall be deemed to include the Board’s delegate. 3.3. Committee Powers. Subject to the express terms and conditions set forth herein, the Committee shall have all of the powers necessary to enable it to carry out its duties under the Plan, including, without limitation, the power from time to time to: (a) determine those Eligible Individuals to whom Awards shall be granted under the Plan and determine the number of Shares or amount of cash in respect of which each Award is granted, prescribe the terms and conditions (which need not be identical) of each such Award, including, (i) in the case of Options, the exercise price per Share and the duration of the Option and (ii) in the case of Stock Appreciation Rights, the Base Price per Share and the duration of the Stock Appreciation Right, and make any amendment or modification to any Agreement consistent with the terms of the Plan; AT HOME GROUP INC. 2021 PROXY STATEMENT B-6

APPENDIX B—AMENDED AND RESTATED AT HOME GROUP INC. EQUITY INCENTIVE PLAN (b) construe and interpret the Plan and the Awards granted hereunder, establish, amend and revoke rules, regulations and guidelines as it deems are necessary or appropriate for the administration of the Plan, including, but not limited to, correcting any defect, supplying any omission or reconciling any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it shall deem necessary or advisable, including so that the Plan and the operation of the Plan comply with Rule 16b-3 under the Exchange Act, the Code to the extent applicable and other applicable law, and otherwise make the Plan fully effective; (c) determine the duration and purposes for leaves of absence which may be granted to a Participant on an individual basis without constituting a Termination for purposes of the Plan; (d) cancel, with the consent of the Participant, outstanding Awards or as otherwise permitted under the terms of the Plan; (e) exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and (f) generally, exercise such powers and perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan. 3.4. Non-Uniform Determinations. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among Persons who receive, or are eligible to receive, Awards (whether or not such Persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Award Agreements, as to the Eligible Individuals to receive Awards under the Plan and the terms and provision of Awards under the Plan. 3.5. Non-U.S. Employees. Notwithstanding anything herein to the contrary, with respect to Participants working outside the United States, the Committee may establish subplans, determine the terms and conditions of Awards, and make such adjustments to the terms thereof as are necessary or advisable to fulfill the purposes of the Plan taking into account matters of local law or practice, including tax and securities laws of jurisdictions outside the United States. 3.6. Indemnification. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to the Plan or any transaction hereunder. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering the Plan or in authorizing or denying authorization to any transaction hereunder. 3.7. No Repricing of Options or Stock Appreciation Rights. The Committee shall have no authority to (i) make any adjustment (other than in connection with an Adjustment Event, a Corporate Transaction or other transaction where an adjustment is permitted or required under the terms of the Plan) or amendment, and no such adjustment or amendment shall be made, that reduces or would have the effect of reducing the exercise price of an Option or Base Price of a Stock Appreciation Right previously granted under the Plan, whether through amendment, cancellation or replacement grants or other means, or (ii) cancel for cash or other consideration any Option whose Option Price is greater than the then Fair Market Value of a Share or Stock Appreciation Right whose Base Price is greater than the then Fair Market Value of a Share unless, in either case the Company’s stockholders shall have approved such adjustment, amendment or cancellation. 4. Stock Subject to the Plan; Grant Limitations. 4.1. Aggregate Number of Shares Authorized for Issuance. Subject to any adjustment as provided in the Plan, (i) the maximum number of Shares that may be issued pursuant to Awards granted under the Plan to senior executives of the Company in connection with the Initial Public Offering of the Company shall not exceed 2,478,702 Shares (the “IPO Bonus Pool”), and (ii) the maximum number of Shares that may be issued pursuant to Awards granted under the Plan (other than the IPO Bonus Pool) shall not exceed 7,218,053 Shares (the “Post-IPO Share Pool”), all of which may granted pursuant to Incentive Stock Options. The Shares to be issued under the Plan may be, in whole or in part, authorized but unissued Shares or issued Shares which shall have been reacquired by the Company and held by it as treasury shares. 4.2. Individual Participant Limit. With respect to Awards granted following the last day of the Transition Period (or, if later, the date the Plan is approved by the Company’s stockholders for purposes of Section 162(m)), (a) the aggregate number AT HOME GROUP INC. 2021 PROXY STATEMENT B-7

APPENDIX B—AMENDED AND RESTATED AT HOME GROUP INC. EQUITY INCENTIVE PLAN of Shares that may be the subject of Options or Stock Appreciation Rights granted in any calendar year (or in respect of the calendar year during which the Transition Period expires, the remainder of such calendar year) may not exceed 3,000,000 Shares in the case of an Eligible Individual who is not a Nonemployee Director, or 90,000 Shares in the case of a Nonemployee Director, (b) the aggregate number of Shares that may be the subject of Performance-Based Restricted Stock and Performance Share Units granted in any calendar year (or in respect of the calendar year during which the Transition Period expires, the remainder of such calendar year) may not exceed 1,000,000 Shares in the case of an Eligible Individual who is not a Nonemployee Director, or 30,000 Shares in the case of a Nonemployee Director and (c) the maximum dollar amount of cash or the Fair Market Value of Shares that any individual may receive in any calendar year (or in respect of the calendar year during which the Transition Period expires, the remainder of such calendar year) in respect of Performance Units may not exceed $10,000,000. 4.3. Calculating Shares Available. If an Award or any portion thereof that is issued from the Post-IPO Share Pool (i) expires or otherwise terminates without all of the Shares covered by such Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than Shares), such expiration, termination or settlement will not reduce (or otherwise offset) the number of Shares that may be available for issuance under the Plan. If any Shares issued pursuant to an Award are forfeited and returned back to or reacquired by the Company because of the failure to meet a contingency or condition required to vest such Shares in the Participant, then the Shares that are forfeited or reacquired will again become available for issuance under the Plan. Any Shares tendered or withheld (i) to pay the Option Price of an Option or the Base Price of a Stock Appreciation Right granted under this Plan or (ii) to satisfy tax withholding obligations associated with an Award granted under this Plan shall not become available again for issuance under this Plan. Under no circumstances will Shares underlying any Awards issued under the IPO Bonus Pool, once issued, again become available for issuance under the Plan. 5. Stock Options. 5.1. Authority of Committee. The Committee may grant Options to Eligible Individuals in accordance with the Plan, the terms and conditions of the grant of which shall be set forth in an Award Agreement. Incentive Stock Options may be granted only to Eligible Individuals who are employees of the Company or any of its Subsidiaries on the date the Incentive Stock Option is granted. Options shall be subject to the following terms and provisions: 5.2. Option Price. The Option Price or the manner in which the exercise price is to be determined for Shares under each Option shall be determined by the Committee and set forth in the Award Agreement; provided, however, that the exercise price per Share under each Option shall not be less than the greater of (i) the par value of a Share and (ii) 100% of the Fair Market Value of a Share on the date the Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Shareholder). 5.3. Maximum Duration. Options granted hereunder shall be for such term as the Committee shall determine; provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Shareholder) and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted; provided, further, however, that (i) unless the Committee provides otherwise, an Option (other than an Incentive Stock Option) may, upon the death of the Participant prior to the expiration of the Option, be exercised for up to one (1) year following the date of the Participant’s death (but in no event beyond the date on which the Option otherwise would expire by its terms), and (ii) if, at the time an Option (other than an Incentive Stock Option) would otherwise expire at the end of its term, the exercise of the Option is prohibited by applicable law or the Company’s insider trading policy, the term shall be extended until thirty (30) days after the prohibition no longer applies. The Committee may, subsequent to the granting of any Option, extend the period within which the Option may be exercised (including following a Participant’s Termination), but in no event shall the period be extended to a date that is later than the earlier of the latest date on which the Option could have been exercised and the 10th anniversary of the date of grant of the Option, except as otherwise provided herein in this Section 5.3. 5.4. Vesting. The Committee shall determine and set forth in the applicable Award Agreement the time or times at which an Option shall become vested and exercisable; provided that no Award granted to an Employee that vests solely based on the performance of services shall have a vesting period of less than one year. To the extent not exercised, vested installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time. AT HOME GROUP INC. 2021 PROXY STATEMENT B-8

APPENDIX B—AMENDED AND RESTATED AT HOME GROUP INC. EQUITY INCENTIVE PLAN 5.5. Limitations on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date of the grant) of Shares with respect to which Incentive Stock Options granted under the Plan and “incentive stock options” (within the meaning of Section 422 of the Code) granted under all other plans of the Company or its Subsidiaries (in either case determined without regard to this Section 5.5) are exercisable by a Participant for the first time during any calendar year exceeds $100,000, such Incentive Stock Options shall be treated as Nonqualified Stock Options. In applying the limitation in the preceding sentence in the case of multiple Option grants, unless otherwise required by applicable law, Options which were intended to be Incentive Stock Options shall be treated as Nonqualified Stock Options according to the order in which they were granted such that the most recently granted Options are first treated as Nonqualified Stock Options. 5.6. Method of Exercise. The exercise of an Option shall be made only by giving notice in the form and to the Person designated by the Company, specifying the number of Shares to be exercised and, to the extent applicable, accompanied by payment therefor and otherwise in accordance with the Award Agreement pursuant to which the Option was granted. The Option Price for any Shares purchased pursuant to the exercise of an Option shall be paid in any of, or any combination of, the following forms: (a) cash or its equivalent (e.g., a check) or (b) if permitted by the Committee, the transfer, either actually or by attestation, to the Company of Shares that have been held by the Participant for at least six (6) months (or such lesser period as may be permitted by the Committee) prior to the exercise of the Option, such transfer to be upon such terms and conditions as determined by the Committee or (c) in the form of other property as determined by the Committee. In addition, (i) the Committee may provide for the payment of the Option Price through Share withholding as a result of which the number of Shares issued upon exercise of an Option would be reduced by a number of Shares having a Fair Market Value equal to the Option Price and (ii) an Option may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures that are, from time to time, deemed acceptable by the Committee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded down to the nearest number of whole Shares. 5.7. Rights of Participants. No Participant shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (a) the Option shall have been exercised with respect to such Shares pursuant to the terms of the applicable Award Agreement, (b) the Company shall have issued and delivered Shares (whether or not certificated) to the Participant, a securities broker acting on behalf of the Participant or such other nominee of the Participant and (c) the Participant’s name, or the name of his or her broker or other nominee, shall have been entered as a shareholder of record on the books of the Company. Thereupon, the Participant shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Award Agreement. 5.8. Effect of Change in Control. Any specific terms applicable to an Option in the event of a Change in Control and not otherwise provided in the Plan shall be set forth in the applicable Award Agreement. 6. Stock Appreciation Rights. 6.1. Grant. The Committee may grant Stock Appreciation Rights to Eligible Individuals in accordance with the Plan, the terms and conditions of which shall be set forth in an Award Agreement. A Stock Appreciation Right may be granted (a) at any time if unrelated to an Option or (b) if related to an Option, either at the time of grant or at any time thereafter during the term of the Option. Awards of Stock Appreciation Rights shall be subject to the following terms and provisions. 6.2. Terms; Duration. Stock Appreciation Rights shall contain such terms and conditions as to exercisability, vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years; provided, however, that unless the Committee provides otherwise, (i) a Stock Appreciation Right may, upon the death of the Participant prior to the expiration of the Award, be exercised for up to one (1) year following the date of the Participant’s death (but in no event beyond the date on which the Stock Appreciation Right otherwise would expire by its terms) and (ii) if, at the time a Stock Appreciation Right would otherwise expire at the end of its term, the exercise of the Stock Appreciation Right is prohibited by applicable law or the Company’s insider trading policy, the term shall be extended until thirty (30) days after the prohibition no longer applies. The Committee may, subsequent to the granting of any Stock Appreciation Right, extend the period within which the Stock Appreciation Right may be exercised (including following a Participant’s Termination), but in no event shall the period be extended to a date that is later than the earlier of the latest date on which the Stock Appreciation Right could have been exercised and the 10th anniversary of the date of grant of the Stock Appreciation Right, except as otherwise provided herein in this Section 6.2. AT HOME GROUP INC. 2021 PROXY STATEMENT B-9

APPENDIX B—AMENDED AND RESTATED AT HOME GROUP INC. EQUITY INCENTIVE PLAN 6.3. Vesting. The Committee shall determine and set forth in the applicable Award Agreement the time or times at which a Stock Appreciation Right shall become vested and exercisable. To the extent not exercised, vested installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Stock Appreciation Right expires. The Committee may accelerate the exercisability of any Stock Appreciation Right or portion thereof at any time. 6.4. Amount Payable. Upon exercise of a Stock Appreciation Right, the Participant shall be entitled to receive an amount determined by multiplying (i) the excess of the Fair Market Value of a Share on the last business day preceding the date of exercise of such Stock Appreciation Right over the Fair Market Value of a Share on the date the Stock Appreciation Right was granted (the “Base Price”) by (ii) the number of Shares as to which the Stock Appreciation Right is being exercised (the “SAR Payment Amount”). Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Award Agreement evidencing the Stock Appreciation Right at the time it is granted. 6.5. Method of Exercise. Stock Appreciation Rights shall be exercised by a Participant only by giving notice in the form and to the Person designated by the Company, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. 6.6. Form of Payment. Payment of the SAR Payment Amount may be made in the discretion of the Committee solely in whole Shares having an aggregate Fair Market Value equal to the SAR Payment Amount, solely in cash or in a combination of cash and Shares. If the Committee decides to make full payment in Shares and the amount payable results in a fractional Share, payment shall be rounded down to the nearest whole Share. 6.7. Effect of Change in Control. Any specific terms applicable to a Stock Appreciation Right in the event of a Change in Control and not otherwise provided in the Plan shall be set forth in the applicable Award Agreement. 7. Dividend Equivalent Rights. The Committee may grant Dividend Equivalent Rights, either in tandem with an Award or as a separate Award, to Eligible Individuals in accordance with the Plan. The terms and conditions applicable to each Dividend Equivalent Right shall be specified in the Award Agreement evidencing the Award. Amounts payable in respect of Dividend Equivalent Rights may be payable currently or, may be, deferred until the lapsing of restrictions on such Dividend Equivalent Rights or until the vesting, exercise, payment, settlement or other lapse of restrictions on the Award to which the Dividend Equivalent Rights relate; provided, however, that a Dividend Equivalent Right granted in tandem with another Award that vests based on the achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Awards with respect to which such dividends are payable. In the event that the amount payable in respect of Dividend Equivalent Rights is to be deferred, the Committee shall determine whether such amount is to be held in cash or reinvested in Shares or deemed (notionally) to be reinvested in Shares. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or multiple installments, as determined by the Committee. 8. Restricted Stock; Restricted Stock Units. 8.1. Restricted Stock. The Committee may grant Awards of Restricted Stock to Eligible Individuals in accordance with the Plan, the terms and conditions of which shall be set forth in an Award Agreement. Each Award Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Award Agreements may require that an appropriate legend be placed on Share certificates. With respect to Shares in a book entry account in a Participant’s name, the Committee may cause appropriate stop transfer instructions to be delivered to the account custodian, administrator or the Company’s corporate secretary as determined by the Committee in its sole discretion. Awards of Restricted Stock shall be subject to the following terms and provisions: (a) Rights of Participant. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Participant as soon as reasonably practicable after the Award is granted provided that the Participant has executed an Award Agreement evidencing the Award (which, in the case of an electronically distributed Award Agreement, shall be deemed to have been executed by an acknowledgement of receipt or in such other manner as the Committee may prescribe) and any other documents which the Committee may require as a condition to the issuance of such AT HOME GROUP INC. 2021 PROXY STATEMENT B-10

APPENDIX B—AMENDED AND RESTATED AT HOME GROUP INC. EQUITY INCENTIVE PLAN Shares. At the discretion of the Committee, Shares issued in connection with an Award of Restricted Stock may be held in escrow by an agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Award Agreement, upon the issuance of the Shares, the Participant shall have all of the rights of a shareholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares. (b) Terms and Conditions. Each Award Agreement shall specify the number of Shares of Restricted Stock to which it relates, the conditions which must be satisfied in order for the Restricted Stock to vest and the circumstances under which the Award will be forfeited. (c) Delivery of Shares. Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate or evidence of book entry Shares to be delivered to the Participant with respect to such Shares of Restricted Stock, free of all restrictions hereunder. (d) Treatment of Dividends. At the time an Award of Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Participant of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (i) deferred until the lapsing of the restrictions imposed upon such Shares and (ii) held by the Company for the account of the Participant until such time; provided, however, that a dividend payable in respect of Restricted Stock that vests based on the achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Stock with respect to which such dividends are payable. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional Shares of Restricted Stock) or held in cash. Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares. (e) Effect of Change in Control. Any specific terms applicable to Restricted Stock in the event of a Change in Control and not otherwise provided in the Plan shall be set forth in the applicable Award Agreement. 8.2. Restricted Stock Unit Awards. The Committee may grant Awards of Restricted Stock Units to Eligible Individuals in accordance with the Plan, the terms and conditions of which shall be set forth in an Award Agreement. Each such Award Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine. Awards of Restricted Stock Units shall be subject to the following terms and provisions: (a) Payment of Awards. Each Restricted Stock Unit shall represent the right of the Participant to receive one Share upon vesting of the Restricted Stock Unit or on any later date specified by the Committee; provided, however, that the Committee may provide for the settlement of Restricted Stock Units in cash equal to the Fair Market Value of the Shares that would otherwise be delivered to the Participant (determined as of the date of the Shares would have been delivered), or a combination of cash and Shares. The Committee may, at the time a Restricted Stock Unit is granted, provide a limitation on the amount payable in respect of each Restricted Stock Unit. (b) Effect of Change in Control. Any specific terms applicable to Restricted Stock Units in the event of a Change in Control and not otherwise provided in the Plan shall be set forth in the applicable Award Agreement. 9. Performance Awards. 9.1. Performance Units and Performance Share Units. The Committee may grant Awards of Performance Units and/or Performance Share Units to Eligible Individuals in accordance with the Plan, the terms and conditions of which shall be set forth in an Award Agreement. Awards of Performance Units and Performance Share Units shall be subject to the following terms and provisions: (a) Performance Units. Performance Units shall be denominated in a specified dollar amount and, contingent upon the attainment of specified Performance Objectives within the Performance Cycle and such other vesting conditions as may be determined by the Committee (including without limitation, a continued employment requirement following the end of the applicable Performance Cycle), represent the right to receive payment as provided in Sections 9.1(c) and (d) of the specified dollar amount or a percentage or multiple of the specified dollar amount AT HOME GROUP INC. 2021 PROXY STATEMENT B-11

APPENDIX B—AMENDED AND RESTATED AT HOME GROUP INC. EQUITY INCENTIVE PLAN depending on the level of Performance Objective attained. The Committee may at the time a Performance Unit is granted specify a maximum amount payable in respect of a vested Performance Unit. (b) Performance Share Units. Performance Share Units shall be denominated in Shares and, contingent upon the attainment of specified Performance Objectives within the Performance Cycle and such other vesting conditions as may be determined by the Committee, (including without limitation, a continued employment requirement following the end of the applicable Performance Cycle), represent the right to receive payment as provided in Sections 9.1(c) and (d) of the Fair Market Value of a Share on the date the Performance Share Unit became vested or any other date specified by the Committee. The Committee may at the time a Performance Share Unit is granted specify a maximum amount payable in respect of a vested Performance Share Unit. (c) Terms and Conditions; Vesting and Forfeiture. Each Award Agreement shall specify the number of Performance Units or Performance Share Units to which it relates, the Performance Objectives and other conditions which must be satisfied in order for the Performance Units or Performance Share Units to vest and the Performance Cycle within which such Performance Objectives must be satisfied and the circumstances under which the Award will be forfeited. (d) Payment of Awards. Subject to Section 9.3(c), payment to Participants in respect of vested Performance Share Units and Performance Units shall be made as soon as practicable after the last day of the Performance Cycle to which such Award relates or at such other time or times as the Committee may determine that the Award has become vested. Such payments may be made entirely in Shares valued at their Fair Market Value, entirely in cash or in such combination of Shares and cash as the Committee in its discretion shall determine at any time prior to such payment. 9.2. Performance-Based Restricted Stock. The Committee, may grant Awards of Performance-Based Restricted Stock to Eligible Individuals in accordance with the Plan, the terms and conditions of which shall be set forth in an Award Agreement. Each Award Agreement may require that an appropriate legend be placed on Share certificates. With respect to Shares in a book entry account in a Participant’s name, the Committee may cause appropriate stop transfer instructions to be delivered to the account custodian, administrator or the Company’s corporate secretary as determined by the Committee in its sole discretion. Awards of Performance-Based Restricted Stock shall be subject to the following terms and provisions: (a) Rights of Participant. Performance-Based Restricted Stock shall be issued in the name of the Participant as soon as reasonably practicable after the Award is granted or at such other time or times as the Committee may determine; provided, however, that no Performance-Based Restricted Stock shall be issued until the Participant has executed an Award Agreement evidencing the Award (which, in the case of an electronically distributed Award Agreement, shall be deemed to have been executed by an acknowledgement of receipt or in such other manner as the Committee may prescribe), and any other documents which the Committee may require as a condition to the issuance of such Performance-Based Restricted Stock. At the discretion of the Committee, Shares issued in connection with an Award of Performance-Based Restricted Stock may be held in escrow by an agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Award Agreement, upon issuance of the Shares, the Participant shall have all of the rights of a shareholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares. (b) Terms and Conditions. Each Award Agreement shall specify the number of Shares of Performance-Based Restricted Stock to which it relates, the Performance Objectives and other conditions which must be satisfied in order for the Performance-Based Restricted Stock to vest, the Performance Cycle within which such Performance Objectives must be satisfied and the circumstances under which the Award will be forfeited; provided, however, that no Performance Cycle for Performance-Based Restricted Stock shall be less than one (1) year. (c) Treatment of Dividends. At the time the Award of Performance-Based Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Participant of dividends, or a specified portion thereof, declared or paid on Shares represented by such Award which have been issued by the Company to the Participant shall be (i) deferred until the lapsing of the restrictions imposed upon such Performance-Based Restricted Stock and (ii) held by the Company for the account of the Participant until such time; provided, however, that a dividend payable in respect of Performance-Based Restricted Stock shall be subject to restrictions and risk of forfeiture to the same extent as the Performance-Based Restricted Stock with respect to which such dividends are payable. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional Shares of Performance-Based Restricted Stock) or held in cash. Payment of deferred dividends in respect AT HOME GROUP INC. 2021 PROXY STATEMENT B-12

APPENDIX B—AMENDED AND RESTATED AT HOME GROUP INC. EQUITY INCENTIVE PLAN of Shares of Performance-Based Restricted Stock (whether held in cash or in additional Shares of Performance-Based Restricted Stock) shall be made upon the lapsing of restrictions imposed on the Performance-Based Restricted Stock in respect of which the deferred dividends were paid, and any dividends deferred in respect of any Performance-Based Restricted Stock shall be forfeited upon the forfeiture of such Performance-Based Restricted Stock. (d) Delivery of Shares. Upon the lapse of the restrictions on Shares of Performance-Based Restricted Stock awarded hereunder, the Committee shall cause a stock certificate or evidence of book entry Shares to be delivered to the Participant with respect to such Shares, free of all restrictions hereunder. 9.3. Performance Objectives. (a) Establishment. With respect to any Performance Awards intended to constitute Performance-Based Compensation, Performance Objectives for Performance Awards may be expressed in terms of (i) earnings per share; (ii) operating income; (iii) return on equity or assets; (iv) cash flow; (v) net cash flow; (vi) cash flow from operations; (vii) EBITDA and/or adjusted EBITDA; (viii) revenue growth, product revenue and/or comparable sales growth; (ix) revenue ratios; (x) cost reductions; (xi) cost ratios or margins; (xii) overall revenue or sales growth; (xiii) expense reduction or management; (xiv) market position or market share; (xv) total shareholder return; (xvi) return on investment; (xvii) earnings before interest and taxes (EBIT); (xviii) net income (before or after taxes); (xix) return on assets or net assets; (xx) economic value added; (xxi) shareholder value added; (xxii) cash flow return on investment; (xxiii) net operating profit; (xxiv) net operating profit after tax; (xxv) return on capital; (xxvi) return on invested capital; (xxvii) customer growth; (xxviii) supply chain achievements, (xxix) financial ratios, including those measuring liquidity, activity, profitability or leverage; (xxx) financing and other capital raising transactions (xxxi) strategic partnerships or transactions; or (xxxii) any combination of the foregoing. With respect to Performance Awards not intended to constitute Performance-Based Compensation, Performance Objectives may be based on any of the foregoing or any other performance criteria as may be established by the Committee. Performance Objectives may be in respect of the performance of the Company, any of its Subsidiaries, any of its Divisions or any combination thereof. Performance Objectives may be absolute or relative (to prior performance of the Company or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. In the case of a Performance Award which is intended to constitute Performance-Based Compensation, the Performance Objectives with respect to a Performance Cycle shall be established in writing by the Committee by the earlier of (i) the date on which a quarter of the Performance Cycle has elapsed and (ii) the date which is ninety (90) days after the commencement of the Performance Cycle and in any event while the performance relating to the Performance Objectives remains substantially uncertain. (b) Effect of Certain Events. The Committee may, at the time the Performance Objectives in respect of a Performance Award are established, provide for the manner in which performance will be measured against the Performance Objectives to reflect the impact of specified events, including any one or more of the following with respect to the Performance Period (i) the gain, loss, income or expense resulting from changes in accounting principles or tax laws that become effective during the Performance Period; (ii) the gain, loss, income or expense reported publicly by the Company with respect to the Performance Period that are extraordinary or unusual in nature or infrequent in occurrence; (iii) the gains or losses resulting from and the direct expenses incurred in connection with, the disposition of a business, or the sale of investments or non-core assets; (iv) the gain or loss from all or certain claims and/or litigation and all or certain insurance recoveries relating to claims or litigation; or (v) the impact of investments or acquisitions made during the year or, to the extent provided by the Committee, any prior year. The events may relate to the Company as a whole or to any part of the Company’s business or operations, as determined by the Committee at the time the Performance Objectives are established. Any adjustments based on the effect of certain events are to be determined in accordance with generally accepted accounting principles and standards, unless another objective method of measurement is designated by the Committee and, in respect of Performance Awards intended to constitute Performance-Based Compensation, such adjustments shall be permitted only to the extent permitted under Section 162(m) without adversely affecting the treatment of any Performance Award as Performance-Based Compensation. (c) Determination of Performance. Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Performance Award, the Committee shall certify in writing that the applicable Performance Objectives have been satisfied to the extent necessary for such Award to qualify as Performance-Based Compensation. In respect of a Performance Award, the Committee may, in its sole discretion, (i) reduce the amount of cash paid or number of Shares to be issued or that have been issued and that become vested or on which restrictions lapse, and/or (ii) establish rules and procedures that have the effect of limiting the amount payable to any Participant to an amount that is less AT HOME GROUP INC. 2021 PROXY STATEMENT B-13

APPENDIX B—AMENDED AND RESTATED AT HOME GROUP INC. EQUITY INCENTIVE PLAN than the amount that otherwise would be payable under an Award granted under this Section 9. The Committee may exercise such discretion in a non-uniform manner among Participants. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to any Performance Award intended to constitute Performance-Based Compensation if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Awards to fail to qualify as Performance-Based Compensation. (d) Effect of Change in Control. Any specific terms applicable to a Performance Award in the event of a Change in Control and not otherwise provided in the Plan shall be set forth in the applicable Award Agreement. 10. Share Awards. The Committee may grant a Share Award to any Eligible Individual on such terms and conditions as the Committee may determine in its sole discretion. Share Awards may be made as additional compensation for services rendered by the Eligible Individual or may be in lieu of cash or other compensation to which the Eligible Individual is entitled from the Company. Any dividend payable in respect of a Share Award that vests based on the achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Share Award with respect to which such dividends are payable. 11. Effect of Termination of Employment; Transferability. 11.1. Termination. The Award Agreement evidencing the grant of each Award shall set forth the terms and conditions applicable to such Award upon Termination, which shall be as the Committee may, in its discretion, determine at the time the Award is granted or at anytime thereafter. 11.2. Transferability of Awards and Shares. (a) Non-Transferability of Awards. Except as set forth in Section 11.2(c) or (d) or as otherwise permitted by the Committee and as set forth in the applicable Award Agreement, either at the time of grant or at anytime thereafter, no Award (other than Restricted Stock, Performance-Based Restricted Stock, and Share Awards with respect to which the restrictions have lapsed) shall be (i) sold, transferred or otherwise disposed of, (ii) pledged or otherwise hypothecated or (iii) subject to attachment, execution or levy of any kind; and any purported transfer, pledge, hypothecation, attachment, execution or levy in violation of this Section 11.2 shall be null and void. (b) Restrictions on Shares. The Committee may impose such restrictions on any Shares acquired by a Participant under the Plan as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, restrictions under the requirements of any stock exchange or market upon which such Shares are then listed or traded and restrictions under any blue sky or state securities laws applicable to such Shares. (c) Transfers By Will or by Laws of Descent or Distribution. Any Award may be transferred by will or by the laws of descent or distribution; provided, however, that (i) any transferred Award will be subject to all of the same terms and conditions as provided in the Plan and the applicable Award Agreement; and (ii) the Participant’s estate or beneficiary appointed in accordance with this Section 11.2(c) will remain liable for any withholding tax that may be imposed by any federal, state or local tax authority. (d) Beneficiary Designation. To the extent permitted by applicable law, the Company may from time to time permit each Participant to name one or more individuals (each, a “Beneficiary”) to whom any benefit under the Plan is to be paid or who may exercise any rights of the Participant under any Award granted under the Plan in the event of the Participant’s death before he or she receives any or all of such benefit or exercises such Award. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation or if any such designation is not effective under applicable law as determined by the Committee, benefits under Awards remaining unpaid at the Participant’s death and rights to be exercised following the Participant’s death shall be paid to or exercised by the Participant’s estate. 12. Adjustment upon Changes in Capitalization. 12.1. In the event that (a) the outstanding Shares are changed into or exchanged for a different number or kind of Shares or other stock or securities or other equity interests of the Company or another corporation or entity, whether AT HOME GROUP INC. 2021 PROXY STATEMENT B-14

APPENDIX B—AMENDED AND RESTATED AT HOME GROUP INC. EQUITY INCENTIVE PLAN through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, substitution or other similar corporate event or transaction or (b) there is an extraordinary dividend or distribution by the Company in respect of its Shares or other capital stock or securities convertible into capital stock in cash, securities or other property (any event described in (a) or (b), an “Adjustment Event”), the Committee shall determine the appropriate adjustments to (i) the maximum number and kind of shares of stock or other securities or other equity interests as to which Awards may be granted under the Plan, (ii) the maximum number and class of Shares or other stock or securities that may be issued upon exercise of Incentive Stock Options, (iii) the number and kind of Shares or other securities covered by any or all outstanding Awards that have been granted under the Plan, (iv) the Option Price of outstanding Options and the Base Price of outstanding Stock Appreciation Rights, and (v) the Performance Objectives applicable to outstanding Performance Awards. 12.2. Any such adjustment in the Shares or other stock or securities (a) subject to outstanding Incentive Stock Options (including any adjustments in the exercise price) shall be made in a manner intended not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code, (b) subject to outstanding Awards that are intended to qualify as Performance-Based Compensation shall be made in a manner intended not to adversely affect the treatment of the Awards as Performance-Based Compensation and (c) with respect to any Award that is not subject to Section 409A, in a manner intended not to subject the Award to Section 409A and, with respect to any Award that is subject to Section 409A, in a manner intended to comply with Section 409A. 12.3. If, by reason of an Adjustment Event, pursuant to an Award, a Participant shall be entitled to, or shall be entitled to exercise an Award with respect to, new, additional or different shares of stock or securities of the Company or any other corporation, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award prior to such Adjustment Event, as may be adjusted in connection with such Adjustment Event in accordance with this Section 12. 13. Effect of Certain Transactions. 13.1. Except as otherwise provided in the applicable Award Agreement, in connection a Corporate Transaction, either: (a) outstanding Awards shall, unless otherwise provided in connection with the Corporate Transaction, continue following the Corporate Transaction and shall be adjusted if and as provided for in the agreement or plan (in the case of a liquidation or dissolution) entered into or adopted in connection with the Corporate Transaction (the “Transaction Agreement”), which may include, in the sole discretion of the Committee or the parties to the Corporate Transaction, the assumption or continuation of such Awards by, or the substitution for such Awards of new awards of, the surviving, successor or resulting entity, or a parent or subsidiary thereof, with such adjustments as to the number and kind of shares or other securities or property subject to such new awards, exercise prices and other terms of such new awards as the Committee or the parties to the Corporate Transaction shall agree, or (b) outstanding Awards shall terminate upon the consummation of the Corporate Transaction; provided, however, that vested Awards shall not be terminated without: (i) in the case of vested Options and Stock Appreciation Rights (including those Options and Stock Appreciation Rights that would become vested upon the consummation of the Corporate Transaction), (1) providing the holders of affected Options and Stock Appreciation Rights a period of at least fifteen (15) calendar days prior to the date of the consummation of the Corporate Transaction to exercise the Options and Stock Appreciation Rights, or (2) providing the holders of affected Options and Stock Appreciation Rights payment (in cash or other consideration upon or immediately following the consummation of the Corporate Transaction, or, to the extent permitted by Section 409A, on a deferred basis) in respect of each Share covered by the Option or Stock Appreciation Rights being cancelled an amount equal to the excess, if any, of the per Share price to be paid or distributed to stockholders in the Corporate Transaction (the value of any non-cash consideration to be determined by the Committee in good faith) over the Option Price of the Option or the Base Price of the Stock Appreciation Rights, or (ii) in the case of vested Awards other than Options or Stock Appreciation Rights (including those Awards that would become vested upon the consummation of the Corporate Transaction), providing the holders of affected Awards payment (in cash or other consideration upon or immediately following the consummation of the Corporate Transaction, or, to the extent permitted by Section 409A, on a deferred basis) in respect of each Share covered by the AT HOME GROUP INC. 2021 PROXY STATEMENT B-15

APPENDIX B—AMENDED AND RESTATED AT HOME GROUP INC. EQUITY INCENTIVE PLAN Award being cancelled of the per Share price to be paid or distributed to stockholders in the Corporate Transaction, in each case with the value of any non-cash consideration to be determined by the Committee in good faith. (c) For the avoidance of doubt, if the amount determined pursuant to clause (b)(i)(2) above is zero or less, the affected Option or Stock Appreciation Rights may be terminated without any payment therefor. 13.2. Without limiting the generality of the foregoing or being construed as requiring any such action, in connection with any such Corporate Transaction the Committee may, in its sole and absolute discretion, cause any of the following actions to be taken effective upon or at any time prior to any Corporate Transaction (and any such action may be made contingent upon the occurrence of the Corporate Transaction): (a) cause any or all unvested Options and Stock Appreciation Rights to become fully vested and immediately exercisable (as applicable) and/or provide the holders of such Options and Stock Appreciation Rights a reasonable period of time prior to the date of the consummation of the Corporate Transaction to exercise the Options and Stock Appreciation Rights; (b) with respect to unvested Options and Stock Appreciation Rights that are terminated in connection with the Corporate Transaction, provide to the holders thereof a payment (in cash and/or other consideration) in respect of each Share covered by the Option or Stock Appreciation Right being terminated in an amount equal to all or a portion of the excess, if any, of the per Share price to be paid or distributed to stockholders in the Corporate Transaction (the value of any non-cash consideration to be determined by the Committee in good faith) over the exercise price of the Option or the Base Price of the Stock Appreciation Right, which may be paid in accordance with the vesting schedule of the Award as set forth in the applicable Award Agreement, upon the consummation of the Corporate Transaction or, to the extent permitted by Section 409A, at such other time or times as the Committee may determine; (c) with respect to unvested Awards (other than Options or Stock Appreciation Rights) that are terminated in connection with the Corporate Transaction, provide to the holders thereof a payment (in cash and/or other consideration) in respect of each Share covered by the Award being terminated in an amount equal to all or a portion of the per Share price to be paid or distributed to stockholders in the Corporate Transaction (the value of any non-cash consideration to be determined by the Committee in good faith), which may be paid in accordance with the vesting schedule of the Award as set forth in the applicable Award Agreement, upon the consummation of the Corporate Transaction or, to the extent permitted by Section 409A, at such other time or times as the Committee may determine. (d) For the avoidance of doubt, if the amount determined pursuant to clause (b) above is zero or less, the affected Option or Stock Appreciation Rights may be terminated without any payment therefor. 13.3. Notwithstanding anything to the contrary in this Plan or any Agreement, (a) the Committee may, in its sole discretion, provide in the Transaction Agreement or otherwise for different treatment for different Awards or Awards held by different Participants and, where alternative treatment is available for a Participant’s Awards, may allow the Participant to choose which treatment shall apply to such Participant’s Awards; (b) any action permitted under this Section 13 may be taken without the need for the consent of any Participant. To the extent a Corporate Transaction also constitutes an Adjustment Event and action is taken pursuant to this Section 13 with respect to an outstanding Award, such action shall conclusively determine the treatment of such Award in connection with such Corporate Transaction notwithstanding any provision of the Plan to the contrary (including Section 12). (c) to the extent the Committee chooses to make payments to affected Participants pursuant to Section 13.1(b)(i)(2) or (ii) or Section 13.2(b) or (c) above, any Participant who has not returned any letter of transmittal or similar acknowledgment that the Committee requires be signed in connection with such payment within the time period established by the Committee for returning any such letter or similar acknowledgement shall forfeit his or her right to any payment and his or her associated Awards may be cancelled without any payment therefor. 14. Interpretation. 14.1. Section 16 Compliance. The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Award Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan. AT HOME GROUP INC. 2021 PROXY STATEMENT B-16

APPENDIX B—AMENDED AND RESTATED AT HOME GROUP INC. EQUITY INCENTIVE PLAN 14.2. Compliance with Section 409A. All Awards granted under the Plan are intended either not to be subject to Section 409A or, if subject to Section 409A, to be administered, operated and construed in compliance with Section 409A. Notwithstanding this or any other provision of the Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award granted hereunder in any manner or take any other action that it determines, in its sole discretion, is necessary, appropriate or advisable (including replacing any Award) to cause the Plan or any Award granted hereunder to comply with Section 409A and all regulations and other guidance issued thereunder or to not be subject to Section 409A. Any such action, once taken, shall be deemed to be effective from the earliest date necessary to avoid a violation of Section 409A and shall be final, binding and conclusive on all Eligible Individuals and other individuals having or claiming any right or interest under the Plan. 14.3. Section 162(m). (a) Performance-Based Compensation Awards. Unless otherwise determined by the Committee in its sole discretion and subject to Section 14.3(b), each Performance Award granted to an Eligible Individual who is also a Covered Employee, and each Option and Stock Appreciation Right (whether or not granted to a Covered Employee), is intended to constitute Performance-Based Compensation; provided, that no Award granted following the Transition Period shall be intended to constitute Performance-Based Compensation unless the stockholder approval and other requirements of Section 162(m) to enable Awards to qualify as Performance-Based Compensation have been satisfied. If any provision of the Plan or any Award Agreement relating to an Award that is intended to constitute Performance-Based Compensation does not comply or is inconsistent with Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements and, in the case of any Performance Award, no provision of the Plan or any Award Agreement shall be deemed to confer upon the Committee any discretion to increase the amount of compensation otherwise payable in connection with any such Award upon the attainment of the Performance Objectives. (b) Section 162(m) Transition Period. (i) With respect to Options, Stock Appreciation Rights, Restricted Stock and Performance-Based Restricted Stock granted during the Transition Period (“Transition Awards”), the Company intends to rely, to the maximum extent possible, on the transition relief provided in Treas. Reg. §1.162-27(f). Accordingly, to the extent such relief from the application of Section 162(m) is available, the requirements in this Plan applicable to Awards intended to constitute Performance-Based Compensation shall not apply to Transition Awards which, without limiting the generality of the foregoing, include the provisions of Section 4.2 and those provisions of Sections 3.1(b), 3.3(a) and 9 that apply only to Awards intended to constitute Performance-Based Compensation. (ii) With respect to Awards other than Transition Awards granted during the Transition Period and which are not settled or paid prior to the end of the Transition Period, and with respect to all Awards granted following the Transition Period, the stockholder approval and other requirements of Section 162(m) must be satisfied with respect to any Awards intended to qualify as Performance-Based Compensation. 15. Term; Plan Termination and Amendment of the Plan; Modification of Awards. 15.1. Term. The Plan shall terminate on the Plan Termination Date and no Award shall be granted after that date. The applicable terms of the Plan and any terms and conditions applicable to Awards granted prior to the Plan Termination Date shall survive the termination of the Plan and continue to apply to such Awards. 15.2. Plan Amendment or Plan Termination. The Board may earlier terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that: (a) except as otherwise provided in Section 14.2, no such amendment, modification, suspension or termination shall materially and adversely alter any Awards theretofore granted under the Plan, except with the consent of the Participant, nor shall any amendment, modification, suspension or termination deprive any Participant of any Shares which he or she may have acquired through or as a result of the Plan; and (b) to the extent necessary under any applicable law, regulation or exchange requirement or as provided in Section 3.7, no other amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law, regulation or exchange requirement. AT HOME GROUP INC. 2021 PROXY STATEMENT B-17

APPENDIX B—AMENDED AND RESTATED AT HOME GROUP INC. EQUITY INCENTIVE PLAN 15.3. Modification of Awards. No modification of an Award shall materially and adversely alter or impair any rights or obligations under the Award without the consent of the Participant. 16. Non-Exclusivity of the Plan. The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases. 17. Limitation of Liability. As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to: (a) give any person any right to be granted an Award other than at the sole discretion of the Committee; (b) limit in any way the right of the Company or any of its Subsidiaries to terminate the employment of or the provision of services by any person at any time; (c) be evidence of any agreement or understanding, express or implied, that the Company will pay any person at any particular rate of compensation or for any particular period of time; or (d) be evidence of any agreement or understanding, express or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time. 18. Regulations and Other Approvals; Governing Law. 18.1. Governing Law. Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles thereof. 18.2. Compliance with Law. (a) The obligation of the Company to sell or deliver Shares with respect to Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee. (b) The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder. (c) Each grant of an Award and the issuance of Shares or other settlement of the Award is subject to compliance with all applicable federal, state and foreign law. Further, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any federal, state or foreign law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Shares, no Awards shall be or shall be deemed to be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions that are not acceptable to the Committee. Any person exercising an Option or receiving Shares in connection with any other Award shall make such representations and agreements and furnish such information as the Board or Committee may request to assure compliance with the foregoing or any other applicable legal requirements. 18.3. Transfers of Plan Acquired Shares. Notwithstanding anything contained in the Plan or any Award Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current AT HOME GROUP INC. 2021 PROXY STATEMENT B-18

APPENDIX B—AMENDED AND RESTATED AT HOME GROUP INC. EQUITY INCENTIVE PLAN registration statement under the Securities Act and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations promulgated thereunder. The Committee may require any individual receiving Shares pursuant to an Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under the Securities Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended or have an appropriate legend placed thereon to reflect their status as restricted securities as aforesaid. 19. Miscellaneous. 19.1. Award Agreements. Each Award Agreement shall either be (a) in writing in a form approved by the Committee and executed on behalf of the Company by an officer duly authorized to act on its behalf, or (b) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking Awards as the Committee may provide. If required by the Committee, an Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require. The Committee may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company. 19.2. Forfeiture Events; Clawback. (a) Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, clawback or recoupment upon the occurrence of certain specified events or as required by law, in addition to any otherwise applicable forfeiture provisions that apply to the Award. (b) Accounting Restatement. If a Participant receives compensation pursuant to an Award under the Plan based on financial statements that are subsequently required to be restated in a way that would decrease the value of such compensation, the Participant will, to the extent not otherwise prohibited by law, upon the written request of the Company, forfeit and repay to the Company the difference between what the Participant received and what the Participant should have received based on the accounting restatement, in accordance with (i) the Company’s compensation recovery, “clawback” or similar policy, as may be in effect from time to time and (ii) any compensation recovery, “clawback” or similar policy made applicable by law including the provisions of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules, regulations and requirements adopted thereunder by the Securities and Exchange Commission and/or any national securities exchange on which the Company’s equity securities may be listed (the “Policy”). By accepting an Award hereunder, the Participant acknowledges and agrees that the Policy shall apply to such Award, and all incentive-based compensation payable pursuant to such Award shall be subject to forfeiture and repayment pursuant to the terms of the Policy. 19.3. Multiple Agreements. The terms of each Award may differ from other Awards granted under the Plan at the same time or at some other time. The Committee may also grant more than one Award to a given Eligible Individual during the term of the Plan, either in addition to or, subject to Section 3.7, in substitution for one or more Awards previously granted to that Eligible Individual. 19.4. Withholding of Taxes. The Company or any of its Subsidiaries may withhold from any payment of cash or Shares to a Participant or other Person under the Plan an amount sufficient to cover any withholding taxes which may become required with respect to such payment or take any other action it deems necessary to satisfy any income or other tax withholding requirements as a result of the grant, exercise, vesting or settlement of any Award under the Plan. The Company or any of its Subsidiaries shall have the right to require the payment of any such taxes or to withhold from wages or other amounts otherwise payable to a Participant or other Person, and require that the Participant or other Person furnish all information deemed necessary by the Company or any of its Subsidiaries to meet any tax reporting obligation as a condition to exercise or before making any payment or the issuance or release of any Shares pursuant to an Award. If the Participant or other Person shall fail to make such tax payments as are required, the Company or its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such AT HOME GROUP INC. 2021 PROXY STATEMENT B-19

APPENDIX B—AMENDED AND RESTATED AT HOME GROUP INC. EQUITY INCENTIVE PLAN Participant or other Person or to take such other action as may be necessary to satisfy such withholding obligations. If specified in an Award Agreement at the time of grant or otherwise approved by the Committee in its sole discretion, a Participant may, in satisfaction of his or her obligation to pay withholding taxes in connection with the exercise, vesting or other settlement of an Award, elect to (i) make a cash payment to the Company, (ii) have withheld a portion of the Shares then issuable to him or her or (iii) deliver Shares owned by the Participant prior to the exercise, vesting or other settlement of an Award, in each case having an aggregate Fair Market Value equal to the withholding taxes. To the extent that Shares are used to satisfy withholding obligations of a Participant pursuant to this Section 19.4 (whether previously-owned Shares or Shares withheld from an Award), they may only be used to satisfy the minimum tax withholding required by law (or such other amount as will not have any adverse accounting impact as determined by the Committee). 19.5. Disposition of ISO Shares. If a Participant makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Participant pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Participant pursuant to such exercise, the Participant shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office. 19.6. Plan Unfunded. The Plan shall be unfunded. Except for reserving a sufficient number of authorized Shares to the extent required by law to meet the requirements of the Plan, the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure payment of any Award granted under the Plan. AT HOME GROUP INC. 2021 PROXY STATEMENT B-20

VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 15, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. AT HOME GROUP INC. 1600 EAST PLANO PARKWAY PLANO, TX 75074 During The Meeting - Go to www.virtualshareholdermeeting.com/HOME2021 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 15, 2021. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D49528-P48254 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. AT HOME GROUP INC. For Withhold For All To withhold authority to vote for any individual All All Exceptnominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR the following: ! ! ! 1. Election of Class II Directors. Nominees: 01) Wendy A. Beck 02) John J. Butcher 03) Philip L. Francis For Against Abstain The Board of Directors recommends you vote FOR proposals 2, 3 and 4. ! ! ! ! ! ! ! ! ! 2. Advisory approval of the compensation of our named executive officers. 3. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 29, 2022. 4. Approval of an amendment to the Amended and Restated At Home Group Inc. Equity Incentive Plan. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

AT HOME GROUP INC. 2021 Annual Meeting of Stockholders June 16, 2021 at 2:30 PM CDT Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com D49529-P48254 AT HOME GROUP INC. Annual Meeting of Stockholders June 16, 2021 2:30 PM CDT This proxy is solicited by the Board of Directors The stockholder(s) her eby appoint(s) Mary Jane Br oussar d and Jef fr ey R. Knudson, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of Common Stock of AT HOME GROUP INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 2:30 PM CDT on June 16, 2021, virtually by live webcast at www.virtualshareholdermeeting.com/HOME2021, and any adjournment or postponement thereof and to vote in their judgement upon all other matters that may properly come before such meeting. The undersigned revokes any proxy previously given to vote at such meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations, which are set forth on the reverse side hereof. Continued and to be signed on reverse side